UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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KENNAMETAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF 2021 ANNUAL MEETING AND

PROXY STATEMENT

KENNAMETAL

A MESSAGE FROM OUR BOARD OF DIRECTORS

September 14, 2021

Dear Fellow Shareowners,

We are pleased to invite you to the Kennametal Annual Meeting of Shareowners at 2:00 p.m. (Eastern Time) on October 26, 2021. This year’s Annual Meeting will once again be held virtually, via a live audio only webcast.

While fiscal 2021 certainly had its challenges from the COVID-19 and associated end-market headwinds, we remained focused during the year on advancing our strategy while also managing the effects of the pandemic and maintaining strong liquidity. We delivered better-than-expected financial results, kept our employees safe while continuing to serve customers, and achieved our simplification/modernization savings target despite significantly lower volumes. It has been a year of challenges but also one of successes, and we are grateful to our teams around the world for their efforts this year and every year.

Our Board is committed to good corporate governance and ethical conduct, promoting the best interests of our shareowners. As noted in this proxy statement, we continue to follow good corporate governance policies in line with these interests. Further, we are evolving our Environmental, Social, and Governance (ESG) work, and you can learn more about the progress we made in the FY21 ESG report on the Corporate Sustainability page of Kennametal.com.

The Annual Meeting will include consideration of the matters included in the accompanying Notice of Annual Meeting and Proxy Statement. Every shareowner’s vote is important to us so if you cannot attend the virtual meeting, please see the Notice of Annual Meeting of Shareowners for details on voting.

On behalf of the Board of Directors, thank you for your continued ownership and support of Kennametal.

Sincerely,

Christopher Rossi	Lawrence W. Stranghoener
President and Chief Executive Officer	Chairman of the Board

Notice of Annual Meeting of Shareowners

When:	2:00 p.m. (Eastern Time) on Tuesday, October 26, 2021

Where:	Virtually, via live audio webcast at www.virtualshareholdermeeting.com/KMT2021

Record Date:	Tuesday, August 31, 2021 (Only shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.)

Agenda

The Annual Meeting of Shareowners (“Annual Meeting”) will be held to consider and act upon the following matters:

1.	The election of nine directors for terms to expire in 2022;

2.	The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022; and

3.	A non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement.

Shareowners also will be asked to consider such other business as may properly come before the meeting. The Board of Directors has fixed Tuesday, August 31, 2021 as the record date (the “Record Date”). Only shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

How to Vote

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact, and over time, lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our shareowners’ timely access to this important information. If you have received a Notice, and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

It is not necessary to attend the Annual Meeting to vote your shares. You may vote by proxy via telephone, Internet or by completing, dating, signing and returning a paper proxy card.

By Order of the Board of Directors

Michelle R. Keating
Vice President, Secretary
and General Counsel

September 14, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD OCTOBER 26, 2021

This Proxy Statement and the 2021 Annual Report are available for viewing at

www.proxyvote.com

2021 Proxy Summary

This 2021 Proxy Summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider before voting, and we strongly encourage you to carefully read the Proxy Statement before voting.

General Information About the 2021 Annual Meeting of Shareowners

2:00 p.m. (Eastern Time) on Tuesday, October 26, 2021

Virtually, via live audio webcast at www.virtualshareholdermeeting.com/KMT2021

August 31, 2021

For all matters, shareowners as of the Record Date have one vote for each share of capital stock held by such person on the Record Date

Proposals to be Considered and Board Recommendations

Proposal	Board Voting Recommendation	Page Reference (for more detail)

Election of nine directors with terms to expire in 2022	FOR each Director Nominee	7

Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022	FOR	34

Non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement	FOR	89

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Board Nominees

		Director Since (1)			Committee Memberships			Other Public Company Boards
Name	Age		Occupation	Independent	AC	CC	N/CG
Joseph Alvarado	69	2018	Board of Directors, Arcosa, Inc., PNC Financial Services Group, Inc., and Trinseo, S.A.	Yes	—	✘	✘	Arcosa, Inc.; PNC Financial Services Group, Inc.; Trinseo, S.A.
Cindy L. Davis	59	2012	Board of Directors, Brinker International, Inc. and Deckers Outdoor Corporation	Yes	—	Chair	✘	Brinker International, Inc.; Deckers Outdoor Corporation
William J. Harvey	70	2011	Board of Directors, Bridgestone Americas, Inc., Origin Materials, Inc. and Huber Engineered Woods LLC	Yes	—	✘	Chair	Origin Materials, Inc.
William M. Lambert	63	2016	Board of Directors, MSA Safety, Inc.	Yes	Chair	—	—	MSA Safety, Inc.
Lorraine M. Martin	59	2018	President and CEO, National Safety Council	Yes	✘	—	—	—
Sagar A. Patel	55	2016	Business Group President, Engine Systems, Woodward, Inc.	Yes	✘	—	—	—
Christopher Rossi	57	2017	President and Chief Executive Officer (“CEO”), Kennametal Inc.	No	—	—	—	Terex Corporation
Lawrence W. Stranghoener	67	2003	Chairman of the Board, Kennametal Inc.	Yes	—	—	—	—
Steven H. Wunning	70	2005	Board of Directors, Black & Veatch Holding Company, Summit Materials, Inc., and The Sherwin Williams Company	Yes	✘	—	✘	Summit Materials, Inc.; The Sherwin Williams Company

(1)	References are to calendar years.
AC	Audit Committee
CC	Compensation Committee
N/CG	Nominating/Corporate Governance Committee

•	Attendance: In Fiscal 2021, each of our director nominees serving on the Board in that year attended at least 75% of the Board and committee meetings on which he or she sat.

•

Director Elections:    Directors are elected by a majority of votes cast; meaning that the number of votes cast “for” such director nominee must exceed the number of votes cast “against” such nominee in order for a director to be elected.

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    PROXY SUMMARY

PROXY SUMMARY

Corporate Governance Highlights

Our Board has a strong commitment to ethical conduct and good corporate governance, which promotes the long-term interests of shareowners, strengthens Board and management accountability and helps build public trust in the Company. The dashboard below provides a snapshot of the Company’s current corporate governance policies.

•	Declassified Board of Directors — The Company’s By-Laws provide for a declassified Board of Directors, whereby all Directors are elected to one-year terms.

•	Separation of CEO and Chairman — The roles of the Chief Executive Officer and the Chairman of the Board are separate. An independent director serves as our Chairman of the Board.

•	Majority Voting in Director Elections — Director elections are conducted on a majority voting basis and without cumulative voting.

•

Change in Control Double-Trigger Vesting Provision — The Company’s 2020 Stock and Incentive Plan requires both a change in control of the Company and termination of the executive’s employment (“double-trigger”) for unvested or unearned equity awards to vest on an accelerated basis.

•

Governance Guidelines — The Board has established Corporate Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as the Board’s mission, a Director’s responsibilities, Director qualifications, determination of Director independence, Board committee structure, Chief Executive Officer performance evaluations and management succession. The Board regularly reviews developments in corporate governance and updates the Corporate Governance Guidelines and other governance materials as it deems necessary and appropriate. The Company’s Corporate Governance Guidelines are available on its website at www.kennametal.com on the “Corporate Governance” page under “Investor Relations.”

•	Independent Directors — Our Board is comprised of all independent directors, other than our President and CEO.

•	Independent Directors Regularly Meet — Our independent directors meet in executive sessions, led by our independent Chairman of the Board, at each regularly scheduled Board meeting.

•	Independent Board Committees — We have three standing Board committees with only independent directors serving as members.

•	Annual Board and Committee Self-Evaluation — Our Board and Board committees engage in a self-evaluation process annually.

•	High Rate of Board Attendance — In Fiscal 2021, each of our directors serving on the Board in that year attended at least 75% of the Board and committee meetings on which he or she sat.

•	No Poison Pill — The Company currently does not have a poison pill in place.

•

Strong Stock Ownership Guidelines for Directors and Executive Officers — We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value.

•	Policies Prohibiting Hedging, Pledging, and Shorting Company Securities — Our insider trading policy prohibits the hedging, pledging and shorting of Company stock by any member of the Board, executive

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    PROXY SUMMARY

officer, or other corporate officer, as defined in the policy, and their family members, without the prior approval and express authorization of the Company’s General Counsel. An exception to this prohibition may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged stock.

Fiscal 2021 Summary

The Company achieved the following performance in sales, profitability and returns for Fiscal 2021 (see Appendix A for a reconciliation of these non-GAAP financial measures to the comparable GAAP measures):

•	Net income attributable to Kennametal for Fiscal 2021 was $54.4 million, compared to net loss attributable to Kennametal of $5.7 million in Fiscal 2020.

•	Return on Invested Capital (“ROIC”) for Fiscal 2021 was 4.6% compared with 1.0% in Fiscal 2020. Adjusted ROIC for Fiscal 2021 was 5.8% compared with Adjusted ROIC of 5.2% in Fiscal 2020.

•	Earnings Before Interest and Taxes (“EBIT”) for Fiscal 2021 was $110.2 million, 6.0% margin (as adjusted: $153.3 million, 8.3% margin).

•

Working capital was $567 million as of June 30, 2021 compared to $543 million as of June 30, 2020. Primary Working Capital as a Percent of Sales (“PWCPS”) was 33.4% as of June 30, 2021 compared to 35.4% as of June 30, 2020.

•	Sales of $1.8 billion for Fiscal 2021, compared with sales of $1.9 billion for Fiscal 2020.

Compensation Highlights for Fiscal 2021

The following are the highlights of our 2021 compensation program:

•

Our Compensation Committee has adopted a strong pay-for-performance philosophy which is tested on an annual basis through a realizable pay-for-performance alignment assessment conducted for the CEO position by the Committee’s independent consultant.

•

Compensation is paid in a mix of base salary, annual cash-based incentives under our Annual Incentive Plan (“AIP”), and equity-based long-term incentive awards (consisting of restricted stock units and performance stock units) under our Long-Term Incentive Plan (“LTIP”).

•	Compensation is tied mainly to Company financial and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•

Payment of annual cash-based incentives under the AIP is based on achieving critical measures of Company performance, consistent with our pay-for-performance philosophy. AIP payments for Fiscal 2021 performance were based on three performance metrics with two six-month goal setting increments for the Company performance metrics: Adjusted EBIT; PWCPS; and individual performance.

•

Our equity-based LTIP is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of key executives. In Fiscal 2021, 50% of the target value of each executive’s LTIP opportunity was granted as performance stock units (“PSUs”) and 50% was granted as restricted stock units (“RSUs”) (all are settled in stock).

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PROXY SUMMARY

•

Vesting of Fiscal 2021 PSUs is based on the attainment of an Adjusted ROIC financial performance goal (100% weight) with a Relative Total Shareholder Return (“TSR”) multiplier. PSUs are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date in order to receive the payout, generally three years after the grant date. For Fiscal 2021, only one-third of the FY2021-2023 PSU award will be reported in subsequent tables following the Compensation Committee Report, as financial targets for remaining tranches will be set at or near the beginning of each fiscal year. Only the Fiscal 2021 tranche is included as part of the grant under applicable disclosure rules in the tables to follow. The remaining two tranches will be reported as separate grants when the applicable targets are set. RSUs time vest in equal increments over a three year period based on continuous service with the Company.

•	Our Fiscal 2021 financial performance had the following effects on the performance-based awards held by our named executive officers (“NEOs”):

Fiscal 2021 AIP

•

Our Fiscal 2021 AIP for all NEOs was based 70% on financial metrics (Adjusted EBIT weighted 50% and PWCPS weighted 20%) and 30% on individual performance. The individual metrics consisted of individual performance goals for each NEO. Our NEOs were paid a cash incentive for “first half” Fiscal 2021 equal to 200% of weighted targeted award for Adjusted EBIT performance and 118.4% of weighted target award for PWCPS performance. Additionally, our NEOs were paid a cash incentive for “second half” Fiscal 2021 equal to 186.3% of weighted targeted award for Adjusted EBIT performance and 145.7% of weighted target award for PWCPS performance. For Fiscal 2021 full year, including “first half” performance and “second half” performance, the Fiscal Year total payout for 12 months is 153%, assuming a 100% individual target.

•	Mr. Dragich did not qualify for Fiscal 2021 AIP.

Performance Stock Units

•

The first tranche (1⁄3) of the 2021 PSUs, as measured by Adjusted ROIC performance, was achieved at a 160% multiple of target PSUs awarded with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2023.

•

The second tranche (1⁄3) of the 2020 PSUs, as measured by Adjusted ROIC performance, was achieved at a 0% multiple of target PSUs awarded with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2022.

•

The third tranche (1⁄3) of the 2019 PSUs, as measured by Adjusted ROIC performance, was achieved at a 0% multiple of target. The cumulative total payout multiple was 37.5% for the combined three years of ROIC performance (fiscal years 2019, 2020, 2021), and the Relative TSR multiplier for the three-year period ending June 30, 2021 was achieved at 80%, for an aggregate payout equal to 30% of target for PSUs granted in August 2018.

KENNAMETAL INC. 2021 Proxy Statement	| v

General Information

When and where is the 2021 Annual Meeting?

The 2021 Annual Meeting of shareowners (the “Annual Meeting”) will be held virtually, through a live, audio only webcast, on Tuesday, October 26, 2021 at 2:00 p.m. (Eastern Time). Shareowners of record may attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMT2021 and entering the 16-digit Control Number included on the Notice, on the proxy card or on the instructions that accompanied the proxy materials. There will not be a physical meeting location.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of this Proxy Statement and the 2021 Annual Report?

We are utilizing an SEC rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all its shareowners a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet or how to request a paper copy of proxy materials may be found in the Notice.

If you have received a Notice and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all shareowners. We may choose to send certain shareowners the Notice, while sending other shareowners a full set paper copy of our Proxy Statement, 2021 Annual Report, Notice and proxy card.

How can I access the proxy materials over the Internet?

The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of this Proxy Statement and the 2021 Annual Report are available at www.proxyvote.com.

When was the Notice or other proxy materials mailed to shareowners?

The Notice of this Proxy Statement was first mailed to shareowners on or about September 14, 2021. Once the Notice is received, shareowners have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that those materials be sent to the shareowner in paper. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business and will also give you an electronic link to the proxy voting site.

Why did I receive a Notice or a copy of this Proxy Statement?

The Board of Directors of Kennametal Inc. (“we,” “us,” “Kennametal” or the “Company”) is soliciting proxies to be voted at the Annual Meeting to be held on October 26, 2021, and at any adjournment of the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law.

What will the shareowners vote on at the Annual Meeting?

The Board of Directors has submitted three proposals for your consideration at this meeting:

•	The election of nine directors for terms to expire in 2022;

KENNAMETAL INC. 2021 Proxy Statement	| 1

GENERAL INFORMATION

•	The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022; and

•	A non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement.

Will there be any other items of business on the agenda?

We do not expect any other items of business to be presented at the meeting. However, in case there is an unforeseen need, your proxy also gives discretionary authority to the named proxy holders with respect to any other matters that might be brought before the meeting. Those proxy holders intend to vote your proxy on any such matter in accordance with their best judgment.

Who is entitled to vote?

Shareowners as of the close of business on Tuesday, August 31, 2021 (the “Record Date”) may vote at the Annual Meeting. For all matters, you have one vote for each share of capital stock you hold on the Record Date, including shares:

•	Held directly in your name as the shareowner of record;

•	Held for you in an account with a broker, bank or other nominee; and

•	Attributed to your account in one of our Company-sponsored 401(k) plans.

What constitutes a quorum?

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of the Record Date, 83,842,625 shares of our capital stock were issued and outstanding. Abstentions and broker non-votes (which are explained below) will be counted for purposes of determining a quorum, but will not be counted as votes cast.

How many votes are required for the approval of each item?

•

The nine nominees for director for terms expiring in 2022 are elected by a majority of votes cast, meaning that the number of votes cast “for” such director nominee must exceed the number of votes cast “against” such nominee in order for a director to be elected. Abstentions, broker non-votes and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as votes against the nominee.

•

The ratification of the selection of the independent auditors will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

•

The compensation paid to our named executive officers, as disclosed in this Proxy Statement, will be approved (on a non-binding, advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

What are “Broker Non-Votes?”

If your shares are held by a broker (i.e., “in street name”), the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions to your broker, one of two things can happen, depending on the type of proposal. For the ratification of the selection of the independent auditors, which is considered a “routine” matter, the broker may vote your shares in its discretion.

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GENERAL INFORMATION

Brokers do not have the discretion to vote your shares for the election of directors or for the non-binding advisory vote to approve the compensation paid to our named executive officers, as disclosed in this Proxy Statement, because these proposals are considered to be “non-routine” matters. If you do not provide voting instructions to your broker for these non-routine matters, the broker may not vote your shares on these proposals at all. When that happens, it is called a “broker non-vote.”

How do I vote?

If you are a shareowner of record, you may vote your shares by any one of the following methods:

•

By Internet.    You may vote online prior to the meeting at www.proxyvote.com. Follow the instructions on the Notice or in the proxy card for voting prior to the meeting. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 p.m. Eastern Time on October 25, 2021.

•

By telephone.    You may vote by telephone by dialing 1-800-690-6903. Follow the instructions on your Notice or proxy card. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Time on October 25, 2021.

•

By mail.    The Notice includes directions on how to request paper copies of this Proxy Statement, the 2021 Annual Report and a proxy card. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

•

Online during meeting.    If you are a shareowner of record, you may vote your shares online by attending the virtual Annual Meeting. However, we encourage you to vote in advance by proxy card, by telephone or on the Internet even if you plan to attend the virtual Annual Meeting.

How do I vote shares that are held by my broker?

If you own shares held by a broker or other nominee (i.e., in “street name”), you may instruct your broker or other nominee to vote your shares by following the instructions that your broker or nominee provides to you. Most brokers offer voting by mail, by telephone and on the Internet.

How do I vote my shares in the 401(k) plan?

You will receive voting instructions from the plan trustee. You may instruct the plan trustee on how to vote (including not to vote) your shares in the 401(k) plan in writing, or by other means available.

How can I revoke a proxy or change my vote?

You have the right to revoke your proxy and change your vote at any time before the meeting by (1) notifying our Vice President, Secretary and General Counsel in writing or (2) delivering a later-dated proxy card by telephone, on the Internet or by mail. If you are a shareowner of record, you may also revoke your proxy by voting online during the virtual Annual Meeting.

Who are “Named Proxies” and how will they vote my shares?

Our Board of Directors selected the persons named on the Notice and proxy card (the “Named Proxies”) to act as proxies for the Annual Meeting. If you specify a voting choice, the shares will be voted in accordance with

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GENERAL INFORMATION

that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies will vote on your behalf for the election of the nominees for director listed below, for the ratification of the selection of the independent auditors, and for the approval (on a non-binding advisory basis) of the compensation paid to our named executive officers as disclosed in this Proxy Statement.

How will the advisory vote related to executive compensation be treated?

Although the advisory vote to approve the compensation paid to our named executive officers is non-binding, our Board of Directors will review the results of this vote and, consistent with our strong record of shareowner engagement, will take the result of the vote into account in making future determinations concerning executive compensation.

What does it mean if I receive more than one Notice, proxy card or voting instruction?

It means that you hold shares in more than one account. To ensure that all your shares are voted, please vote as instructed in each Notice or sign and return each proxy card (if you have requested and received paper copies of this Proxy Statement and a proxy card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Who tabulates the votes?

The votes are tabulated by Carideo Group, which acts as an independent inspector of election.

What should I do if I want to attend the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a shareowner of record as of the Record Date for the Annual Meeting, or you hold a valid proxy for the Annual Meeting. You will need the 16-digit Control Number located on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You can attend the Annual Meeting, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMT2021 and using your 16-digit Control Number to enter the meeting. Shareowners may also submit written questions in advance of the Annual Meeting by visiting www.virtualshareholdermeeting.com/KMT2021 and using your 16-digit Control Number to access the Annual Meeting website. A transcript of the Annual Meeting including the questions received and our answers will be posted on the Investors Relations page of our website at www.kennametal.com as soon as practical after the Annual Meeting.

We encourage you to access the Annual Meeting website prior to the start time. Please allow sufficient time for online check-in. If you experience technical difficulties, please contact the technical support phone number posted on the log-in page of the Annual Meeting website. Rules of Conduct for the Annual Meeting are established, affording the same treatment to all participating shareowners, and will be followed during the Annual Meeting. We will use technology for the virtual Annual Meeting that verifies the identity of each participating shareowner and ensures that shareowners are granted the same access rights they would have if attending an in-person meeting.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I view the Proxy Statement and 2021 Annual Report electronically?

Yes. Copies of this Proxy Statement and our 2021 Annual Report to Shareowners (the “2021 Annual Report”) are available free of charge for electronic (online) access and viewing at www.proxyvote.com.

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GENERAL INFORMATION

You may also view the Proxy Statement and 2021 Annual Report free of charge on our website at www.kennametal.com in the “Investor Relations” section under “SEC Filings”.

What is “householding”?

We have adopted “householding,” a procedure under which shareowners of record who have the same address and last name and do not receive proxy materials electronically will receive only one copy of our Annual Report and Proxy Statement unless one or more of these shareowners notifies us that they wish to continue receiving individual copies, per the instructions below. This procedure saves printing and postage costs by reducing duplicative mailings. Shareowners who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend check mailings. Beneficial shareowners can request information about householding from their banks, brokers or other holders of record.

What if I want to receive a copy of the Annual Report and Proxy Statement?

You may access the Proxy Statement or Annual Report via our website, www.kennametal.com, under “About Us,” “Investor Relations.” If you prefer, you may request these materials by calling our Vice President, Secretary and General Counsel at 412-248-8309 or writing to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219:

•	If you participate in householding and wish to receive a separate copy of the 2021 Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, or

•

If you do not participate in householding, but would like a print copy of either the 2021 Annual Report or Proxy Statement, or would like to participate in householding with regard to the Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, or

•	If you wish to receive separate copies of future annual reports and proxy statements.

We will deliver the requested documents to you promptly upon your request at no charge.

How can I contact the Company, the Board of Directors, independent Chairman of the Board or any of the independent Directors?

The address of our principal executive offices is 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219.

You can send written communications to any of our Board members, addressed to:

Kennametal Inc.

c/o Michelle R. Keating

Vice President, Secretary and General Counsel

525 William Penn Place, Suite 3300

Pittsburgh, Pennsylvania 15219

We will forward any communication we receive to the relevant director(s), except for advertisements, solicitations or other matters unrelated to the Company.

What are the procedures for submitting a shareowner proposal or nomination for the 2022 Annual Meeting?

We expect to hold our 2022 Annual Meeting in October 2022. If a shareowner wishes to have a proposal considered for inclusion in next year’s proxy statement, such shareowner must submit the proposal in writing

KENNAMETAL INC. 2021 Proxy Statement	| 5

GENERAL INFORMATION

so that we receive it by May 17, 2022. Proposals should be addressed to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219. Proposals must comply with Rule 14a-8 of Regulation 14A of the proxy rules and must contain certain information specified in the Company’s By-Laws.

In addition, our By-Laws provide that any shareowner wishing to propose any other business at the 2022 Annual Meeting must give the Company written notice no earlier than May 1, 2022 and no later than June 30, 2022. That notice must provide certain other information as described in the By-Laws.

Specifically, shareowner nominations for directors to be elected at the 2022 Annual Meeting must be submitted to the Vice President, Secretary and General Counsel in writing no earlier than May 1, 2022 and no later than June 30, 2022. The By-Laws contain certain requirements for the information that must be provided in any shareowner nomination, including information about the nominee and the nominating shareowner. Please see “Committee Functions — Nominating/Corporate Governance Committee” under the “Board of Directors and Board Committees” section of this Proxy Statement for additional information regarding shareowner nominations to be considered by the Nominating/Corporate Governance Committee.

Any shareowner may obtain a copy of the By-Laws or any of our corporate governance materials by submitting a written request to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219.

Who pays for the solicitation of proxies?

Kennametal pays all costs related to the Company’s solicitation of proxies. We may solicit proxies by mail, or our directors, officers or employees may solicit proxies personally, by telephone, facsimile or the Internet. We have retained the services of Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902, to assist in soliciting proxies from brokerage houses, custodians, nominees, other fiduciaries and other shareowners of the Company. We will pay all fees and expenses of Morrow Sodali LLC in connection with the solicitation and we do not expect those fees and expenses to exceed $10,000. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareowners and obtaining their votes.

What is the Company’s Fiscal Year?

Kennametal’s fiscal year begins each year on July 1 and ends on the following June 30. Any reference to a “year” in this Proxy Statement is to a fiscal year, except whereas otherwise noted. For example, references to “2021,” “Fiscal Year 2021,” or “Fiscal 2021” mean the fiscal year beginning July 1, 2020 and ending June 30, 2021.

6	| KENNAMETAL INC. 2021 Proxy Statement

Proposal I. Election of Directors

Kennametal seeks directors with strong reputations and experience in areas relevant to the strategy and operations of our businesses, particularly industries and growth segments that we serve, as well as key geographic markets where we operate.

Each person elected as a director of the Corporation, whether elected to succeed a person whose term of office as a director has expired (including the expiration of such director’s term) or to fill any vacancy, shall be elected for a one-year term expiring at the next annual meeting of shareowners.

Our Board of Directors has nominated our current nine directors, Joseph Alvarado, Cindy L. Davis, William J. Harvey, William M. Lambert, Lorraine M. Martin, Sagar A. Patel, Christopher Rossi, Lawrence W. Stranghoener, and Steven H. Wunning, for re-election to serve as directors with a term that will expire in 2022.

Each of the nominees for election as a director at the Annual Meeting and each of the Company’s current directors hold or have held senior executive positions in large, complex organizations and have operating experience that meets our objectives, as described below. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development. Included in each Director nominee’s biography below is an assessment of the specific qualifications, attributes, skills and experience of such nominee based on the qualifications described above.

We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board.

The Board believes that the combination of the various qualifications, skills and experiences of the Director nominees will contribute to an effective and well-functioning Board and that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

KENNAMETAL INC. 2021 Proxy Statement	| 7

PROPOSAL I. Election of Directors

The following table highlights each director’s specific skills, knowledge and experience. A particular director may possess additional skills, knowledge or experience even though they are not indicated below.

Director Skills and Experience Matrix

SKILLS / EXPERIENCE

CEO Experience	✘			✘			✘	✘

Corporate Finance (public company)	✘			✘			✘	✘

Corporate Governance / Corporate Responsibility	✘	✘	✘	✘	✘	✘	✘	✘

Current or Recent Executive Experience	✘	✘	✘	✘	✘	✘	✘	✘	✘

Diversity	✘	✘	✘	✘	✘	✘	✘	✘	✘

Environmental / Health / Safety	✘		✘	✘	✘	✘	✘	✘

Government / Military	✘		✘	✘	✘	✘	✘		✘

Industry / Manufacturing Knowledge	✘		✘	✘		✘	✘	✘	✘

International	✘	✘	✘	✘	✘	✘	✘	✘	✘

Legal – Transactions	✘	✘	✘	✘	✘	✘	✘	✘	✘

Operations Production	✘		✘	✘	✘	✘	✘		✘

Public Company Board Experience	✘	✘	✘	✘	✘	✘	✘	✘	✘

Risk Management	✘	✘	✘	✘	✘	✘	✘	✘	✘

Sales and Marketing	✘	✘	✘	✘	✘	✘	✘	✘	✘

Strategic Planning	✘	✘	✘	✘	✘	✘	✘	✘	✘

Technology / Engineering	✘	✘	✘	✘	✘	✘	✘		✘

8	| KENNAMETAL INC. 2021 Proxy Statement

PROPOSAL I. Election of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

We have provided additional information about each nominee and each director whose term of office will continue after the Annual Meeting below, if elected, including the specific characteristics and traits that we believe qualify these individuals to serve as directors of our Company.

Joseph Alvarado

Age: 69

Director since: 2018

Independent

Committee Memberships:

Compensation

Nominating / Corporate

Governance

Other Directorships:

Arcosa, Inc.

PNC Financial Services Group, Inc.

Trinseo, S.A.

Mr. Alvarado is the former Chairman, President and CEO of Commercial Metals Company (“CMC”), a global manufacturer, recycler and marketer of steel and other metals. He joined CMC in April 2010 as Executive Vice President and Chief Operating Officer (“COO”) and became President and COO in April 2011. He was named President and CEO and elected to CMC’s Board in September 2011; he served as Chairman of the Board from January 2013 until his retirement in January 2018. Before joining CMC, Mr. Alvarado was Operating Partner for Wingate Partners and The Edgewater Funds and, prior to that, he was the President of U.S. Steel Tubular Products, Inc., a division of United States Steel Corporation. Throughout his career, Mr. Alvarado served in various leadership and executive positions including President and COO of Lone Star Technologies, Inc., Vice President-Long Products Sales and Marketing for Ispat North America, Inc., Executive Vice President, Commercial at Birmingham Steel Company, and President of Inland Steel Bar Company. Mr. Alvarado has an MBA from the Johnson School, Cornell University and a Bachelor of Arts degree in Economics from the University of Notre Dame.

Qualifications:

Mr. Alvarado is a strong leader with significant experience in managing global businesses. With his extensive knowledge of the metals industry and years of experience in manufacturing, he understands the challenges and opportunities facing Kennametal. He provides strategic insight and valuable perspective to our Board.

KENNAMETAL INC. 2021 Proxy Statement	| 9

PROPOSAL I. Election of Directors

Cindy L. Davis

Age: 59

Director since: 2012

Independent

Committee Memberships:

Compensation (Chair)

Nominating / Corporate

Governance

Other Directorships:

Brinker International, Inc.

Deckers Outdoor Corporation

Ms. Davis is a retired Vice President of Nike, Inc., and retired President, Nike Golf, a global leading innovator in athletic footwear, apparel, equipment and accessories, positions she held from 2008 through January 2015. Ms. Davis joined Nike, Inc. in 2005 as General Manager, Nike Golf USA after holding a variety of marketing and executive positions for companies such as the Arnold Palmer Golf Company and The Golf Channel. She has served as a member of the Board of Directors of Deckers Outdoor Corporation and Brinker International, Inc., since June 2018 and January 2019, respectively. She previously served on the Board of Directors of Buffalo Wild Wings, a casual dining restaurant and sports bar franchise, from January 2015 through February 2018. In 2021, Ms. Davis became senior advisor to The St. James, a privately held health and wellness company. She currently serves on the Board of Trustees for Furman University. Ms. Davis earned an MBA in Marketing and Finance at the University of Maryland, and a Bachelor of Arts degree in Economics at Furman University in Greenville, South Carolina.

Qualifications:

Ms. Davis’ experience with brand strategy and global brands adds valued perspective to our Board. Her winning track record of driving innovation and profitable growth, globally, positions her as an excellent fit for our Board of Directors. Ms. Davis currently serves as Chair of our Compensation Committee.

William J. Harvey

Age: 70

Director since: 2011

Independent

Committee Memberships:

Compensation

Nominating / Corporate

Governance (Chair)

Other Directorships:

Bridgestone Americas, Inc.

Huber Engineered Woods LLC

Origin Materials, Inc.

Mr. Harvey is the retired President of DuPont Packaging & Industrial Polymers, a multi-billion dollar global business unit of E.I. DuPont de Nemours & Company, a science and technology-based company, serving in that position from 2009 through 2015. Mr. Harvey joined DuPont in 1977 and left in 1992 to become General Manager of the Peroxygen Chemical Division of FMC Corporation, a diversified chemical company. He rejoined DuPont in 1996 as Global Business Director for DuPont Packaging & Industrial Polymers. Mr. Harvey held various management-level positions with DuPont including Vice President and General Manager of the DuPont Advanced Fiber businesses, Kevlar and Nomex Fibers, Vice President of DuPont Corporate Operations and Vice President of DuPont Corporate Plans. Mr. Harvey holds a Bachelor’s degree in Economics from Virginia Commonwealth University and a Master’s degree from the University of Virginia Darden Graduate School of Business. He is Vice-Chair of the Board of Trustees of Washington College where he serves on the Executive Committee and chairs the Admissions and Financial Aid Committee. Mr. Harvey previously held Board of Trustee positions at the Darden School at the University of Virginia and Delaware State University.

Qualifications:

Mr. Harvey brings to the Board keen strategic insight and commercial expertise. His wealth of global experience and business acumen make an excellent contribution to our Board. Mr. Harvey currently serves as Chair of our Nominating/Corporate Governance Committee.

10	| KENNAMETAL INC. 2021 Proxy Statement

PROPOSAL I. Election of Directors

William M. Lambert Age: 63 Director since: 2016 Independent Committee Memberships: Audit (Chair) Other Directorships: MSA Safety Incorporated

Mr. Lambert is a member of the Board of Directors of MSA Safety Incorporated (“MSA”), a global leader in the manufacture and supply of workplace safety products, having stepped down as Non-Executive Chairman of MSA in May 2020. He is the retired President and Chief Executive Officer of MSA, having served in this position from 2008 until May 2018. Mr. Lambert has been a director on MSA’s Board since 2007, holding the Chairman position from May 2015 through May 2020. He joined MSA in 1981 as a design engineer and over the years served the company in a variety of capacities of increasing responsibility. He previously served on the Board of Directors of EQT Corporation, a natural gas producer, from November 2018 through July 2019. Mr. Lambert has achieved “Fellow” status with the National Association of Corporate Directors (NACD). He holds a Bachelor’s degree in Mechanical Engineering from Penn State University and a Master’s degree in Industrial Administration from Carnegie Mellon University.

Qualifications:

Mr. Lambert has extensive experience leading a global manufacturing company and he brings to the board valuable knowledge in business strategy, product development, marketing and finance. He currently serves as Chair of our Audit Committee and is an “audit committee financial expert” based on his relevant experience with financial and accounting matters.

Lorraine M. Martin Age: 59 Director since: 2018 Independent Committee Memberships: Audit Other Directorships: National Safety Council

Ms. Martin is a director, President and CEO of the National Safety Council, serving in this position since June 2019. She is also co-founder and President of Pegasus Springs Foundation, a nonprofit organization focused on education and mentoring. Ms. Martin is the retired Executive Vice President and Deputy of Rotary and Mission Systems (RMS) for Lockheed Martin Corporation, a global aerospace, defense, security and advance technologies company. Prior to RMS, Ms. Martin was Executive Vice President and General Manager for the F-35 Lightning II Program for Lockheed Martin Aeronautics Company. Her leadership of the F-35 program earned Pentagon recognition for reducing program costs while increasing production and fielding more aircraft worldwide. She joined Lockheed Martin in 1988 and during her tenure, held a variety of high visibility leadership positions across the corporation. Prior to joining Lockheed Martin, she served as an officer in the U.S. Air Force, holding various leadership positions for software intensive technology and development programs. She has a Master of Science degree in Computer Science from Boston University and a Bachelor of Arts degree in Computational Mathematics from DePauw University.

Qualifications:

Ms. Martin has over 35 years’ experience in the aerospace industry and is a proven leader in a variety of challenging roles. Her experience in international business and manufacturing is of significant value to Kennametal. She brings a unique perspective to our Board with her extensive knowledge of the aerospace industry, technology, supply chain management and strategic planning.

KENNAMETAL INC. 2021 Proxy Statement	| 11

PROPOSAL I. Election of Directors

Sagar A. Patel Age: 55 Director since: 2016 Independent Committee Memberships: Audit

Mr. Patel is the Business Group President, Engine Systems for Woodward, Inc., a manufacturer and service provider of control solutions for the aerospace and industrial markets. He joined Woodward, Inc. in June 2011 as President of Aircraft Turbine Systems. In 2019, Mr. Patel became Business Unit President, Fuel Systems and Controls for Woodward until January 2020 when he became Business Unit President, Aerospace Aftermarket and Hydraulic Systems, where he served before assuming his current position in 2021. Before joining Woodward, Mr. Patel worked at General Electric, where he last served as President, Mechanical Systems, GE Aviation in Cincinnati, Ohio. At GE’s Aviation and Transportation businesses, Mr. Patel held roles with increasing responsibilities in engineering, operations, services and P&L management. Earlier in his career, he worked for a utility company in India for three years. Mr. Patel served as Chairman of the Rockford Area Economic Development Council (RAEDC) in Rockford, Illinois, in addition to serving on the Illinois Governor’s Innovation Advisory Council. Mr. Patel holds a Master’s degree in Electrical Engineering from the University of Pittsburgh and a Bachelor’s degree in Controls and Instrumentation Engineering from Gujarat University in India.

Qualifications:

Mr. Patel has more than 30 years’ experience in the aerospace, transportation and energy industries, bringing to our Board extensive experience in product and advanced manufacturing innovation, global operations and strategic growth areas.

Christopher Rossi Age: 57 Director since: 2017 Non-Independent Other Directorships: Terex Corporation

Mr. Rossi is President and CEO and a member of the Board of Directors of Kennametal Inc., serving in these positions since August 2017. Prior to that, he was CEO of Dresser-Rand at Siemens Aktiengesellschaft, from September 2015 to May 2017. Dresser-Rand is part of the Seimens business, a leading global supplier of custom-engineered rotating equipment solutions for the oil, gas, petrochemical, power and process industries. Mr. Rossi held numerous leadership positions at Dresser-Rand including Executive Vice President of Global Operations, Vice President of Technology and Business Development, and Executive Vice President of Product Services Worldwide. He joined Dresser-Rand in 1987 and, throughout his career there, was responsible for the areas of Engineering, Production, Supply Chain Management, Sales and Business Development. He served as the company’s Vice President and General Manager of North American Operations, Vice President and General Manager of Painted Post Operation, and Vice President, Supply Chain Management Worldwide. Mr. Rossi holds a Bachelor of Science degree in Mechanical Engineering from Virginia Tech and an MBA in Corporate Finance and Operations Management from the University of Rochester’s Simon School of Business.

Qualifications:

Mr. Rossi has extensive experience leading and managing complex global manufacturing companies. His contributions to the Board reflect his deep knowledge of manufacturing, technology, and business strategy. Mr. Rossi’s keen business insight, experience and strong leadership skills prove valuable to Kennametal Inc.

12	| KENNAMETAL INC. 2021 Proxy Statement

PROPOSAL I. Election of Directors

Lawrence W. Stranghoener Age: 67 Director since: 2003 Chairman of the Board Independent

Mr. Stranghoener is Chairman of the Board of Directors for Kennametal Inc., serving in this position since July 1, 2018. Prior to that, he was the independent Lead Director of Kennametal’s Board from August 2017 to June 2018. Mr. Stranghoener is the retired Executive Vice President, Strategy and Business Development for Mosaic Company, a global crop nutrition company, a position he held from August 2014 until his retirement in January 2015. He served as Mosaic’s interim Chief Executive Officer from June 2014 to August 2014, and was Executive Vice President and Chief Financial Officer from September 2004 to June 2014. Before joining Mosaic, Mr. Stranghoener was the Executive Vice President and Chief Financial Officer of Thrivent Financial, a Fortune 500 financial services company. Prior to that, he spent 17 years at Honeywell Inc. where he held various positions in finance, including Vice President and Chief Financial Officer. He started his career as an Investment Analyst at Dain Rauscher. Mr. Stranghoener serves on the Board of Trustees for Goldman Sachs Exchange Traded, Closed End and Interval Funds. He previously served on the Board of Aleris International from 2011 through 2020. He holds a Bachelor of Arts degree from St. Olaf College and an MBA from Northwestern University.

Qualifications:

Mr. Stranghoener has extensive experience as a Chief Financial Officer for a variety of organizations. He brings strong leadership skills and a deep understanding of financial reporting and risk management to our Board. His knowledge of the financial and capital markets enables him to provide guidance and valuable insight to our Board and management. In his capacity as independent Chairman of the Board, he serves as the independent liaison between our management, our shareowners and the Board.

Steven H. Wunning

Age: 70

Director since: 2005

Independent

Committee Memberships:

Audit

Nominating / Corporate

Governance

Other Directorships:

Black & Veatch Holding Company

Summit Materials, Inc.

The Sherwin Williams Company

Mr. Wunning is the retired Group President and Executive Office member of Caterpillar Inc., a global manufacturer of construction, mining, and industrial equipment, having served in those positions from January 2004 to January 2015. In that capacity, he had administrative responsibility for the Resource Industries Group which included Advanced Components & Systems Division, Integrated Manufacturing Operations Division, Mining Products Division, Mining Sales & Marketing Division, and Product Development & Global Technology Division. Mr. Wunning joined Caterpillar in 1973 and served in positions of increasing responsibility, including Vice President and then President of Cat Logistics and Corporate Vice President of the Logistics & Product Services Division. He previously served on the Board of Directors of Neovia Logistics Services, LLC, from 2015 through 2020. Mr. Wunning is a member of the Board of Trustees of the Missouri University of Science and Technology. He has a Bachelor of Science degree in Metallurgical Engineering from the University of Missouri at Rolla, now Missouri University of Science and Technology, and an Executive MBA from the University of Illinois.

Qualifications:

Mr. Wunning has extensive operational and management experience in the areas of quality, manufacturing, product support and logistics for a complex, global organization. He understands the challenges of managing a global manufacturing organization and provides valuable insight and perspective to our Board with respect to operations, supply chain logistics and customer relations. Mr. Wunning is an “audit committee financial expert” based on his relevant experience with financial and accounting matters.

KENNAMETAL INC. 2021 Proxy Statement	| 13

PROPOSAL I. Election of Directors

BOARD DIVERSITY MATRIX

Board Diversity Matrix (as of September 14, 2021)

Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	0	0
Part II: Demographic Background

African American or Black	0	1	0	0

Alaskan Native or American Indian	0	0	0	0

Asian	0	1	0	0

Hispanic or Latinx	0	1	0	0

Native Hawaiian or Pacific Islander	0	0	0	0

White	2	4	0	0

Two or More Races or Ethnicities	0	0	0	0

LGBTQ+	1

Did not disclose demographic background	0

14	| KENNAMETAL INC. 2021 Proxy Statement

Ethics and Corporate Governance

Code of Conduct

All of our directors, officers and employees, including our Chairman, Chief Executive Officer, Chief Financial Officer and Corporate Controller, must strictly adhere to our Code of Conduct (sometimes referred to as the “Code”).

The Code is designed to:

•	Proactively promote ethical behavior;

•	Protect our valued reputation and the reputations of our directors, officers and employees;

•	Assist all employees to act as good corporate citizens around the world; and

•	Continue to demonstrate that we, and the individuals we employ, can be successful while maintaining the values which have served us well over the years.

We view violations of the Code very seriously. Personal consequences for violations can be severe and can include termination and/or legal action. Directors, officers and employees who know of or suspect a violation of the Code must report the matter to us promptly. Any of these individuals can report a concern or potential violation of the Code:

•

By approaching or telephoning such person’s immediate supervisor or manager, another supervisor or manager, such person’s local Human Resource professional, the Office of the General Counsel or the Office of Ethics and Compliance;

•

In writing directed to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219 or by email: k-corp.ethics@kennametal.com;

•	By calling the Office of Ethics and Compliance at 412-248-8275;

•

By calling the Company’s toll-free, third-party managed, HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. The HELPLINE may be used on a confidential and anonymous basis (where allowed by law); or

•	By accessing the Company’s web-based HELPLINE portal accessible at the following link: kennametal.ethicspoint.com.

The Code is posted on our website at www.kennametal.com on the “Ethics and Compliance” page, which is accessible under the “About Us” tab. We will disclose any future amendments to the Code that relate to our directors or executive officers on our website, as well as any waivers of the Code that relate to directors and executive officers.

Corporate Governance

Our Board of Directors adopted the Kennametal Inc. Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company. The Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision-making both at the Board and management levels.

KENNAMETAL INC. 2021 Proxy Statement	| 15

ETHICS AND CORPORATE GOVERNANCE

A complete copy of the Guidelines is available on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” page under the “About Us” tab. Any changes to the Guidelines in the future will also be posted on our website. Following is a summary that provides highlights of our Guidelines and many related corporate governance matters:

Selection of New Director Candidates and Criteria for Board Membership

•

Kennametal believes that overall the Board should encompass a range of talent, skill, diversity and expertise that enables it to provide sound guidance with respect to our operations and interests. Board nominees are identified, screened and recommended by the Nominating/Corporate Governance Committee and approved by the full Board. The Nominating/Corporate Governance Committee evaluates and ultimately selects director nominees based on a number of criteria, including independence, integrity, diversity, business and industry experience, areas of expertise, ability to exercise sound judgment in areas relevant to our businesses, and willingness to commit sufficient time to the Board. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

•

The Nominating/Corporate Governance Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

•

Although the Nominating/Corporate Governance Committee does not have a formal policy with respect to consideration of diversity in identifying director candidates, as noted above, diversity is one of the many important factors considered in any evaluation of a director or director nominee. The Nominating/Corporate Governance Committee believes that in this context the term “diversity” encompasses a broad array of personal characteristics, including traditional concepts such as age, gender, race and ethnic/demographic background. Equally important to any evaluation of diversity, however, are characteristics such as geographic origin and exposure, skills and training, education, viewpoint, industry exposure and professional experience. The Nominating/Corporate Governance Committee recognizes that diversity of all types can bring distinctive skills, perspectives and experiences to the Board.

•

The Nominating/Corporate Governance Committee will consider any director candidate nominated by a shareowner in accordance with our By-Laws and applicable law. For further information on shareowner nominating procedures, please refer to the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2022 Annual Meeting?” under the “General Information” section of this Proxy Statement.

•	All Board members are expected to ensure that other existing and planned future commitments do not materially interfere with their service as a director of the Company.

Board Composition and Independence

•

A majority of Board members must qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the requirements of any other applicable regulatory authority. Currently, Mr. Rossi, our President and CEO, is the only director on our Board who is not independent.

•

Only those directors who the Board affirmatively determines have no material relationship with the Company, either directly or indirectly, will be considered independent directors. The Board’s determination is based on the requirements for independence set forth under the listing standards of the NYSE and those of any other applicable regulatory authority and also on additional qualifications set forth in the Guidelines regarding:

•	Indebtedness of the director, or his or her immediate family members or affiliates, to the Company;

16	| KENNAMETAL INC. 2021 Proxy Statement

ETHICS AND CORPORATE GOVERNANCE

•	Indebtedness of the Company to affiliates of the director; and

•	A director’s relationships with charitable organizations.

•

In June and July 2021, our management compiled and summarized our directors’ responses to a questionnaire asking them to disclose any relationships they (or any of their immediate family members or affiliates) have with the Company and any other potential conflicts of interest. Their responses, along with materials provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors, were presented to the Nominating/Corporate Governance Committee for its review and consideration. The Nominating/Corporate Governance Committee determined that none of our non-employee directors, has had during the last three years (i) any of the relationships described above; or (ii) any other material relationship with the Company that would compromise his or her independence under the listing standards of the NYSE, the rules and regulations of the SEC and/or the requirements set forth in our Guidelines. The table below includes a description of the transactions, relationships or arrangements considered by the Nominating/Corporate Governance Committee in reaching its determination. The Nominating/Corporate Governance Committee presented its findings to the Board at its July 2021 meeting. Based upon the conclusions and recommendation of the Nominating/Corporate Governance Committee, the Board determined that all non-employee directors then considered are independent, and that all of the members of the Audit, Compensation and Nominating/Corporate Governance Committees also meet the independence tests referenced above.

Name	Independent	Transactions/Relationships/Arrangements Considered
Joseph Alvarado	Yes	None
Cindy L. Davis	Yes	None
William J. Harvey	Yes	None
William M. Lambert	Yes	Commercial relationships between MSA and Kennametal Inc. (MSA as a supplier to Kennametal) — immaterial
Lorraine M. Martin	Yes	Membership relationship between National Safety Council and Kennametal Inc. (Kennametal as a member of the National Safety Council) — immaterial
Sagar A. Patel	Yes	Commercial relationships between Woodward, Inc. and its subsidiaries and Kennametal Inc. (Kennametal as a supplier to Woodward, Inc.) — immaterial
Christopher Rossi	No	President and CEO of Kennametal Inc.
Lawrence W. Stranghoener	Yes	None
Steven H. Wunning	Yes	None

Outside Board Membership

Employee directors are required to seek and obtain the approval of the Board before accepting outside board memberships. Non-management directors must advise the independent Chairman of the Board and the Chair of the Nominating/Corporate Governance Committee in advance of accepting an invitation to serve on another board. Sitting on another public company’s board should not create a conflict of interest or impair the director’s ability to provide sufficient time to carry out his or her duties as a director of the Company.

KENNAMETAL INC. 2021 Proxy Statement	| 17

ETHICS AND CORPORATE GOVERNANCE

Retirement Age

Unless otherwise determined by the Nominating/Corporate Governance Committee due to special circumstances, no director may be nominated for re-election or re-appointment to the Board if he or she would be age seventy-three (73) or older at the time of election or appointment.

Conflicts of Interest

Directors must avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of conflict. We solicit information annually from directors in order to monitor potential conflicts of interest. Any potential conflict of interest must be immediately reported to the independent Chairman and the Chair of the Nominating/Corporate Governance Committee. If a director has a personal interest in a matter before the Board, the director must disclose the interest to the Board, excuse himself or herself from participation in the matter and not vote on the matter.

Directors Orientation and Continuing Education

•	Each new director must participate in the Company’s orientation program, which should be conducted within two (2) months of the meeting at which the new director is elected.

•	Directors are encouraged to participate in continuing education programs, as appropriate, to maintain the skills necessary to perform their director duties and responsibilities.

Board Compensation

•

In accordance with our Stock Ownership Guidelines (which are applicable to our directors, executives and key managers), directors are required to hold meaningful equity ownership positions in the Company in order to further the direct correlation of directors’ and shareowners’ economic interests. Please see “Equity Ownership by Directors” under the “Board of Directors and Board Committees” section of this Proxy Statement for additional information regarding our Stock Ownership Guidelines, as they apply to our directors.

•

Directors who serve on the Audit Committee, Compensation Committee and/or Nominating/Corporate Governance Committee do not receive any additional compensation from us other than director fees, including fees paid for service on Board committees.

•	Directors who are employees (currently only our President and CEO, Mr. Rossi) do not receive additional cash or equity compensation for their service as a director.

Board Leadership Structure

Our By-Laws and the Guidelines give the Board the flexibility to determine whether the roles of Chief Executive Officer and Chairman of the Board should be held by the same person or by two separate individuals. When the roles of Chairman of the Board and Chief Executive Officer are combined in one individual, the Board also may designate a Lead Director to provide additional leadership and guidance to the Board. Currently, the roles of Chief Executive Officer and Chairman of the Board are separate. Based on the current Company characteristics, we determined that the leadership structure is appropriate including for purposes of efficient and effective corporate governance.

Our independent Chairman of the Board, Mr. Stranghoener, sets agendas in consultation with other Board members and the CEO, and establishes Board priorities and procedures. Mr. Stranghoener presides over executive sessions of the non-management directors and acts as the principal liaison between the non-management directors and the CEO. Our Guidelines contain a list of the various responsibilities with which

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Mr. Stranghoener, as independent Chairman of the Board, is tasked. In addition to the responsibilities described above, the independent Chairman of the Board also:

•

Consults with the Compensation Committee in connection with the annual evaluation of the CEO’s performance and, together with the Chair of the Compensation Committee, meets with the CEO to discuss that evaluation;

•	Provides feedback to the CEO with respect to the quality, quantity and timeliness of the flow of information from management to the non-management directors; and

•	Assists the Board and management in assuring implementation of and compliance with the Guidelines and our Code of Conduct.

Selection of Agenda Items for Board Meetings

Agendas for Board meetings are established by the independent Chairman of the Board in consultation with the Board members and the CEO. Board members are also encouraged to raise, at any Board meeting, subjects that are not on the agenda for that meeting.

The Chair of each committee, considering recommendations of committee members and in consultation with appropriate members of management, establishes the agenda for each committee meeting.

Distribution of Board Materials

A preliminary agenda and presentation materials are distributed to Board and committee members in advance of each meeting, to the extent practicable.

Executive Sessions of the Board/Communications with Directors

•	Non-management directors meet privately in regularly scheduled executive sessions without the presence of any management. The independent Chairman of the Board presides over these executive sessions.

•	Any interested party that wishes to communicate with the independent Chairman of the Board, CEO, non-management directors or independent directors individually or as a group may do so by:

•

Sending correspondence directed to our Vice President, Secretary and General Counsel, Ms. Michelle R. Keating, at the address set forth in the “General Information” section of this Proxy Statement in the response to the question “How can I contact the Company, the Board of Directors, the Chairman of the Board or any of the independent Directors?”

•

Calling the Company’s toll-free, third-party managed, HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. The HELPLINE may be used on a confidential and anonymous basis (where allowed by law).

•	Accessing the Company’s web-based HELPLINE portal accessible at the following link: kennametal.ethicspoint.com.

We will forward any communication we receive regarding our Company to the appropriate director or directors as soon as practicable, except for advertisements, solicitations or other matters unrelated to the Company.

Board Access to Management and Independent Advisors

•	Board members have complete access to management and the Company’s outside advisors.

•	The Board is authorized to retain, as it deems necessary and appropriate, independent advisors of its choice with respect to any issue relating to its activities.

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ETHICS AND CORPORATE GOVERNANCE

Assessing the Performance of the Board

The Board’s performance is evaluated annually to determine whether the Board and its committees are functioning effectively. The Chairman of the Board also meets with each Board member at least annually to obtain feedback regarding individual director performance, which is shared with each director during individual meetings. The Chair of the Nominating/Corporate Governance Committee conducts the same assessment annually of the independent Chairman of the Board and thereafter provides the feedback to the Chairman. The Nominating/Corporate Governance Committee oversees the overall Board evaluation process.

Board Committees

•	The Board has three standing committees: Audit, Compensation and Nominating/Corporate Governance.

•

Only independent directors serve on our committees. Directors serving on the Audit Committee and Compensation Committee must also meet the additional independence (and financial literacy qualifications for Audit Committee members), as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of the NYSE and the rules and regulations of any other applicable regulatory authority.

•

Each committee has a written charter, which details its duties and responsibilities. The committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” tab.

•	Each committee is led by a Chair, who is appointed by the Board annually, based upon the recommendation of the Nominating/Corporate Governance Committee.

•

Minutes of each committee meeting are provided to each Board member to assure that the Board remains fully apprised of topics discussed and actions taken by each of the committees. The Chair of each committee also regularly reports to the Board at Board meetings on committee matters.

Board of Director Review and Approval of Related Person Transactions

•

The Board is responsible for the review, approval and monitoring of transactions involving the Company and “related persons” (generally directors and executive officers or their immediate family members or entities that they may be deemed to control, or shareowners owning five percent or greater of the Company’s outstanding stock). The Nominating/Corporate Governance Committee assists the Board with the evaluation and monitoring of any of these transactions.

•

The Board and/or the Nominating/Corporate Governance Committee must review any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). The Board and/or the Nominating/Corporate Governance Committee is guided by the following parameters when considering any transaction with a related person:

•

Related person transactions must be approved by the Board or the Nominating/Corporate Governance Committee, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or the Nominating/Corporate Governance Committee will consider all relevant factors, including, as applicable: (a) the Company’s business rationale for entering into the transaction; (b) the alternatives to entering into a related person transaction; (c) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (d) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards that may be imposed to prevent such actual or apparent conflicts; (e) the overall fairness of the transaction to the Company; and (f) if a director is involved in the transaction, whether or not the approval of the transaction would impact his or her status as independent.

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•

The Nominating/Corporate Governance Committee will periodically monitor any related person transaction to ensure that there are no changed circumstances that would render it advisable for the Company to adjust the terms of or terminate the transaction. The Nominating/Corporate Governance Committee will also periodically report at Board meetings on related person transaction matters to assure that the Board remains fully apprised of issues discussed and actions taken.

•	Procedures for review, approval and monitoring of related person transactions are set forth in our Guidelines and summarized below:

•

Management or the affected director or executive officer must bring the matter to the attention of the independent Chairman of the Board, the Chair of the Nominating/Corporate Governance Committee or the Vice President, Secretary and General Counsel.

•

The independent Chairman of the Board will determine whether the matter should be considered by the Board or by the Nominating/Corporate Governance Committee. If the independent Chairman of the Board is involved, then management or the affected director or executive officer shall consult with the Chairs of the standing committees to determine whether the matter should be reviewed by the full Board or by the Nominating/Corporate Governance Committee.

•	If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•	The transaction must be approved in advance whenever practicable and, if not practicable, must be ratified, amended or terminated as promptly as practicable after proper review.

•	In Fiscal Year 2021, there were no related party transactions that required Board and/or Nominating/Corporate Governance Committee approval or disclosure in this proxy statement.

Formal Evaluation of the CEO

•	The Compensation Committee, together with the independent Chairman of the Board, and the rest of the non-management directors, annually evaluates the overall performance of the CEO.

•

The evaluation is based on objective criteria, including performance of the business, accomplishment of long-term strategic objectives and development of management. For additional information about the Compensation Committee’s evaluation of the CEO, as well as how the evaluation relates to compensation decisions, please see the discussion in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Succession Planning

The CEO delivers a report on succession planning at least annually to the Board, which includes an assessment of senior officers and their potential to succeed the CEO and other senior management positions.

Review of the Guidelines and Code of Conduct

The Nominating/Corporate Governance Committee annually reviews the Guidelines and the Code of Conduct, and recommends any changes to the Board.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces; (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee; (3) implement appropriate and

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ETHICS AND CORPORATE GOVERNANCE

responsive risk management strategies consistent with the Company’s risk profile; and (4) integrate risk management into Company decision-making. The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes. The full Board receives an annual overview of the Company’s enterprise risk management processes, operations, material risks and uncertainties facing the Company, and the Company’s strategic and operational plans for addressing and mitigating those risks. In addition to the formal risk management program, the Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Prohibited Transactions

The Company’s insider trading policy includes hedging and pledging prohibitions that prohibit any director, executive officer or other corporate officer, as defined in the policy, and their family members from engaging in various transactions, including short sales of the Company’s securities and transactions in put options, call options or other derivative securities. Additionally, under the policy the Company’s directors, executive officers and corporate officers and their family members are prohibited from engaging in any hedging or monetization transactions and from pledging Company securities as collateral for a loan or holding Company securities in a margin account, in each case without the prior approval and express authorization of the Company’s General Counsel. An exception to the prohibition on pledging Company securities may be granted where an individual wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities. These policies do not apply generally to all other employees of the Company.

Environmental, Social and Governance Reporting

We published our second annual Environmental, Social and Governance Report (“ESG Report”) for Fiscal 2021 in September 2021. Our ESG Report is available on our Corporate Sustainability webpage at https://www.kennametal.com/us/en/about-us/corporate-sustainability.html. The report details the various ways in which we have incorporated robust environmental, social responsibility, and corporate governance practices into how we conduct business. Our Fiscal 2021 ESG Report is prepared in accordance with the Sustainability Accounting Standards Board Industrial Machinery and Goods Sustainability Accounting Standard, as well as the four pillars of the Task Force on Climate-related Financial Disclosures.

During Fiscal 2021, we focused on further refining our ESG strategy and integrating that strategy into our global operating model and corporate objectives. We also formed an ESG Steering Committee, chaired by executives, to coordinate our ESG strategy setting process, reporting and stakeholder engagement activities. Our ESG strategy and related activities are regularly reviewed with our Nominating/Corporate Governance Committee, who has oversight of the Company’s ESG strategy. In Fiscal 2022, the Company will complete a third-party led ESG materiality assessment to further refine our ESG strategy and alignment with our key stakeholders and our overall corporate strategy. The results of that study will be summarized in our 2022 ESG Report.

Human Capital Management

Employee Profile

We employed 8,635 people at June 30, 2021, of which approximately 2,900 were located in the U.S. and 5,700 were located in other parts of the world, principally Germany, India and China. At June 30, 2021, approximately 2,200 of our employees were represented by labor unions. We consider our labor relations to be generally good.

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Diversity and Inclusion

We value diversity in all forms and are fully committed to inclusion in the workplace.

In Fiscal 2021, we developed a robust strategy and supporting infrastructure to elevate and advance diversity and inclusion (D&I) across our global organization and instill accountability for our performance. The enhanced D&I strategy focuses on four strategic pillars – awareness, acquisition, development and community. To drive action and accountability, each pillar is led by a senior Kennametal executive who is known as an accountability partner and is responsible for developing strategic initiatives in partnership with our People & Culture team. While the pandemic presented challenges to fully implementing the strategy in Fiscal 2021, we made strides in each pillar.

Our new Global Inclusion Council, which consists of cross-functional global leaders, champions the strategic initiatives and provides guidance and support. Four regional inclusion councils covering the Americas, Asia Pacific, EMEA and India execute the strategies and provide a global perspective.

During the fiscal year, our senior leaders went through inclusive leadership training, with topics covering shared awareness, unconscious bias and accountability, to further strengthen their skillsets and underscore their commitment to D&I.

Number of Employees
	Female		Male
As of June 30	Number	Percent	Number	Percent	Total(1)
2021	1,485	17.2%	7,150	82.8%	8,635
2020	1,537	17.1%	7,452	82.9%	8,989

Women in Leadership Roles (in percentages)
As of June 30	Board of Directors	Executive	Leadership	Senior Management
2021	22.2%	42.9%	24.0%	11.5%
2020	22.2%	30.0%	26.1%	10.6%

(1)	Total number of employees in this table excludes temporary workers and contractors.

Health and Safety

Safety, including the health of our employees, is one of our core values and a priority across our global operations. We are committed to developing a world-class health and safety culture to target zero injuries and illnesses. Our health and safety strategy is designed to focus all employees on proactively identifying, mitigating and eliminating high-risk conditions that could result in a serious injury or fatality. The strategy consists of three pillars – fatality and serious injury (FSI) prevention, incident prevention, and leadership development and compliance culture.

Our recordable cases and total recordable incident rate (TRIR) decreased to 0.37 in fiscal 2021 compared to 0.42 in Fiscal 2020. In Fiscal 2021, we achieved a 12 percent reduction in our TRIR compared to the prior fiscal year.

A primary goal in Fiscal 2021 remained keeping our employees and their families safe from COVID-19 while meeting the needs of our customers. We enforced strict and comprehensive COVID-19 protocols and processes, including:

•	Social distancing;

•	Face coverings;

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•	Enhanced disinfecting and cleaning regimens;

•	Quarantining and contact tracing;

•	Limited site visitors;

•	Work-from-home requirement for non-essential employees; and

•	Restricted travel.

In March 2021, we launched the Give 75% a Shot campaign to encourage at least 75 percent of our employees to be vaccinated voluntarily. Where we are legally allowed to do so, employees at any location that reach the 75 percent target will be provided with an incentive in the form of award points that are part of our existing reward and recognition program. These points can be redeemed for merchandise or gift certificates of an employee’s choosing. At the end of Fiscal 2021, 53 percent of eligible employees self-reported that they were in some stage of the vaccination process, while six of our sites had reached the 75 percent vaccination target. We will continue our efforts to encourage employees to get vaccinated in fiscal 2022.

Employee Development and Training

For the Company to grow, our employees must grow and develop continuously. We offer learning and development opportunities for all employees. In Fiscal 2021, this included training for senior, mid-level and emerging leaders in role- and function-specific skills, such as project management, process improvement and sales effectiveness. We also offered our operational employees technical training through the Kennametal Knowledge Center.

Supporting our learning and development efforts is our new OneTeam learning management system. Available in multiple languages, OneTeam offers more than 2,800 online courses in an easy-to-use interface. Our employees completed 12,890 hours of training using the system in Fiscal 2021.

We also initiated a comprehensive overhaul of our development programs, with the new approach focusing on the following:

•	Individual development;

•	Leadership development;

•	Business- and operations-focused content;

•	Sales-focused content; and

•	Diversity and inclusion content.

Employee Engagement

We conducted an employee engagement survey in September 2020, achieving a 70 percent response rate. Our overall average engagement score was 64, with a percent favorable result of 55 percent. The latter was down six percentage points from our prior survey in 2018. We expected a lower score this year given the level of uncertainty and changes that we were experiencing from the COVID-19 pandemic.

As a follow-up to the survey, targeted action plans were put in place focusing on one or two important team engagement goals, and we conducted three short pulse surveys during Fiscal 2021 to check on progress. In June 2021, we conducted a second full employee engagement survey to gauge overall progress in employee engagement. With a response rate of 74 percent, the June survey indicated that we continue to make progress in employee engagement, with the average engagement score increasing to 66, while our percent favorable increased to 58 percent.

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Board of Directors and Board Committees

Meeting Information

The Board of Directors held eight meetings during Fiscal 2021. Each director attended at least 75% of the total number of meetings of the Board and the committees on which he/she served (during the periods the director served on the Board or their respective committees). We expect our directors to attend our Annual Meeting absent exceptional circumstances. All Directors then serving on the Board attended the Annual Meeting in October 2020.

The table below shows committee membership and the number of meetings of the full Board and each committee in Fiscal 2021.

🌑 Member

Lawrence W. Stranghoener	Chairman of the Board

Joseph Alvarado	🌑		🌑	🌑

Cindy L. Davis (1)	🌑		Chair	🌑

William J. Harvey	🌑		🌑	Chair

William M. Lambert	🌑	Chair

Lorraine M. Martin	🌑	🌑

Sagar A. Patel	🌑	🌑

Christopher Rossi	🌑

Steven H. Wunning (2)	🌑	🌑		🌑

Number of Meetings in Fiscal Year 2021	8	9	5	4

(1)	Cindy L. Davis was appointed Chair of the Compensation Committee, effective January 1, 2021.

(2)	Steven H. Wunning rotated off the Compensation Committee in connection with his appointment to the Audit Committee, effective January 1, 2021.

Board Committees

The Board has three standing committees: Audit, Compensation and Nominating/Corporate Governance. Each member of these committees is independent under the NYSE’s listing standards, SEC regulations and the standards set forth in our Guidelines, as discussed above.

Each committee has a written charter, which details its duties and responsibilities. The current committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which can be found under the “Investor Relations” tab.

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BOARD OF DIRECTORS AND BOARD COMMITTEES

Each committee performs an annual self-evaluation, using the roles and responsibilities outlined in its committee charter as a foundation for the review and evaluation. The Nominating/Corporate Governance Committee reviews and considers the results of each committee’s self-evaluation. The Chair of each committee also reports the results of the committee’s self-evaluation to the full Board.

Committee Functions

Audit Committee: The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, assists the Board in overseeing the Company’s financial reporting process. You can find additional information about the functions of the Audit Committee under the “Audit Committee Report” section of this Proxy Statement. The Board has determined that all the members of the Audit Committee are “financially literate” and independent and that each of Messrs. Lambert and Wunning qualify as an “audit committee financial expert” as that term is defined by SEC regulations.

Compensation Committee: The Compensation Committee’s functions include: recommending an overall compensation philosophy to the Board; having direct authority and responsibility for matters relating to the compensation of our executive officers; overseeing the Company’s compensation policies and procedures and monitoring risks related to them; advising the Board regarding management succession; and administering our equity compensation plans, cash incentive plans and deferred compensation plans. The Compensation Committee has the authority under its charter to delegate any of its duties and responsibilities (or functions) to a subcommittee of the Compensation Committee consisting of one or more members, as appropriate. You can find additional information about the Compensation Committee’s functions and processes in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation: There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be disclosed in this Proxy Statement. The names of the members of the Compensation Committee appear under the heading “Compensation Committee Report” below.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee’s functions include: ensuring that the Board is properly constituted to meet its fiduciary responsibilities; overseeing the Company’s ESG strategy, initiatives, policies and disclosures; identifying and recommending qualified candidates for membership to the Board; having direct responsibility for matters relating to the compensation of our directors; and recommending directors for committee membership. The committee also takes a leadership role in shaping the Company’s corporate governance.

The Nominating/Corporate Governance Committee will evaluate shareowner nominees on the same basis as all other nominees. Section 8 of our By-Laws describes the process by which shareowners may submit director nominations at an annual meeting or special meeting. Any shareowner of the Company who is entitled to vote at a meeting, who has complied with the notice procedures set forth in Section 8 may propose a director nomination. The procedures for a shareowner to nominate a director include, without limitation, the following requirements:

•

The shareowner must have given timely written notice in proper form to the Vice President, Secretary and General Counsel of the Company including, without limitation, the shareowner’s name and address. The deadlines for providing notice to the Company of a proposed director nomination for our next annual meeting are set forth in our By-Laws and summarized in the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2022 Annual Meeting?” under the “General Information” section of this Proxy Statement.

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•

The notice provided to the Secretary of the Company must set forth in reasonable detail information concerning the nominee and must include all information relating to a nominee that would be required to be disclosed in a Proxy Statement or other filings.

•

The notice provided to the Secretary of the Company must include a description of all arrangements or understandings between the shareowner making the nomination and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareowner.

•

The notice provided to the Secretary of the Company must include a representation that the shareowner making the nomination is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination.

•	The notice provided to the Secretary of the Company must include the consent of each nominee to serve as director of the Company if elected.

The foregoing summary of our shareowner director nomination procedures is not complete and is qualified in its entirety by reference to the full text of our By-Laws that has been publicly filed with the SEC and is available at www.sec.gov.

Board of Directors Compensation and Benefits

The Board has delegated primary responsibility for matters relating to compensation of our directors to the Nominating/Corporate Governance Committee. Because the Nominating/Corporate Governance Committee is also responsible for the recruitment of new directors and ensuring that the Board and committees are properly constituted, the Board believes that compensation matters relating to our directors should also reside with the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee, in consultation with the Board’s independent compensation consultant, Pay Governance, as appropriate, recommends the overall compensation structure for directors to the full Board for review and approval.

Committee Review of Director Compensation

The Nominating/Corporate Governance Committee determines appropriate levels of compensation for our non-employee directors by reviewing data from other publicly-traded companies and conferring with independent outside advisors as necessary, to obtain information on competitive director compensation practices and trends. The Committee uses this information to determine appropriate levels of non-employee director compensation. The Committee then makes recommendations regarding non-employee director compensation to the full Board for approval.

In April 2021, the Nominating/Corporate Governance Committee commissioned a director compensation assessment that was conducted by the Compensation Committee’s independent consultant. The consultant compared the Company’s director compensation levels and program practices to those of the Company’s peer group of 18 companies and a broader set of 167 general industrial companies of similar size to Kennametal. The consultant also advised the Committee of current trends and practices in director compensation, which include shareowner approval of equity award limits to directors. The consultant considered that the Company maintains a directors’ equity award limit of $500,000 in Company stock, which is contained in the 2020 Stock and Incentive Plan approved by the Company’s shareowners. The equity award limit prevents any individual non-employee director from receiving more than $500,000 in Company stock in any individual year. The 2020 Stock and Incentive Plan includes an overall limit of $850,000 per year for all non-employee director compensation, including equity, cash fees and cash awards.

Based upon the assessment conducted by the compensation consultant and in consideration of continued economic uncertainty, among other considerations, the Nominating/Corporate Governance Committee, at its April 26, 2021 committee meeting, recommended no changes in director compensation for Fiscal 2022.

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Equity Ownership by Directors

The Board believes that directors should hold meaningful equity ownership positions in the Company. Accordingly, a significant portion of overall director compensation is in the form of Company equity, as shown in the “Overview of Director Compensation” section below. Our Stock Ownership Guidelines require our directors to accumulate and maintain equity ownership in the Company having a value of no less than five times the annual retainer within five years of the date they become subject to the policy.

Overview of Director Compensation

We do not pay any additional cash compensation to management employees who serve as directors. In addition, no director who is employed by the Company may serve on any Board committee. Mr. Rossi, our President and CEO, is the only employee of the Company who serves as a director. Our non-employee directors receive a combination of cash and equity compensation for their services as a director or committee member as described below.

Cash Compensation for Non-Employee Directors

In 2021, our non-employee directors were entitled to receive the following cash compensation:

Annual Cash Retainer

All Non-Employee Directors	$85,000

Additional Annual Cash Retainers

Non-Executive Chairman of the Board or Independent Lead Director	$100,000

Audit Committee Chair	$15,000

Compensation Committee Chair	$12,000

Nominating/Corporate Governance Committee Chair	$10,000

Equity Compensation

Equity compensation for our non-employee directors consists of:

Annual Grant of Restricted Stock, Restricted Stock Units or Deferred Stock Credits (grant amount is rounded up to the next whole share)	$125,000

Perquisites and Personal Benefits

All non-employee directors receive $50,000 of life insurance coverage, which is paid for by the Company. Directors do not receive tax reimbursements for income imputed to them for the premiums we pay for life insurance coverage. We reimburse directors for customary travel and related expenses for their attendance at Board and committee meetings, as well as continuing education programs, as appropriate.

Deferred Fee Plan

We have a Deferred Fee Plan for non-employee directors (the “Deferred Fee Plan”). On an annual basis, our non-employee directors may elect to defer payment of all or a portion of the cash fees they are entitled to receive from the Company for their services as a director and as a committee Chair, if applicable, all of which amounts will be credited as stock credits under the Directors Stock Incentive Plan (described below).

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Directors Stock Incentive Plan

Under the Directors Stock Incentive Plan, any non-employee director may elect (i) to receive shares of the Company’s capital stock in lieu of all or any portion of cash compensation they are otherwise entitled to receive; or (ii) to have stock credits (representing an equivalent amount of the cash being deferred) credited to an account established by the Company for such participating director.

If a non-employee director elects to receive shares of the Company’s capital stock in lieu of all or any portion of the cash compensation otherwise payable to such director, the director will receive, on the date that the compensation otherwise would have been paid, the number of shares of capital stock of the Company that could have been purchased on that date based on the amount of cash compensation and the fair market value of the Company’s capital stock on that date.

If a non-employee director makes a stock credit election, an account established for the non-employee director is credited with a number of stock credits equal to the number of shares of capital stock that could have been purchased with the amount of cash compensation being deferred based on the fair market value of the Company’s capital stock on the day that the compensation would have been paid to the non-employee director. Dividend equivalents are credited to the account of any director who has elected to receive stock credits in lieu of cash compensation. Dividend equivalents are calculated at the same rate as the current dividend; there is no preferential or above-market earnings potential for deferrals into stock credits. In the event of a change in control, issued and outstanding shares of capital stock equal to the aggregate number of stock credits in each non-employee director’s stock credit account would be contributed to a deferred compensation trust (a “Rabbi Trust”) established by the Company and administered by an independent trustee. Generally, unless a director has selected a different payment option, as permitted under the plan, the director will receive upon his/her Separation from Service (as defined in the plan) that number of shares of the Company’s capital stock equal to the number of stock credits in such director’s account multiplied by the fair market value of the Company’s capital stock as of the date of the director’s Separation from Service.

Matching Gifts Program

Directors are eligible to participate in our Matching Gifts Program, which is also generally available to all U.S. employees. Under the program, the Kennametal Foundation will match gifts to qualified institutions on a dollar-for-dollar basis up to $5,000 per calendar year. In Fiscal 2021, this program was temporarily suspended.

2021 Non-Employee Director Compensation

The following table shows the actual compensation we paid to our non-employee directors for service on the Board and applicable committees in 2021. Similar to the reduction in salary for our NEOs due to ongoing market headwinds the Company was experiencing from COVID-19, the non-employee directors elected to take a temporary reduction of 20% in their cash retainer in Q1 and Q2 of Fiscal 2021.

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2021 Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Stock Unit Awards ($)(2)(3)	All Other Compensation ($)(4)	Total($)

Joseph Alvarado	76,500	125,004	1,328	202,832

Cindy L. Davis	82,500	125,004	78	207,582

William J. Harvey	85,500	125,004	78	210,582

William M. Lambert	90,000	125,004	78	215,082

Lorraine M. Martin	76,500	125,004	78	201,582

Sagar A. Patel	76,500	125,004	78	201,582

Lawrence W. Stranghoener	166,500	125,004	5,078	296,582

Steven H. Wunning	81,300	125,004	78	206,382

(1)	Our directors may elect to receive these fees in cash, in shares of our capital stock, or in deferred stock credits.

(2)

On August 15, 2020, each non-employee director received a grant of RSUs with a grant date fair value of $125,004 or deferred stock credits amounting to $125,004 for those who elected to defer their restricted unit awards into deferred stock credits. RSUs vest at a rate of one-third per year over a three-year period beginning on the first anniversary of the grant date. Deferred stock credits may not be paid until the third anniversary of the grant date. The aggregate number of equity awards held by each director as of June 30, 2021 is set forth below in the Supplemental Table to 2021 Non-Employee Director Compensation Table. The values set forth in this column are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 18 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2021 for a discussion of additional assumptions used in calculating grant date fair value.

(3)

We pay dividend equivalents on unvested RSUs during the restriction period, but the dividends are not preferential. For those directors who elected to defer their RSUs into deferred stock credits, their accounts are credited quarterly with dividend equivalents, but again, these are not preferential.

(4)

These amounts consist of premiums paid by the Company for life insurance. For Messrs. Alvarado and Stranghoener, the amounts also include donations made by us on behalf of the directors to charitable organizations under the Matching Gifts Program described above of $1,250 and $5,000, respectively.

30	| KENNAMETAL INC. 2021 Proxy Statement

BOARD OF DIRECTORS AND BOARD COMMITTEES

Supplemental Table to 2021 Non-Employee Director Compensation Table

Name	Aggregate Stock Options Outstanding at Fiscal Year End	Aggregate Unvested Restricted Stock Units Outstanding at Fiscal Year End	Aggregate Deferred Unvested Restricted Stock Units Outstanding at Fiscal Year End(1)

Joseph Alvarado		8,136

Cindy L. Davis	14,000	8,136

William J. Harvey	28,000	8,136

William M. Lambert	14,000	8,136

Lorraine M. Martin		8,228

Sagar A. Patel			12,404

Lawrence W. Stranghoener	35,000		12,404

Steven H. Wunning	35,000	8,136

(1)	Represents RSUs that were electively deferred by the Board member into deferred stock credits subject to a minimum deferral period of three years from the date of the grant.

KENNAMETAL INC. 2021 Proxy Statement	| 31

Audit Committee Report

Functions of the Audit Committee

The Audit Committee (“we” or the “committee”) assists the Board in its oversight of: the quality and integrity of the Company’s financial statements, internal controls and disclosures; the Company’s compliance with legal and regulatory requirements; the performance, qualifications and independence of the Company’s independent auditors; and the performance of the internal audit function. We have the sole authority to appoint, retain, terminate and replace the Company’s independent auditors, subject to shareowner ratification with respect to retention at the next regularly scheduled annual meeting of shareowners. We perform an annual self-assessment to evaluate the composition, activities and interactions of the committee and submit the results of the self-assessment to both the Nominating/Corporate Governance Committee and the Board.

Responsibilities

Management is responsible for the Company’s financial reporting process and system of internal controls and for the preparation and presentation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The independent auditors are responsible for planning and carrying out an audit of the financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on that audit. Our responsibility is to provide oversight to these processes. We do not certify the financial statements or guarantee the auditor’s report. To fulfill our oversight role, we rely (without independent verification) on the information provided to us, the representations made by management and the independent auditors and the report of the independent auditors.

Complaints

Anyone, including any Company employee, who has a complaint or concern regarding the Company’s accounting, internal auditing controls or auditing matters may communicate that complaint or concern to the committee:

•	In writing directed to Kennametal Inc., Attention: Vice President, Secretary and General Counsel, 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219;

•	By calling the Company’s toll-free, third-party managed, HELPLINE (1-877-781-7319); or

•	By accessing the Company’s web-based HELPLINE portal accessible at the following link: kennametal.ethicspoint.com.

Monitoring Activities in 2021

We held nine meetings in 2021. During these meetings, we discussed with management, the internal auditors and the Company’s independent auditors, PricewaterhouseCoopers LLP (“PwC”) (to the extent applicable), the quality and adequacy of the Company’s internal control over financial reporting, the internal audit function’s organization, responsibilities, budget and staffing and the results of internal audit examinations. We also reviewed with both PwC and the internal auditors their respective audit plans, audit scope and identification of audit risks, and met separately with PwC and with the internal auditors, without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. We reviewed the interim financial information contained in each quarterly earnings announcement and each Form 10-Q filed with the SEC in 2021 and discussed this information with PwC and with the Company’s Chief Financial Officer and Corporate Controller prior to release. We also reviewed and discussed with both management and PwC the audited financial statements for the year ended June 30, 2021 prior to release.

The discussions with PwC included the matters required by GAAP, including those described in the Statement on Auditing Standards No. 1301 related to communication with audit committees. We received from PwC

32	| KENNAMETAL INC. 2021 Proxy Statement

AUDIT COMMITTEE REPORT

written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with us concerning their independence, and discussed with PwC their independence.

Based on these reviews, meetings, discussions and reports, we have recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2021 for filing with the SEC. We have retained PwC as the Company’s auditor for the fiscal year ending June 30, 2022, and are submitting that decision for shareowner ratification at the Annual Meeting as discussed below.

AUDIT COMMITTEE REPORT

Audit Committee:

William M. Lambert, Chair

Lorraine M. Martin

Sagar A. Patel

Steven H. Wunning

KENNAMETAL INC. 2021 Proxy Statement	| 33

Proposal II. Ratification of

PricewaterhouseCoopers LLP as our

Independent Registered Public Accounting

Firm for the Fiscal Year Ending June 30, 2022

The Audit Committee has retained PwC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2022. As a matter of good corporate practice, the Audit Committee is submitting its selection to our shareowners for ratification at the Annual Meeting. Unless otherwise directed by the shareowners, proxies will be voted in favor of the ratification of the selection of PwC as the Company’s independent public accountants for the fiscal year ending June 30, 2022. In the event that this selection is not ratified by the shareowners, the Audit Committee will consider this vote in determining its future selection of an auditor. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareowners.

Representatives of PwC attended all meetings of the Audit Committee held during Fiscal 2021. The Audit Committee reviewed the non-audit services provided by PwC in 2021 and, based on that review, determined that the non-audit services provided by PwC were compatible with maintaining the independence of PwC.

Representatives of PwC will attend the Annual Meeting, and will have the opportunity to make a statement at the meeting if they wish. They also will be available to respond to appropriate questions from shareowners in accordance with the rules of the meeting.

Fees and Services

Fees for professional services (including expense) rendered by PwC to the Company and its subsidiaries in 2021 and 2020 were as follows (in millions):

	2021 ($)	2020 ($)
Audit Fees(1)	4.3	3.6
Audit-Related Fees(2)	0.0	0.0
Tax Fees(3)	0.5	0.5
All Other Fees(4)	0.1	1.3
TOTAL	4.9	5.4

(1)

These fees relate to services provided for the audit of the consolidated financial statements and internal controls over financial reporting, subsidiary and statutory audits, comfort letters, and assistance with the review of documents filed with the SEC. Audit fees increased compared to the prior year due to non-recurring audit procedures for the audit of the consolidated financial statements and internal controls over financial reporting.

(2)	These fees relate to employee benefit plan audits.

(3)	These fees relate primarily to tax compliance services, tax planning advice and tax audit assistance.

(4)

These fees relate primarily to strategy-related advisory services, licenses for accounting research software and other permissible services that do not fall into the other three categories listed above.

34	| KENNAMETAL INC. 2021 Proxy Statement

PROPOSAL II. Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm

Audit Committee Pre-Approval Policy

The Audit Committee annually adopts a policy for pre-approval of audit and non-audit services to be provided by the independent auditors. Under the policy, the Audit Committee pre-approves categories of services and fee caps for each category. The pre-approved services include: (i) audit services, such as statutory audits and internal control-related services, services associated with regulatory filings and consultations regarding disclosure treatment of certain transactions or events; (ii) audit-related services, such as due diligence and accounting consultations; (iii) tax services, such as tax compliance (domestic and international) and tax planning and advice; and (iv) other permissible non-audit services that the Audit Committee believes will not impair the auditor’s independence. The Audit Committee must specifically pre-approve the terms of the annual audit services engagement. All other audit and permissible non-audit services not specifically covered by the policy, and any proposed services which materially exceed the pre-approved fee levels, require separate specific pre-approval by the Audit Committee. The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman must report any specific pre-approval decisions to the Audit Committee at the next scheduled meeting for review and ratification. The policy requires the auditor to provide the Audit Committee with detailed supporting documentation regarding the specific services to be provided.

All audit and non-audit services provided by PwC in 2021 were pre-approved under this policy.

Vote Required

The ratification of the selection of PwC as our independent registered public accountants for the fiscal year ending June 30, 2022 will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022.

KENNAMETAL INC. 2021 Proxy Statement	| 35

Executive Compensation:

Compensation Discussion and Analysis

The following is a discussion and analysis of our compensation programs as they apply to our President and Chief Executive Officer, Chief Financial Officer, and the next three most highly compensated executive officers in Fiscal 2021, and our former Vice President and Chief Operations Officer, Metal Cutting, as listed below (collectively our “named executive officers” or our “NEOs”):

•	Christopher Rossi: President and Chief Executive Officer (“CEO”)

•	Damon Audia: Vice President and Chief Financial Officer (“CFO”)

•	Judith L. Bacchus: Vice President and Chief Administrative Officer

•	Franklin Cardenas: Vice President and President, Infrastructure Business Segment

•	Michelle R. Keating: Vice President, Secretary and General Counsel

•	Peter A. Dragich: Former Vice President and Chief Operations Officer, Metal Cutting (separated November 30, 2020)

In this Compensation Discussion and Analysis (“CD&A”), we discuss our compensation policies and practices as they relate to our NEOs, compensation decisions made in Fiscal 2021 affecting our NEOs’ compensation, highlights of the Company’s financial performance for Fiscal 2021 and its effect on compensation paid to our NEOs in that year, as well as recent changes we have made to our executive compensation program. Unless otherwise indicated, references to NEOs in this CD&A exclude Mr. Dragich when the term is used in discussing periods of time after November 30, 2020, the date of his separation.

Fiscal 2021 Summary

The on-going COVID-19 pandemic and limited market visibility continued to affect the Company’s customers, supply chains, and financial results. The Company imposed base salary reductions up to 20% for employees, including a 20% base salary reduction for our NEOs, for the first five months of Fiscal 2021, among other temporary cost control actions. The Company made significant progress on its simplification/modernization initiative even in the face of these challenges.

The Company achieved the following performance in sales, profitability and returns for Fiscal 2021 (see Appendix A for a reconciliation of these non-GAAP financial measures to the comparable GAAP measures):

•	Net income attributable to Kennametal for Fiscal 2021 was $54.4 million, compared to net loss attributable to Kennametal of $5.7 million in Fiscal 2020.

•	ROIC for Fiscal 2021 was 4.6% compared with 1.0% in Fiscal 2020. Adjusted ROIC for Fiscal 2021 was 5.8% compared with Adjusted ROIC of 5.2% in Fiscal 2020.

•	EBIT for Fiscal 2021 was $110.2 million, 6.0% margin (as adjusted: $153.3 million, 8.3% margin).

•	Working capital was $567 million as of June 30, 2021 compared to $543 million as of June 30, 2020. PWCPS was 33.4% as of June 30, 2021 compared to 35.4% as of June 30, 2020.

•	Sales of $1.8 billion for Fiscal 2021, compared with sales of $1.9 billion for Fiscal 2020.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Effect of COVID-19 on Executive Compensation Arrangements

The effect of the COVID-19 pandemic, along with the timing of the subsequent economic recovery, played a significant role in the Compensation Committee’s decision-making in fiscal years 2020 and 2021. At the Committee’s June and July 2020 meetings, the Committee approved a number of compensation-related actions, in consultation with management, to reduce costs and improve the Company’s liquidity position:

•

Made no changes to the Fiscal 2020 AIP and did not otherwise waive the minimum performance requirement of positive net income, which resulted in no AIP payout for Fiscal 2020, despite strong individual performance of our NEOs and PWCPS achievement above threshold performance level.

•	Suspended all merit salary increases for Fiscal Year 2021.

•	Reduced executive base salaries by 20% for the first five months of Fiscal Year 2021.

•	Permanently reduced global salaried workforce by approximately 10% at the start of Fiscal Year 2021.

The timing of the decisions related to Fiscal 2021 compensation design and performance goal setting, typically approved at the Compensation Committee’s July meeting, were significantly affected by uncertainties related to the economic recovery and its effect on the Company’s operations and forecasts for the upcoming fiscal year. The Compensation Committee was concerned that setting incentive goals during the height of the pandemic could result in unintended windfalls or alternatively, incentives that were unachievable under both the AIP and LTIP. Therefore, the Compensation Committee decided at its July 2020 meeting to approve certain incentive design changes and to delay the approval of performance goals until later Committee meetings. This established a process where performance goals for the Fiscal 2021 AIP were approved for two six-month periods as follows: July 2020 through December 2020 (first half) and January 2021 through June 2021 (second half). This ‘first half’ and ‘second half’ approach allowed the Compensation Committee to better assess the pace of the economic recovery and how it was affecting the Company’s financial performance. First half Fiscal 2021 AIP performance goals were established in October 2020, and second half performance goals were established in January 2021.

At the July 2020 meeting, the Compensation Committee approved an increase to the individual performance weighting under the Fiscal 2021 AIP from 20% to 30% while decreasing the weighting assigned to the EBIT metric from 60% to 50%. PWCPS was weighted at 20%, the same as Fiscal 2020. As the economic conditions affecting the Company started to improve in December 2020 and the forecast of the remainder of the fiscal year was viewed with greater confidence, the Compensation Committee met in January 2021 and approved the EBIT target goal under the AIP for the second half of the fiscal year at a level nearly four times higher than the first half EBIT target goal.

The Compensation Committee also approved design changes to the Company’s LTIP at its July 2020 meeting and approved performance goals at its October 2020 meeting. Design changes were limited to temporarily shifting the weighting assigned to Restricted Stock Units (RSUs) from 40% to 50% and decreasing the weighting assigned to Performance Share Units (PSUs) from 60% to 50% for the Fiscal 2021 grant. The weighting was modified for Fiscal 2022 grants back to an allocation of 40% RSUs and 60% PSUs, similar to our practice prior to Fiscal 2021. Additionally, given uncertainty regarding the pace of the economic recovery, the Compensation Committee established three, one-year ROIC performance targets with none of the shares earned under the annual performance period vesting until the end of the three-year performance period. The Compensation Committee believes this approach will allow it to set performance goals for fiscal years 2022 and 2023 on a more informed basis. As such, the Compensation Committee approved a target ROIC goal for the Fiscal 2022 performance year that was 700 basis points higher than its Fiscal 2021 ROIC target goal. This approach addressed the Compensation Committee’s concern of establishing performance goals that potentially could result in a windfall or, alternatively, be unachievable over the performance period.

KENNAMETAL INC. 2021 Proxy Statement	| 37

EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Between the Compensation Committee’s July 2020 meeting and its October 2020 meeting, several key employees, including one senior executive, voluntarily exited the Company for other employment opportunities. In order to mitigate further departures, the Committee decided to grant a supplemental time vesting RSU award to promote retention among a broad group of key employees at the Company. In approving the award, the Committee considered the morale of the employee base in light of the various cost cutting actions taken by the company, including the reduction in workforce, suspension of merit salary increases, temporary 20% reduction in base salary for professional employees who were LTIP eligible, and no AIP payout for Fiscal 2020. Furthermore, outstanding performance awards granted in Fiscal Years 2018 and 2019 were performing well below threshold performance level and were viewed as likely to be forfeited in the future. The Compensation Committee previously decided not to modify either the Fiscal 2020 AIP or any outstanding LTIP awards. Given this and in order to promote the retention of the Company’s key talent, the Committee approved at its October 2020 meeting a supplemental, time vesting RSU award, granted on December 1, 2020, to select key employees across the Company, including the NEOs. The RSU award will become fully vested on the third anniversary of the grant date for Company executive officers and on the second anniversary of grant date for all other employees who remain employed through such dates. The RSU awards granted to our NEOs are further discussed in the 2021 Special Recognition, Attraction and Retention Award section below.

Compensation Highlights for Fiscal 2021

The following are the highlights of our 2021 compensation program:

•

Our Compensation Committee has adopted a strong pay-for-performance philosophy which is tested on an annual basis through a realizable pay-for-performance alignment assessment for the CEO position conducted by the Committee’s independent consultant.

•	Compensation is paid in a mix of base salary; annual cash-based incentives under our AIP; and equity-based long-term incentive awards (consisting of RSUs and PSUs).

•	Compensation is tied mainly to Company financial and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•

Payment of annual cash-based incentives under the AIP is based on achieving critical measures of Company performance, consistent with our pay-for-performance philosophy. Eligibility for AIP payments for Fiscal 2021 performance were based on three performance metrics: Adjusted EBIT, PWCPS, and individual performance. Adjusted EBIT and PWCPS both had two, six-month performance periods, while individual performance was measured over the full fiscal year.

•

Our equity-based long-term incentive program is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of key executives. In Fiscal 2021, 50% of the target value of each executive’s long-term incentive opportunity was granted as PSUs and 50% was granted as RSUs (all are settled in stock).

•

Vesting of Fiscal 2021 PSUs is based on the attainment of an Adjusted ROIC financial performance goal (100% weight) with a Relative TSR multiplier. PSUs are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date to receive the payout, generally three years after the grant date. For Fiscal 2021 only one-third of the FY2021-2023 PSU award will be reported in subsequent tables following the Compensation Committee Report, as financial targets for remaining tranches will be set at or near the beginning of each subsequent fiscal year. Accordingly, under applicable disclosure rules, only the Fiscal 2021 tranche is included as part of the grant under applicable disclosure rules in the tables below. The remaining two tranches will be reported as separate grants when the applicable PSU targets are set. RSUs time vest in equal increments over a three year period based on continuous service with the Company.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

•	Our Fiscal 2021 financial performance had the following effects on the performance-based awards held by our NEOs:

Fiscal 2021 AIP

•

Our Fiscal 2021 AIP for all NEOs was based 70% on financial metrics (Adjusted EBIT weighted 50% and PWCPS weighted 20%) and 30% on individual performance. The individual metrics consisted of individual performance goals for each NEO. Our NEOs were paid a cash incentive for “first half” Fiscal 2021 equal to 200% of weighted targeted award for Adjusted EBIT performance and 118.4% of weighted target award for PWCPS performance. Additionally, our NEOs were paid a cash incentive for “second half” Fiscal 2021 equal to 186.3% of weighted targeted award for Adjusted EBIT performance and 145.7% of weighted target award for PWCPS performance. For Fiscal 2021 full year, including “first half” performance and “second half” performance, the Fiscal Year total payout for 12 months is 153% of target payout, assuming a 100% achievement of the individual performance component.

•	Mr. Dragich did not qualify for Fiscal 2021 AIP.

Performance Stock Units

•

The first tranche (1/3) of the 2021 PSUs, as measured by Adjusted ROIC performance, was achieved at a 160% multiple of target PSUs awarded with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2023.

•

The second tranche (1/3) of the 2020 PSUs, as measured by Adjusted ROIC performance, was achieved at a 0% multiple of target PSUs awarded with the Relative TSR multiplier yet to be calculated for the three-year period ending June 30, 2022.

•

The third tranche (1/3) of the 2019 PSUs, as measured by Adjusted ROIC performance, was achieved at a 0% multiple of target. The cumulative total payout multiple was 37.5% for the combined three years of ROIC performance (fiscal years 2019, 2020, 2021), and the Relative TSR multiplier for the three-year period ending June 30, 2021 was achieved at 80%, for an aggregate payout equal to 30% of target for PSUs granted in August 2018.

Results of 2020 Shareowner Vote on NEO Compensation

Our shareowners overwhelmingly approved the compensation paid to our NEOs in Fiscal 2020, with approximately 98% of votes cast in favor of the advisory vote on executive compensation presented at our Annual Meeting held on October 27, 2020.

The Compensation Committee believes that this high level of support of the compensation paid in Fiscal 2020 illustrates our shareowners’ support of our pay-for-performance philosophy, which is designed to link the compensation paid to our NEOs to the Company’s financial performance and shareowner value. Accordingly, in determining the structure of the compensation of our NEOs for Fiscal 2021, the Compensation Committee decided to retain our general approach to executive compensation, with an emphasis on performance-based incentive compensation components that reward our executives when they deliver value to the Company and our shareowners.

Executive Compensation Philosophy

Kennametal’s executive compensation philosophy is based on the following principles, which we believe form the foundation of an effective and responsible compensation program:

•

Pay-for-Performance. Executive compensation should be tied to both individual performance and Company performance (annual through the independent performance component and long-term through the grant values of the LTIP awards).

KENNAMETAL INC. 2021 Proxy Statement	| 39

EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

•

Align the Ratio of Fixed to Variable Components of Compensation with the Executive’s Level of Responsibility and Accountability. As executives progress to higher levels of responsibility within the Company, a greater proportion of their overall compensation should be variable and linked directly to Company performance and stock price.

•	Promote a Long-Term Perspective. Our compensation program should promote the long-term focus and strategic vision required for our future growth and success.

•

Offer Competitive Compensation. We believe that highly-qualified and skilled executives can differentiate us and provide a competitive advantage in the marketplace. Our objective is to offer compensation that is competitive with that offered by other companies that compete with us for talent.

Objectives of the Executive Compensation Program

To support our overall compensation philosophy, we have designed our executive compensation program to:

•	Maintain executive compensation at a competitive level to attract, incentivize and retain high-performing talent;

•	Recognize individual contributions to the Company;

•	Focus our executives’ attention on the attainment of significant business objectives and the creation of long-term shareowner value;

•	Ensure alignment between management’s interests and the interests of our shareowners; and

•	Share the financial benefits of strong Company performance.

Relationship Between Pay and Performance

In January 2021, our Compensation Committee reviewed the relationship between our CEO’s “realizable compensation” (defined below) and the Company’s performance from Fiscal 2018 through Fiscal 2020 (the “Reviewed Period”) for which period both compensation and performance data was readily available for our peers. The analysis, which was prepared by the Compensation Committee’s independent consultant, Pay Governance, compared our CEO’s realizable compensation and the Company’s performance, relative to our peer group, to assess whether the Company’s performance and the realizable compensation paid to our CEO were aligned. The Committee believes this analysis helps to support our pay-for-performance philosophy.

Realizable compensation is defined as (i) base salary paid over the Reviewed Period; (ii) actual bonus earned and paid during the Reviewed Period; (iii) the aggregate current value of restricted stock/restricted unit grants made during the Reviewed Period; (iv) the aggregate in-the-money value of stock option grants made during the Reviewed Period; (v) the actual payouts of performance-based equity awards with performance periods beginning and ending during the Reviewed Period; and (vi) the estimated payout for performance-based equity awards that were granted during the Reviewed Period but remained unvested at its conclusion. Realizable compensation for our CEO was calculated in the same manner as for the CEOs of our peer group companies. The realizable value of long-term equity-based awards was calculated using each company’s closing stock price on June 30, 2020. The Company believes that realizable compensation is a relevant measure for analyzing the pay-for-performance alignment, which may be more meaningful than grant date or target compensation. Realizable compensation focuses on the actual value of earned pay rather than pay opportunity by analyzing current stock prices and actual payouts from short-term and long-term incentives to provide an estimate of the actual compensation that executives realized during the subject period. The required grant date and target compensation amounts are reported in the Executive Compensation Tables of this Proxy Statement.

The financial performance of the Company and the peer companies was evaluated over the Reviewed Period using the following four performance measures: (i) Adjusted EBIT margin; (ii) Adjusted EBIT growth;

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

(iii) Adjusted ROIC; and (iv) TSR. These measures were selected because some are, or have been, used in the Company’s short-term and/or long-term incentive plans and are considered by proxy advisors and our compensation consultant to be reasonable indicators of a company’s performance. The Company’s percentile ranking for each performance measure relative to the peers was averaged to form a composite performance ranking.

Over the Reviewed Period, our CEO’s realizable compensation ranked below the median (38th percentile) of the peer group and our composite performance (average ranking of all performance metrics) ranked below the median (34th percentile) of the peer group, resulting in a sufficiently strong composite net correlation. The Compensation Committee continues to analyze the alignment of realizable compensation and the Company’s performance, in addition to grant date value comparisons, to observe such things as:

•	Whether the targeted pay levels relative to our peers is appropriate;

•	Whether the mix of fixed versus variable incentive compensation is appropriate;

•	Whether performance goals have been set at appropriately challenging and achievable levels over the Reviewed Period; and

•	Whether the weighting assigned to each long-term incentive vehicle is weighted appropriately resulting in an acceptable amount of leverage.

KENNAMETAL INC. 2021 Proxy Statement	| 41

EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Based on this analysis, the Compensation Committee is satisfied with the alignment of our CEO’s realizable compensation with the performance of the Company during the Reviewed Period. The chart below provides an illustration of this realizable pay-for-performance analysis over the Reviewed Period. The Compensation Committee expects to continue to review and present the alignment of compensation with the Company’s financial performance, including as may be required to comply with regulations issued by the Securities and Exchange Commission, which are currently in proposed form.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Design of Our Executive Compensation Program

Overall Design of the Executive Compensation Program

Each of our executives receives a compensation and benefits package comprised of some or all of the four basic components described in the table below which also provides an explanation of why we provide the particular compensation component, how we determine the amount and what such compensation component is designed to reward.

Compensation Component	Why We Provide it	How We Determine the Amount	What it is Intended to Reward

Base Salary	• Consistent with competitive practice	• Salaries at approximately the median of similarly-sized manufacturing companies	• Individual performance and level of experience, expertise and responsibility within the Company

Annual Incentive Plan (AIP)	• To link pay and company performance over the fiscal year • To drive the achievement of annual business objectives • Consistent with competitive practice

•  Awards are performance-based and calculated as a percentage of base salary:

—    Target award opportunities are determined on an individual basis and range from modestly below median to modestly above median for similar positions in peer group manufacturing and general industrial companies

• Annual Company financial performance and individual performance

Long-Term Incentives (includes restricted stock units and performance stock units)

•  To link pay and company performance over multiple fiscal years

•  To drive the achievement of critical long-term business objectives

•  To align management’s interests with those of our shareowners

•  To foster the long-term retention of key executives

•  Consistent with competitive practice

•  Total long-term incentive opportunity is determined on an individual basis based on the executive’s performance and career potential (internal and individual factors), and taking into account the long-term compensation paid to similar positions in peer group, manufacturing and general industrial companies

•  For Fiscal 2021, the total long-term incentive opportunity was allocated between PSUs (50%) and RSUs (50%)

•  PSU awards are performance based:

—    Target award opportunities are determined on an individual basis based on data for similar positions in peer group manufacturing and general industry companies

•  Long-term Company performance and individual performance

•  PSUs—increased return on capital and shareowner value and overall Company performance over the long-term

•  RSUs—increased shareowner value and long-term commitment to the Company

Retirement Benefits	• Consistent with competitive practice	• Market practice and Company-specific circumstances	• To provide long-term financial security to executives who have demonstrated a long-term commitment to the Company

We have designed our executive compensation program to target total direct compensation for each of our executives at the median level for executives in similar positions within our industry and peer group with the opportunity to earn actual compensation above or below median compensation depending on Company and individual performance. We believe that the design of the compensation program allows for actual compensation earned under our incentive plans to be above-median compensation for exceptional performance, as well as below-median compensation when performance falls below our expectations. Also, we may deviate from targeting the median if, in the judgment of management and/or the Compensation

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Committee, the value of an executive’s experience, performance and specific skill set warrants. For individual executives, compensation may also vary depending on the executive’s experience, responsibility and expertise, such person’s contribution to our business strategy and the market’s demand for such skills and talent. The foundation of our program is based on a system of benchmark market pricing. Each executive’s compensation is competitively benchmarked against executives in comparable positions in similar revenue-sized manufacturing and general industrial companies and, in some cases, against a peer group of companies. This benchmarking process as well as an internal assessment of the position’s internal value to the Company, scope and complexity of responsibilities generally defines a range of opportunities for base salary, annual incentives and long-term incentives. The pay ranges give the Compensation Committee flexibility to position individual compensation above or below market median levels depending on the individual’s job performance, professional qualifications, business experience, technical expertise and career potential.

Factors that Influence Compensation

The Compensation Committee believes that an effective compensation program reflects a balance between individual factors (i.e., level of responsibility, skills, experience, expertise and individual performance), organizational measures, and external or market factors (i.e., competitive benchmarking and survey data). We incorporate each of these factors into the design of our executive compensation program. Accordingly, we compensate our executives based upon an assessment of:

•

Individual Performance. All of our executives are evaluated against an annual, individual performance plan. The performance plan is based on individual performance objectives that will further the goals of the executive’s business unit, if applicable, and the strategic goals of the Company. These objectives, which include both quantitative and qualitative goals, are reviewed and assessed periodically by the executive with the CEO and by the CEO with the Board. At the end of the fiscal year there is a comprehensive analysis of the executive’s actual performance vis-à-vis the individual’s performance plan, and that analysis is provided to the Compensation Committee for review.

•

Company Performance. The primary objective of our compensation philosophy is to align our executive officers’ compensation with the performance of the Company (“pay-for-performance”). When making compensation decisions related to our executives, the Compensation Committee evaluates the Company’s achievement of pre-established internal metrics (which are predicated on our annual and long-term financial plans and goals, along with other strategic and operational initiatives) and external measures (which are predicated on external factors such as the growth in our stock price).

•

Market Intelligence. Individual and Company performance are weighted most heavily in compensation decisions. However, when appropriate, the Compensation Committee also considers external factors, such as market and survey data and pay positioning for our executives relative to market data, as explained in further detail below under the subheading “Pay Positioning Relative to Market — Benchmarking.”

Variable Compensation and Promotion of a Long-Term Perspective

We increase the variable component of compensation for our executives as they progress through our management levels and adjust the ratio of short-term to long-term compensation to promote accountability and a long-term perspective. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We believe this is appropriate because the executives are best positioned to be able to affect the Company’s performance. Therefore, they should receive a substantial portion of their total compensation value in the form of long-term incentives that measure and reward Kennametal’s performance over a period of greater than one year. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. In general, the higher the executive’s position within

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the Company, the greater the proportion of variable pay that is linked to Company performance and stock price. Similarly, as the executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionately relative to long-term compensation which, in most cases, begins to represent a greater proportion of the executive’s total compensation. Accordingly, the decision to emphasize variable elements for these individuals results in a reduced emphasis of fixed elements of compensation. In some cases, the variances between short-term and long-term compensation may be related to length of tenure in the position or initial compensation package provided upon hiring.

The following chart summarizes the breakout of fixed annualized salary versus target variable compensation and target variable short-term versus target variable long-term compensation for our NEOs in Fiscal 2021.

	Fixed vs. Target Variable Breakout		Target Variable Breakout
Title	% of Annual Target Total Direct Compensation Fixed	% of Annual Target Total Direct Compensation Variable	% of Short- Term Compensation	% of Long- Term Compensation(1)

President and CEO	13%	87%	18%	82%

Vice President and CFO	22%	78%	22%	78%

Vice President and Chief Administrative Officer	30%	70%	23%	77%

Vice President and President, Infrastructure Business Segment	24%	76%	24%	76%

Vice President, Secretary and General Counsel	30%	70%	23%	77%

Former Vice President and Chief Operations Officer, Metal Cutting	N/A	N/A	N/A	N/A

(1) Includes supplemental RSU awards granted on December 1, 2020.

Competitive Compensation

Pay Positioning Relative to Market — Benchmarking

When we make compensation decisions, we compare the compensation paid to our executive officers to the compensation paid to similarly-positioned executives at other companies within our industry or general manufacturing to gain a general understanding of current market compensation practices for these positions. Specifically, we benchmark total compensation levels and certain of the individual elements of our compensation packages (mainly base salary, AIP (together, “total cash compensation”) and long-term incentives (together with total cash compensation, “total direct compensation”)) to both published survey data of comparable companies and to a custom peer group of public companies within the manufacturing industry.

Benchmark data is part of the external information we consider when designing and executing our compensation programs.

The Compensation Committee’s independent compensation consultant assists the Compensation Committee in its benchmarking efforts, by collecting compensation data for our peer group companies from available sources, including, in most cases, the executive compensation data included in the most recently available annual proxy statement for each company. Pay Governance can also provide survey data representing industry-specific and general industrial companies included in the Willis Towers Watson Executive Compensation Database. In

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

consultation with management, the consultant provides the Compensation Committee with the results of its benchmarking efforts on an annual basis. The benchmarking data helps us assess the competitiveness of our executives’ compensation compared to that of other executives at our peer companies and in the broader market. We also use the data to help ensure proper alignment between executive and shareowner interests, and to assess compensation versus Company performance.

When we evaluate our compensation structure, we compare the target range for total direct compensation, the mix of compensation components and the allocation of those components in our executives’ individual compensation packages against benchmark data. Each year we evaluate the total cash compensation and total direct compensation we provide to our executives against the benchmark data to determine whether our compensation structure accurately reflects our goal of providing compensation at approximately the median level within our peer group and industry. We analyze both target compensation opportunities as well as the actual compensation paid to our executives. The Compensation Committee considers this information, along with data provided by the consultant, the Company and individual performance factors, when it sets compensation levels.

Pay Governance annually reviews our peer group to ensure that the peer companies continue to be appropriate comparisons for performance purposes and for compensation purposes. The companies in our current peer group are included based on their alignment with the following selection criteria: comparable annual revenue, market capitalization, operational scope and organizational complexity. While some of the peers are smaller than we are, others are larger. Nevertheless, we include these companies to help us understand the effect size and complexity have on compensation levels and designs.

In Fiscal 2021, based on a comprehensive review and evaluation by Pay Governance, our peer group was updated for more appropriate comparisons in performance and compensation. Effective January 2021, the following companies comprised our peer group for compensation purposes:

• Altra Industrial Motion Corp.	• Lincoln Electric Holdings, Inc.
• Barnes Group Inc.	• Nordson Corporation
• Colfax Corporation	• Rexnord Corporation
• Crane Co.	• Simpson Manufacturing Co., Inc.
• Curtiss-Wright Corporation	• SPX Corporation
• EnPro Industries, Inc.	• SPX Flow, Inc.
• Flowserve Corporation	• The Timken Company
• Graco Inc.	• Watts Water Technologies, Inc.
• ITT Inc.	• Woodward, Inc.

Note:	The peer group used for calculating the Relative TSR portion of the PSU awards is the S&P 400 Capital Goods Index companies approved at the time of the grant.

How Compensation Decisions Are Made

Role of the Compensation Committee and CEO in Determining Executive Compensation

The Compensation Committee designs and implements our executive compensation program, evaluates executive performance, including that of the CEO, and oversees, along with the full Board of Directors, the development of executive succession plans.

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The Compensation Committee solicits information from our management and from the Committee’s compensation consultant during the compensation-setting process, but it is the Compensation Committee that ultimately sets and approves compensation for our CEO and all other executive officers.

The Compensation Committee uses substantially the same process for determining CEO compensation as it uses for determining our other executive officers’ compensation. Each year, the Compensation Committee reviews all components of compensation for the CEO and for each of our other executives over the course of several regularly-scheduled meetings from January to July. Final compensation decisions are made in July for the current fiscal year. The Compensation Committee is assisted in its review by members of management, the human resources department, and its compensation consultant.

In keeping with our compensation philosophy, the Compensation Committee considers three main categories of information with respect to each executive: (i) individual performance; (ii) Company performance; and (iii) market data. The Compensation Committee evaluates each executive’s current compensation and solicits input from management on the executive’s potential, performance for the year, leadership skills, and contribution to the Company’s performance. The Compensation Committee also considers factors relating to the Company, such as our overall performance and achievement of specific strategic and operational initiatives. Finally, the Compensation Committee assesses the market competitiveness of each executive’s total compensation package.

CEO Compensation. The Compensation Committee meets with the CEO each year in July (the beginning of our fiscal year) to set the CEO’s performance goals (both individual and Company objectives) for the fiscal year. These goals are then reflected in the CEO’s individual performance plan. The CEO periodically reports on his progress with respect to his performance goals at Compensation Committee meetings throughout the year. At the end of the fiscal year, the Compensation Committee evaluates, in consultation with the independent Chairman of the Board and the rest of the non-management directors and the Board, as it deems necessary or appropriate, the CEO’s performance against the goals included in his performance plan for the year. Pursuant to this review, the Committee determines and approves the CEO’s compensation based in part on his achievement of those goals and in part on the Company’s performance, while taking into account the overall objectives of our compensation program. The Compensation Committee also considers the compensation being paid to other CEOs at similarly situated companies in making compensation decisions affecting the CEO.

Other Executives’ Compensation. Each fiscal year, each of our non-CEO executives develops an individual performance plan for the fiscal year, with goals that align with the CEO’s objectives, and include individual and Company objectives. These plans are discussed with and approved by the CEO and the executives report to the CEO on their progress towards the achievement of the goals periodically throughout the year. At the end of the year, the CEO and the Compensation Committee together assess the performance of the executives. Based upon these evaluations and recommendations from the CEO, the Compensation Committee determines the executives’ compensation. The executives do not play a role in the determination of their compensation, other than discussing individual performance objectives and achievements with the CEO.

Role of the Compensation Consultant

Pay Governance has been engaged by and serves as the Compensation Committee’s independent compensation consultant and provides no other services to the Company, outside of advising on compensation matters. The Compensation Committee annually reviews its retention of Pay Governance as its compensation consultant, as well as its performance in advising the Committee.

Pay Governance provides the Compensation Committee with the objective information and expertise necessary to make informed decisions that are in the best long-term interests of our business and shareowners and also

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

keeps the Compensation Committee informed as to compensation trends and regulatory developments affecting public companies in general and the manufacturing industry in particular. The Compensation Committee solicits advice and counsel from its consultant on all matters related to executive compensation design and delivery. Specifically, the compensation consultant is requested to provide, and delivers, the following types of services to the Committee:

•	Competitive data and benchmarking analytics for all components of pay for executive officers (including the CEO);

•	Equity dilution, value sharing, and performance assessment analyses relative to peers;

•	Compensation program analysis, redesign considerations, and recommendations;

•	Diagnostic assessments regarding the rigor of performance goals;

•	Tax, accounting, regulatory, and other compensation-related education;

•	Individual pay considerations for the CEO, as well as executive officer promotions and new hires;

•	Review of compensation plan payouts for the CEO and executive officers;

•	Assessment of risk regarding compensation policies and practices;

•	Assessment of pay-for-performance alignment; and

•	CD&A review and recommendations.

Pay Governance attends each of the Compensation Committee meetings and may attend executive sessions at the request of the Committee. The compensation consultant also collaborates with our management team for purposes of meeting planning, program design and analysis and other logistics, but all executive compensation-related services performed by the consultants are ultimately at the direction of the Compensation Committee.

The Compensation Committee reviews the fees and performance of Pay Governance each year and provides feedback to the Board as necessary. The Compensation Committee has the authority to terminate the relationship with Pay Governance at any point in time.

Each year, the Compensation Committee reviews and determines the independence of its compensation consultant. When gauging the independence of an adviser, the Compensation Committee considered the following six factors, as required by the New York Stock Exchange and SEC rules and regulations:

•	If the adviser’s firm provides other services to the Company;

•	The amount of fees received from the Company as a percentage of the total revenue of the adviser’s firm;

•	Policies and procedures of the adviser’s firm designed to prevent conflicts of interest;

•	Any business or personal relationship of the compensation consultant, counsel or other adviser with members of the compensation committee;

•	Company stock owned by the adviser; and

•	Any business or personal relationship between the adviser or the adviser’s firm and an executive officer of the Company.

Based on the Compensation Committee’s review of the factors above, it determined that its adviser, Pay Governance, is independent and free of conflicts of interest.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

2021 Executive Compensation Program

Base Salary

Base salary provides a competitive level of fixed income for our executives. We target base salary levels for each executive position at median pay levels for similar positions in the market. The level of base salary an executive receives is determined based on the results of an annual evaluation of the executive with respect to certain objective and subjective factors. Objective factors include the executive’s level of responsibility, skills and training, accomplishment of the goals set forth in such person’s annual individual performance plan and, for newer executives, prior experience. Subjective factors include the Compensation Committee’s assessment of the executive’s potential and individual contributions. The Compensation Committee evaluates the CEO with input from the independent Chairman of the Board and the other non-management Board members, as noted above. The CEO evaluates each of the executives who report directly to him. Both objective and subjective factors are considered, as relevant, and the CEO makes recommendations to the Compensation Committee for changes to base salary (other than his own) during the annual compensation setting process. The Compensation Committee evaluates the CEO’s and other executives’ base salary on an annual basis, and may make changes in its discretion as part of the broader compensation setting process.

In setting the NEOs’ base salaries for Fiscal 2021, the Compensation Committee considered all of the factors described above for each executive and conducted an examination of the applicable market data.

For Fiscal 2021, the Compensation Committee approved no base salary increases for any of our NEOs. Further, due to the COVID-19 pandemic and economic conditions, then existing NEO base salaries were reduced by 20% for the first five months of Fiscal 2021. The 20% reduction was restored, effective December 1, 2020 for all NEOs.

AIP

Overview. The AIP is a shareowner-approved, formula-based, pay-for-performance annual cash incentive plan. The AIP is the main vehicle we use to reward participants for their contributions to strong annual business performance. The purpose of the AIP is to motivate participants to help the Company to achieve pre-established shorter-term financial and strategic goals, which are designed to create sustainable long-term shareowner value, and to reward participants to the extent the Company achieves those goals. All of our executives, our senior management team members, and certain team members in other key positions participate in the AIP.

AIP Target Amounts. AIP target amounts are established for executives based on a combination of individual factors and market-competitive data for similar jobs at other companies and are established as a percentage of base salary. Consistent with our executive compensation philosophy, individuals with greater job responsibilities have a greater proportion of their total cash compensation tied to Company performance through the AIP. Each year, the Compensation Committee sets AIP target amounts for our CEO and other executives based on recommendations from our management and the CEO (except with respect to his own target AIP) and its own evaluation of the competitiveness of each executive’s compensation package based on input from its compensation consultant.

AIP Performance Goals. We link AIP opportunities directly with Company performance to maximize shareowner value. Each executive is assigned one or more performance goals at the beginning of the fiscal year, which are based upon the overall performance goals of the Company and which have been approved by the full Board as part of management’s overall financial and strategic plans. The Board approves the goals for overall Company performance based upon management’s financial and strategic plans.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Once the Board has approved the overall performance goals for the Company, the Compensation Committee reviews and approves the AIP design and individual performance goals for the CEO, which may be based on one or more of the Company’s overall corporate performance goals and/or individual achievement goals. To ensure alignment with our shareowners’ interests, the Compensation Committee assigns the CEO both quantitative and qualitative performance goals based on current and forecasted industry conditions and that can significantly effect the growth or improvement of the Company or a business unit. For each of the other executives, the CEO sets individual performance goals considered to be achievable, but which require personal performance and stewardship above the plan levels for the coming year in order to receive above-target payouts. These individual goals may vary by executive.

Individual Performance. At its meeting following each fiscal year-end, the CEO reviews with the Compensation Committee each executive officer’s achievement of his/her performance goals for the previous year, and the Compensation Committee approves any corresponding amounts to be paid under the AIP. Regarding AIP determinations, the Compensation Committee considers the individual performance of the executive and the recommendations of the CEO (for all executives other than himself). The Compensation Committee has the discretion to adjust an executive’s calculated AIP award based on its assessment of the individual’s performance.

2021 AIP. The 2021 AIP design was modified from the 2020 AIP design regarding the Adjusted EBIT Corporate Performance Goals, with the weighting at 50%, compared to 60% in Fiscal 2020. For the 2021 AIP, PWCPS was weighted 20%. The Compensation Committee and management believe the use of PWCPS will help to focus team members on the successful execution of the simplification/modernization of manufacturing efforts at the Company. Adjusted EBIT and PWCPS performance goals were set by the Compensation Committee for the two six-month increment periods of July 1, 2020 through December 31, 2020 and January 1, 2021 through June 30, 2021. The rationale for establishing performance goals on a half-year basis was to better align the goal setting process to the speed of the economic recovery on the Company’s operational and financial results. The Compensation Committee was concerned that establishing full-year performance goals could result in a plan that was either too challenging or not challenging enough given the timing of our fiscal year in relation to the economic recovery. The Compensation Committee also determined that for all NEOs an individual performance component be weighted 30% in conjunction with the Corporate Performance Goals weighted 70% in total. The CEO’s individual performance goals were set and approved by the Compensation Committee and applied to the entire fiscal year.

2021 Target AIP Amounts. For 2021, the weightings described above applied to the Compensation Committee approved target AIP amounts as a percentage of base salary for our NEOs at the following levels:

Name	Target Annual Incentive Amount as a Percentage of Base Salary(1)

Christopher Rossi	120%

Damon Audia	80%

Judith L. Bacchus	55%

Franklin Cardenas	75%

Michelle R. Keating	55%

Peter A. Dragich (2)	N/A

(1)	All NEO target bonus amounts are weighted 70% on the Company’s Corporate Performance goals and 30% on individual strategic objectives.

(2)	Mr. Dragich did not qualify for Fiscal 2021 AIP due to his separation on November 30, 2020.

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The following tables present the possible payouts under the AIP at different levels of performance relative to the target performance goals established for the year:

2021 Corporate Performance Metrics.

Corporate Performance Metrics (Adjusted EBIT and PWCPS)

	Performance Range as a Percentage of Target
Metric	Below Threshold	Threshold	Target	Maximum

Adjusted EBIT	Less than 50%	50%	100%	200%

PWCPS	More than 110%	110%	100%	90%

Payout Range	0%	30%	100%	200%

With respect to each of the corporate performance metrics, no AIP is awarded if actual performance is below the threshold for the performance goal and no payout is made in excess of 200% of the AIP target amount, regardless of the performance achieved. Under the terms of the AIP, the Compensation Committee makes the same adjustments that are made for non-recurring or unusual items in our financial results as reported to our shareowners in determining whether performance goals have been met.

2021 Corporate Performance Goals. At the October 2020 meeting, the Board approved the following Corporate Performance Goals for the Company for the July 1, 2020 through December 31, 2020 performance period: Adjusted EBIT of $18.424 million and PWCPS of 38%, which reflected the Company’s business plan for the first half of Fiscal 2021. At its January 26, 2021 meeting, the Board established the following Corporate Performance Goals for the Company for the January 1, 2021 through June 30, 2021 performance period: Adjusted EBIT of $70 million and PWCPS of 35%. At the time it set these respective goals, the Board considered the targets to be challenging for the Company, but achievable if the financial and strategic plans of the Company were well executed. These Corporate Performance Goals were then adopted by the Compensation Committee as the target Corporate Performance Goals under the Fiscal 2021 AIP.

2021 Individual Strategic Performance Goals for Mr. Rossi (President and CEO).

Performance goals for Mr. Rossi were based on the overall financial and strategic goals adopted for the Company. Mr. Rossi’s AIP opportunity was composed of two components:

•

Component (1) related to the Company’s financial performance and was based solely upon the achievement of the Corporate Performance Goals (weighted at 70% of target bonus opportunity) described above; and

•

Component (2) related to Mr. Rossi’s individual strategic performance and was based upon his achievement of the following strategic and operational goals and initiatives set by the Compensation Committee in July 2020 (weighted at 30% of target bonus opportunity): (i) values, including safety, trust and accountability; (ii) profitable growth and performance excellence; (iii) technology and product development; (iv) talent and people; and (v) strategy.

In defining the above individual strategic performance goals, the Compensation Committee considered them to be strategically important to the Company and its business plan, and sufficiently challenging, but achievable with strong leadership, concentrated effort and focus by Mr. Rossi. The Compensation Committee undertook a systematic evaluation of Mr. Rossi’s performance relative to the above defined individual strategic performance goals in determining his AIP award for Fiscal 2021. Based upon that systematic evaluation, the Compensation Committee approved Mr. Rossi’s AIP payout for Fiscal 2021, as described in the “2021 Performance” section below.

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2021 Performance Goals for other NEOs.

The 2021 AIP opportunities established for Messrs. Audia and Cardenas, Mss. Bacchus and Keating were based on the Corporate Performance Goals (70% weight) described above as well as the individual performance goals (30% weight). In July 2020, the following categories of strategic and operational goals and initiatives were considered by Mr. Rossi to set specific individual goals for Messrs. Audia and Cardenas, Mss. Bacchus and Keating: (i) values, including safety, trust and accountability; (ii) profitable growth and performance excellence; (iii) technology and product development; (iv) talent and people; and (v) strategy. The Compensation Committee approved Fiscal 2021 AIP payment for Messrs. Audia and Cardenas, Mss. Bacchus and Keating, as set forth below.

2021 Performance.

The following tables show the performance achieved (as a percentage of target) and the amount of 2021 AIP awards paid to each of our NEOs.

First Half FY 2021 AIP Financial Performance Measures Achievements
	Weighting	Threshold		Inflection Point		Target		Inflection Point		Maximum		Actual
Financial Performance Measures	%	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target(1)	Payout % of Target

Adjusted EBIT (millions)	25%	$9,212	50%	$13,818	75%	$18,424	100%	$23,030	125%	$36,848	200%	$42,125	200%	200%

PWCPS	10%	41.80%	110%	N/A	N/A	38.00%	100%	N/A	N/A	34.20%	90%	37.30%	98%	118.4%

Second Half FY 2021 AIP Financial Performance Measures Achievements
	Weighting	Threshold		Inflection Point		Target		Inflection Point		Maximum		Actual
Financial Performance Measures	%	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target	$ / %	% of Target(1)	Payout % of Target

Adjusted EBIT (millions)	25%	$35,000	50%	$52,500	75%	$70,000	100%	$87,500	125%	$140,000	200%	$111,222	159%	186.3%

PWCPS	10%	38.50%	110%	N/A	N/A	35.00%	100%	N/A	N/A	31.50%	90%	33.40%	95%	145.7%

(1)	For the PWCPS performance measure, an actual result that is lower than the pre-established target is favorable and results in a higher payout above target for participants.

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				Actual FY 2021 AIP Earned
	FY 2021 AIP Opportunities as a % of Base Salary			Corporate Financial Performance Component	Individual Component	Total	Total as a % of Base Salary (1)
Name and Principal Position	Minimum	Target	Maximum	$	$

Christopher Rossi, President and CEO	36.0%	120%	240%	1,376,611	369,334	1,745,945	204%

Damon Audia, Vice President and CFO	24.0%	80%	160%	552,024	148,104	700,128	136%

Judith L. Bacchus, Vice President and Chief Administrative Officer	16.5%	55%	110%	256,183	71,856	328,039	94%

Franklin Cardenas, Vice President and President, Infrastructure Business Segment	22.5%	75%	150%	369,000	99,000	468,000	128%

Michelle R. Keating, Vice President, Secretary and General Counsel	16.5%	55%	110%	247,058	60,258	307,316	92%

Peter A. Dragich, Former Vice President and Chief Operations Officer, Metal Cutting (2)	0.0%	0%	0%	—	—	—

(1)	The percentage of base salary is reflective of the percentage of salary stated in the Summary Compensation Table.

(2)	Mr. Dragich did not qualify for Fiscal 2021 AIP due to his separation on November 30, 2020.

Long-Term Incentives

Overview. Kennametal’s long-term incentives are designed to focus our employees on sustainable, long-term performance. We use these incentives because we believe they promote an ownership culture, align the interests of our employees and shareowners, and foster the long-term perspective necessary to increase shareowner value. They also aid in retention and help advance stock ownership by our employees.

All of our executives, members of senior management, and a significant number of key employees are eligible to receive long-term incentive awards under our broad-based LTI program. We use a portfolio approach to our LTI program, which includes RSU awards and PSU awards. We provide more information about each of these components below.

The Compensation Committee approves all equity-based and other long-term incentive awards for our executives. All of our NEOs’ outstanding long-term incentive awards, including those under the LTI program have been granted under shareowner approved plans, which provide for the granting of non-statutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards, and other share-based awards.

Target Long-Term Incentive Award Amounts. Each year the Compensation Committee establishes target LTI program opportunities for each of our executives based on the executive’s performance and career potential (individual factors). The Compensation Committee also considers the long-term compensation paid by our competitors for similar positions based on the peer group and survey data provided by its compensation consultant (external factors). LTI grants are determined based on market opportunities and the NEO’s individual performance. The Compensation Committee sets target LTI program opportunities for our executives for the relevant three-year cycle at its meeting following each fiscal year-end.

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Fiscal 2021 LTI Decisions.

The following table shows the target long-term incentive value granted to each of our NEOs under our broad-based annual LTI program for Fiscal 2021, which does not include the supplemental retention RSU awards granted on December 1, 2020, as explained in the 2021 Special Recognition, Attraction and Retention Awards section below:

Name	Target Long-term Incentive Grant Value for Fiscal 2021(1)

Christopher Rossi	$4,050,000

Damon Audia	$1,121,972

Judith L. Bacchus	$ 473,374

Franklin Cardenas	$ 780,014

Michelle R. Keating	$ 456,521

Peter A. Dragich(2)	$ 873,946

(1)

These values reflect the target value of all PSUs awarded in August 2020, which differs from the PSU values required under applicable disclosure rules in subsequent tables following the Compensation Committee Report.

(2)	Mr. Dragich ceased to serve as Vice President and Chief Operations Officer, Metal Cutting, as of August 31, 2020 and separated on November 30, 2020.

Timing of Equity Grants. The Compensation Committee grants equity-based awards to our executives on both an annual and as-desired basis. We do not have any program, plan or practice to time annual or ad hoc grants of equity-based awards in coordination with the release of material non-public information or otherwise.

•

Annual Grants. We generally make LTI grants to our NEOs and other senior management on an annual basis. As part of its standing agenda, the Compensation Committee approves annual grants of equity-based awards to our executives at its regularly scheduled meeting in July of each year. The Compensation Committee has continued to refine its process for determining the date for the annual grant of equity awards, with the intent of insulating the choice of date from any market influences that might affect the decision at a given time. Accordingly, for Fiscal 2022, the Compensation Committee determined in advance that grants would be awarded on August 15, 2021, using the fair market value at the close of trading on August 13, 2021, the last business day prior to the award.

•

Special or One-Time Grants. The Compensation Committee retains the discretion to make additional awards to executives at other times relating to the initial hiring of a new officer, for recognition or retention purposes or otherwise. Refer to the section “2021 Special Recognition, Attraction and Retention Awards” below.

RSU Awards. Since 2010, we have granted restricted stock unit (“RSU”) awards as part of our LTI program. We grant RSU awards because we believe they build ownership in the Company, serve to promote the retention of our employees and address the cyclicality of our business, thereby aligning the interests of our employees and our shareowners. We typically grant RSU awards annually to our executives as part of our broader LTI program, but we sometimes make these grants for other purposes. For example, we may grant these awards to attract new talent or to recognize or motivate our employees. RSU awards granted under our annual broad-based LTI program generally vest at the rate of one-third per year over three years. We believe our use of RSU awards helps to promote our retention efforts in that any unvested portion of a RSU award is forfeited if an executive voluntarily terminates employment prior to the applicable vesting date, unless for specific qualified reasons outlined in the award agreements.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

The number of RSUs awarded to each NEO in Fiscal 2021 was determined by dividing 50% of the total LTI opportunity grant value by the fair market value of our stock on the grant date. For the Fiscal 2021 grant date, the fair market value on the business day prior to the grant date was used, as the grant date was a Saturday.

PSU Awards. PSU awards are both performance-based and service-based, which can only be earned if the Company achieves certain threshold performance criteria established by the Compensation Committee and requires the executive to be employed by the Company through the vesting date following the close of the performance period. The Compensation Committee established specific Adjusted ROIC and Relative TSR goals for fiscal years 2019, 2020 and 2021 for the PSUs granted in Fiscal 2019 (the “2019 PSUs”); and for fiscal years 2020, 2021 and 2022 for the PSUs granted in Fiscal 2020 (the “2020 PSUs”); and for fiscal years 2021, 2022, and 2023 for PSUs granted in Fiscal 2021 (the “2021 PSUs”), the goals were only established for the first one-third of the FY2021-2023 PSU award, and the financial targets for remaining tranches will be set at or near the beginning of each of the subsequent two fiscal years.

For the 2019, 2020, and 2021 PSUs, 100% of the PSUs were weighted based on Adjusted ROIC performance with the opportunity to earn a multiple based on the cumulative three-year Relative TSR, with one-third (1/3) of the PSUs underlying such awards that could be earned each year based on the Adjusted ROIC for that year, with the Relative TSR multiple applied at the end of the three-year period.

Goals have been established at threshold, target and maximum award levels for each year within the applicable performance period. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the vesting date following the close of the three-year performance period (which for the 2019 PSUs means August 2021; for the 2020 PSUs means August 2022; and for the 2021 PSUs means August 2023). The Compensation Committee has established this approach to goal setting to address the cyclicality of our industry and to partially mitigate the risk of establishing long-term performance goals at either the peak or trough of the business cycle. In addition, the service condition encourages retention.

For Fiscal 2021 only one-third of the FY2021-2023 PSU award will be reported in subsequent tables following the Compensation Committee Report under applicable disclosure rules, as financial targets for remaining tranches will be set at or near the beginning of each of the subsequent two fiscal years. Only the Fiscal 2021 tranche is included as part of the grant in the tables below, as this tranche is the only one with Adjusted ROIC performance goals. The remaining two tranches will be reported as separate grants when the applicable Adjusted ROIC goals are established by the Compensation Committee.

The number of target PSUs awarded to each NEO in Fiscal 2021 was determined by dividing 50% of the total LTI opportunity grant value by the fair market value of our stock on the grant date with the opportunity to earn more or less than the target PSUs awarded as described below. For the Fiscal 2021 grant date, the fair market value on the business day prior to the grant date was used, as the grant date was a Saturday.

The tables below present the Adjusted ROIC and Relative TSR goals for the 2019 PSUs for Fiscal 2021 (which was the third year of the 2019 PSUs):

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

The tables below present the Adjusted ROIC and Relative TSR goals for the 2020 PSUs for Fiscal 2021 (which was the second year of the 2020 PSUs):

The tables below present the Adjusted ROIC and Relative TSR goals for the 2021 PSUs for Fiscal 2021 (which was the first year of the 2021 PSUs):

The following tables present the possible payout for the third year of the 2019 PSUs at different levels of performance, with payout amounts interpolated between the relevant thresholds:

ROIC Metric (100% Weight)
	Below Threshold	Threshold	Target	Maximum

Performance	Less than 70%	70%	100%	140% or Greater
	(As a Percentage of Achievement of Target Performance Goal)

Payout	0%	50%	100%	150%
	(As Percentage of Target PSU Amount)

Relative TSR Vesting Multiple
	Threshold	Target	Maximum

Performance	at or below the 25th percentile	at the 50th percentile	at or above the 75th percentile
	(As a Percentage of Achievement of Target Performance Goal)

Payout	80%	100%	120%
	(As Percentage of Target PSU Amount)

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

The following tables present the possible payouts for the second year of the 2020 PSUs at different levels of performance, with payout amounts interpolated between the relevant thresholds:

ROIC Metric (100% Weight)
	Below Threshold	Threshold	Target	Maximum

Performance	Less than 70%	70%	100%	140% or Greater
	(As a Percentage of Achievement of Target Performance Goal)

Payout	0%	50%	100%	160%
	(As Percentage of Target PSU Amount)

Relative TSR Vesting Multiple
	Threshold	Target	Maximum

Performance	at or below the 25th percentile	at the 50th percentile	at or above the 75th percentile
	(As a Percentage of Achievement of Target Performance Goal)

Payout	80%	100%	120%
	(As Percentage of Target PSU Amount)

The following tables present the possible payouts for the first year of the 2021 PSUs at different levels of performance, with payout amounts interpolated between the relevant thresholds:

ROIC Metric (100% Weight)
	Below Threshold	Threshold	Target	Maximum

Performance	Less than 33%	33%	100%	200%
	(As a Percentage of Achievement of Target Performance Goal)

Payout	0%	50%	100%	160%
	(As Percentage of Target PSU Amount)

Relative TSR Vesting Multiple
	Threshold	Target	Maximum

Performance	at or below the 25th percentile	at the 50th percentile	at or above the 75th percentile
	(As a Percentage of Achievement of Target Performance Goal)

Payout	80%	100%	125%
	(As Percentage of Target PSU Amount)

PSUs Earned for Fiscal 2021.

At its meeting in July 2021, the Compensation Committee determined that with regard to the 2019 PSUs, Adjusted ROIC performance for Fiscal 2021 was 5.8% which was at 45% of the target Adjusted ROIC of 13% earning 0% of the target PSUs, for a total three year Adjusted ROIC performance earning 37.5% of the target

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

PSUs, and Relative TSR performance for the three-year period ending in Fiscal 2021 was at the 13.3 percentile earning 80% of the target PSUs, resulting in a total of 30% of the target 2019 PSUs being earned and vested in Fiscal 2021.

The Compensation Committee determined that regarding the 2020 PSUs, Adjusted ROIC performance for Fiscal 2021 was 5.8% which was at 45% of the target Adjusted ROIC of 13% earning 0% of the target PSUs, and with the three-year Relative TSR performance only in its second year, no PSUs have yet been earned under this measure.

The Compensation Committee determined that regarding the 2021 PSUs, Adjusted ROIC performance for Fiscal 2021 was 5.8% which was at 387% of the target Adjusted ROIC of 1.5% earning 160% of the target PSUs, and with the three-year Relative TSR performance only in its first year, no PSUs have yet been earned under this measure.

The Company did not grant any Stock Option Awards in Fiscal 2021. The Stock Option Awards granted in prior years are disclosed in the compensation tables provided below.

2021 Special Recognition, Attraction and Retention Award

On a limited and selective basis, we sometimes pay additional compensation to our employees in the form of special recognition, attraction or retention awards. For example, we may provide a special award to an individual to reimburse him/her for compensation he/she would forfeit by terminating previous employment, or to recognize contributions to a critical strategic initiative. As outlined in the Effect of COVID-19 on Executive Compensation Arrangements section above, the Committee approved at its October 2020 meeting a supplemental retention RSU award, granted on December 1, 2020 to select key employees across the Company with full vesting on the third anniversary of the grant for Company executive officers and full vesting on the second anniversary of grant date for all other employees.

Employees at all levels of the Company are eligible to receive special awards. We may provide awards in the form of cash bonuses, equity, or a combination of cash and equity, in each case depending on the reason for the award. The amount of any special recognition or retention award depends on the reason it is being granted. The Compensation Committee must approve any special awards for our executives. For Fiscal 2021, the Committee approved supplemental retention RSU awards for Messrs. Rossi, Audia and Cardenas, Mss. Bacchus and Keating in the amounts of $1,100,016, $449,994, $174,990, $209,995, and $199,993, respectively.

Retirement Plans

We maintain both qualified and non-qualified defined benefit and qualified defined contribution retirement plans that are designed to work together to provide retirement pay to our executives. We provide certain pension and retirement benefits as part of our broader executive compensation program to attract and retain our executives.

Qualified Plans. We maintain a qualified retirement plan for substantially all U.S. employees, including our executive officers. The Thrift Plus Plan (“TPP”) is a defined contribution or “401(k)” plan in which all NEOs participate. The TPP was established to encourage investment and savings for eligible employees of business units, business entities and locations of Kennametal and its affiliates. Most eligible employees may elect to contribute from 1% to 50% of their salary to the TPP in the form of pre-tax, after-tax and/or Roth contributions. Unless they make a contrary election, any eligible employee who does not elect to participate by the first payroll period occurring no earlier than 45 days nor later than 90 days of first becoming eligible will have a 3% pre-tax contribution made on his or her behalf.

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Participating employees receive a Company matching contribution of 100% of employee pre-tax, after tax and/or Roth contributions up to 6% of base salary. Matching contributions made to eligible employees are 100% vested and can be made in the form of cash or Kennametal stock. The employee contributions, Company contributions and earnings thereon are invested and ultimately paid out in accordance with elections made by the participant. Participants have the right to direct the TPP trustee regarding how to vote any shares of Company stock held in their accounts. Shares as to which no instructions are received are voted by the trustee in its sole discretion. See the Summary Compensation Table and accompanying notes for more information about Company contributions to the NEOs’ accounts.

Non-Qualified Plan. We maintain two non-qualified retirement plans: the Executive Retirement Plan (“ERP”) and the Kennametal Restoration Plan. Our ERP is a legacy program that is no longer open to new participants, and it provides a formula-based benefit that is payable on a lump sum basis. The amount of the benefit is based upon an executive’s accrued benefit percentage (which varies by age) and compensation (base salary together with AIP target awards averaged for the three most recent fiscal years). ERP benefits vest once an executive’s accrued benefit percentage reaches 150%. If an executive terminates employment prior to reaching age 62, then the accrued benefit percentage is reduced to reflect the accrued benefit percentage that was applicable to the executive two years prior to the date of termination. Ms. Bacchus is the only NEO that participates in the ERP.

Beginning January 1, 2018, our Kennametal Restoration Plan, a non-qualified retirement plan, allows eligible NEOs to make pre-tax contributions on eligible compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($290,000 for 2021) applicable to the TPP. In addition, it provides for a “make whole” Company contribution equal to the maximum matching contribution not provided to eligible employees under the TPP on compensation in excess of this IRC limit on compensation that can be taken into account by the TPP. Company contributions are vested when made, subject, however, to later forfeiture in the event the NEO is terminated for cause or engages in any business activities determined to be in competition with the Company. The NEO contributions, Company contributions and earnings thereon are invested in the same “notional options” available under the TPP (other than the ability to select investments not available under the TPP through the self-directed investment or brokerage option) and ultimately paid out in cash, in accordance with elections made by the participant.

The amount payable under each retirement plan for each eligible NEO is determined by the plan’s benefit formula. The amount of benefits varies based upon the plan, the NEO’s years of service with us, and the NEO’s compensation. Please see the tabular disclosures in the 2021 Pension Benefits table below as well as the narrative discussion following that table for more information on these plans.

Perquisites Allowance

Effective August 1, 2019, we eliminated the fixed perquisite allowance for all executives, and as of December 2015, the officer life insurance benefit was frozen to new participants. Ms. Bacchus is the only NEO who is eligible for officer life insurance.

Personal benefits paid to our NEOs (e.g., life insurance) for 2021 (or portion of the year) are included in a supplemental table to the Summary Compensation Table as part of the footnotes to the Summary Compensation Table. Other than the personal benefits included therein, our executives receive the same benefits that are generally provided to other salaried employees, including eligibility to participate in group medical and dental plans, vision, long- and short-term disability, group life insurance, accidental death and dismemberment insurance, business travel accident insurance, health care and dependent care spending accounts, qualified retirement plans, and other benefits, in accordance with the terms of the programs.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

2022 Executive Compensation Program

2022 Compensation Information

The Compensation Committee made the following determinations regarding the Company’s executive compensation program for the NEOs.

Changes to 2022 Base Salary

For Fiscal 2022, the Compensation Committee approved the following base salary increases for our NEOs: Mr. Rossi, 4.5%, Mr. Audia, 2.0%, Mr. Cardenas, 7.0%, Ms. Bacchus, 3.0%, and Ms. Keating, 7.0%.

Changes for 2022 AIP

•

Modified AIP corporate financial metrics as follows: replaced Adjusted EBIT with Adjusted EBITDA to be weighted 50% and retained PWCPS to be weighted 20%, with six-month performance goal setting for both Adjusted EBITDA and PWCPS.

•	Retained the individual performance component for each of the NEO’s AIP, to be weighted 30%, with annual performance goal setting.

The performance goals and curves for Adjusted EBITDA and PWCPS will be determined and approved by the Compensation Committee in six-month performance goal increments, with the July 1, 2021 through December 31, 2021 performance goals approved by the Compensation Committee on July 26, 2021 and the January 1, 2022 through June 30, 2022 performance goals to be approved at the Committee’s January 2022 meeting. The individual performance goals curve will remain the same. Each metric will be calculated independently with a pro-rata calculation between performance levels. With regard to achieving the individual performance goals, an AIP opportunity of 30% to 90% of target is earned for a performance rating of “Meets Low Expectations;” 91% to 115% of target award is earned for a performance rating of “Fully Meets Expectations;” 116% to 160% of target award is earned for a performance rating of “Meets High Expectations;” and 161% to 200% of target award is earned for a performance rating of “Exceeds Expectations;” with calculation interpolated between performance levels.

Changes for 2022 LTI Program

At its meeting in June 2021, the Compensation Committee modified the LTIP grant date value allocation for each of the NEOs at 60% PSUs, compared to 50% in Fiscal 2021, and 40% RSUs, compared to 50% in Fiscal 2021. PSUs will be measured 40% on Adjusted ROIC performance, with annual performance goal setting, and 20% Adjusted Average EBITDA Margin, measuring the full three-year performance period. The use of a relative TSR feature was discontinued beginning with the Fiscal 2022 PSU grant in favor of using Adjusted Average EBITDA Margin, which is a metric more closely aligned with measuring success under our long-term business strategy. The Compensation Committee also determined that the RSUs would continue to vest at the rate of one-third per year on each grant date anniversary over three-years. The Compensation Committee approved the Adjusted ROIC performance goals and curves for Fiscal 2022 in July 2021, with Fiscal 2023 and Fiscal 2024 ROIC performance goals to be determined near the beginning of each of the subsequent fiscal years. The Committee approved the Adjusted Average EBITDA Margin goal and curve at its July 2021 meeting for the full three-year performance period.

The Committee believes the use of Adjusted ROIC will continue to strengthen the line of sight attributable to working capital and inventory management and that the use of Adjusted Average EBITDA Margin will provide a direct alignment to the Company’s business strategy and efforts related to our simplification/modernization initiative. The Committee believes the use of these measures will continue to support the focus on the Company’s strategic objectives, leading to greater levels of shareowner value.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

The following table shows the target long-term incentive grant value set for each of our NEOs under our LTI program for Fiscal 2022:

Name	Long-term Incentive Grant Value for Fiscal 2022

Christopher Rossi	$4,100,000

Damon Audia	$1,029,996

Judith L. Bacchus	$429,054

Franklin Cardenas	$770,400

Michelle R. Keating	$390,764

Stock Ownership Guidelines

We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value. These guidelines were first adopted in 1995 and are reviewed annually by the Compensation Committee at its October meeting as a standing agenda item. Employees have five years from the date they become subject to the guidelines to acquire the requisite holdings.

The current guidelines are:

FY21 Multiple of Base Salary

President and CEO	5X

CFO, Top Metal Cutting Segment Executive and Top Infrastructure Segment Executive	3X

All Other Executive Leadership Team Members Reporting to the President and CEO	2X

Senior Leadership Direct Reports to the Executive Leadership Team (e.g., Vice President and Managing Director)	0.5X

Shares owned outright, vested and unvested restricted stock and RSUs, deferred stock credits, and shares owned in benefit plans (such as a 401(k)) count toward fulfilling the ownership guidelines. Unearned performance share awards are not included for stock ownership purposes.

Insider Trading Policy / Hedging and Pledging Policy

We have an insider trading policy that prohibits executives from engaging in any transaction in our stock unless that transaction has been pre-cleared and approved. Although we generally do not mandate when executives may trade, among other requirements, our insider trading policy defines pre-clearance procedures and trading window periods, which open 24 hours after our quarterly earnings release and remain open for approximately 1 1/2 months thereafter.

Our insider trading policy includes hedging and pledging prohibitions that prohibit the hedging of Company stock by directors, executive officers and other corporate officers, as defined in the policy, and their family

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

members, without the prior approval and express authorization of the Company’s General Counsel. Further, this policy also prohibits the pledging of Company stock by directors, executive officers and other corporate officers and their family members, unless the General Counsel has granted an exception to the individual. An exception to this prohibition may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged stock. For additional detail about the Company’s insider trading policy, see the subsection entitled Prohibited Transactions under the Ethics and Corporate Governance section above.

Employment Agreements

We have employment agreements with all executive officers. We have summarized the material terms of these agreements below.

General.    The agreements require our executives to devote their entire time and attention to the business and affairs of Kennametal while they are employed.

Term.    There is no predetermined term. Each executive entered into the agreement upon commencing duties as an executive officer of the Company.

Compensation.    Except as noted below, the executive officer’s base salary, AIP opportunity, if any, and any other compensation for services are not specified under the agreements but rather are determined by the Compensation Committee upon the commencement of employment and assignment of the executive to a salary band. Thereafter, the Compensation Committee makes determinations regarding base salary, incentive awards, and all other components of compensation as described in this CD&A section.

EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

Non-competition/Non-disclosure.    Unless the Company provides prior consent in writing, if an executive officer decides to voluntarily terminate his or her employment or the Company terminates the executive’s employment for cause, then for two or three years after the date of termination (depending on the executive), the executive cannot, in any geographic area in which the Company is offering its services and products: (a) directly or indirectly engage in; (b) assist or have an active interest in; or (c) enter the employ of, or act as agent for, or advisor or consultant to, any entity which is or is about to become directly or indirectly engaged in any business that is competitive with any business of the Company or any of our subsidiaries or affiliates in which the executive is or was engaged. Messrs. Audia and Cardenas, Mss. Bacchus and Keating are subject to a one-year non-competition provision if terminated by the Company without cause. Mr. Rossi is subject to a two-year non-competition provision if terminated by the Company without cause. However, in case of termination for any reason, the executive cannot disclose any of our confidential or trade secret information.

Assignment of Inventions.    Each executive officer must assign to us all inventions conceived or made during his or her employment with the Company.

Employment Termination.    The executive officer’s employment may be terminated by either party at any time, for any reason or no reason at all; provided, that the Company may only terminate an executive officer’s employment with the approval and authorization of the Board.

Severance.     If, with Board authorization, we involuntarily terminate an executive officer’s employment prior to a change in control and not for cause, the executive is entitled to 12 months of severance in the form of salary continuation, except for our CEO, Mr. Rossi, who is entitled to 24 months of severance in the form of salary continuation. Our executive officers are not entitled to severance under any other termination scenario outside of a change in control context as described below.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

Change in Control.    Under certain circumstances, the agreements provide for payments to an executive officer if his employment is terminated after a change of control. See “Termination Conditions and Arrangements” below and the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement for a more detailed discussion.

No partial excise tax gross-up in agreements.    Our executive officer employment agreements do not provide for any partial excise tax gross-up.

Termination Conditions and Arrangements

In a non-change in control context, our executive employment agreements provide for severance if the executive’s employment is terminated by us without “cause.” Additional details regarding the severance provisions and potential payments to our NEOs outside of a change in control context can be found in the “Potential Payments upon Termination or Change in Control” section.

Our executive employment agreements, stock and incentive plans and certain of our retirement and post-employment plans contain change in control provisions. The change in control provisions in the executive employment agreements are applicable only for those executives that have entered into these agreements, which includes each of our NEOs. The provisions of our incentive plans and retirement plans are applicable to a broader base of our employees and include all those who participate in those plans. We include these provisions because we believe they help to align executive, Company, and shareowner interests. If we evaluate a possible transaction, we want our management to focus on the potential fit with our corporate goals and strategy and the creation of long-term value for our shareowners. We believe that change in control protections enable our management to consider corporate transactions objectively and to decide whether they are in the best interests of the Company and its shareowners without undue concern over whether the transactions may jeopardize future employment.

The change in control protections under our executive employment agreements only provide payments upon the occurrence of a “double trigger,” rather than on the single occurrence of a change in control when the executive has not experienced a separation from service. For severance benefits to be “triggered,” a change in control must take place and an executive must be involuntarily terminated by us (other than for “cause” or Disability (as defined in the employment agreements)) or must voluntarily leave for “good reason” within 6 months prior to or 24 months following the change in control in the case of Messrs. Rossi, Audia and Cardenas, Mss. Bacchus and Keating. For additional information concerning the change in control arrangements for our NEOs, see the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement.

Recoupment of Awards and Incentive Payments

In any case where there has been an allegation of fraud or misconduct, the Board of Directors would investigate and carefully review the facts and circumstances of the alleged misconduct before determining the appropriate course of action. If, after completing its investigation, the Board were to determine that an employee or officer did engage in fraudulent behavior or misconduct, the Board would take appropriate action, which could include, among other things, termination of employment, institution of legal proceedings against the wrongdoer, or bringing the misconduct to the attention of the proper authorities. If the misconduct results in a material restatement of the Company’s financial results, then the Board, in addition to the above remedies, may also seek repayment of any bonus received for the period restated, seek repayment of gains realized because of exercising stock options awarded for the period restated, or cancel any outstanding stock options or other equity or incentive compensation.

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

The Company also incorporates restrictive covenants (prohibiting working for competitors for a period following separation from employment and disclosure of confidential or proprietary information) into the executive employment agreements, and the ERP. If the Board of Directors determines that a violation of any one of these covenants has occurred, it may, in its discretion, discontinue any future payments and/or take appropriate legal action to recoup amounts paid under these programs.

Tax, Accounting, and Regulatory Considerations

We consider the effect of tax, accounting and other regulatory requirements in designing and implementing compensation programs, and while these factors may affect plan designs, ultimately decisions reflect the pay strategy of the Company and the program intent.

Section 162(m) of the Code currently imposes a $1 million limit on the amount that a public company may deduct for compensation paid to an employee who is chief executive officer, chief financial officer, or another “covered employee” (as defined by Section 162(m)), or was such an employee beginning in any year after 2017. Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) of the Code generally disallowed public companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officer and their three other most highly compensated executive officers (excluding the chief financial officer) unless certain performance and other requirements were met. As part of the Tax Cuts and Jobs Act, the exemption from the deduction limitation for performance-based compensation provided by Section 162(m) was repealed effective for taxable years beginning after December 31, 2017. As a result, compensation paid to certain executive officers which exceeds $1,000,000 will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

There can be no assurance that compensation structured with the intent of qualifying as performance-based compensation, even prior to the effectiveness of the legislative changes, will be deductible under Section 162(m), depending on the application of the grandfather rule.

We reserve the right to design programs and to structure other compensation arrangements that recognize a full range of performance criteria important to our success or that contain different terms, even where the compensation paid under such programs may not be deductible. This discretion is an important feature of the Committee’s compensation practices because it provides the Committee with sufficient flexibility to respond to specific circumstances facing the Company.

Tools and Analytics

The Compensation Committee utilizes various tools and analytics provided by both Pay Governance and our internal management and human resources personnel to execute its duties. These tools and analyses provide internal and external context and perspective to assist the Compensation Committee with its decision-making process. The Compensation Committee reviews and considers the following information, as appropriate, when making compensation decisions:

•	Total compensation tally sheets and pay histories for the CEO and executive officers;

•	CEO and executive officer competitive assessments for all elements of pay;

•	Realizable pay-for-performance and value sharing assessments versus our peer group;

•	Dilution and share utilization assessments, projections and comparisons;

•	Equity expense comparisons versus our peer group;

•	Incentive design and vehicle prevalence analyses;

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EXECUTIVE COMPENSATION: Compensation Discussion and Analysis

•	Internal goal setting and achievement analyses;

•	Compensation policy and practices risk assessment;

•	Executive retention analyses;

•	Annual and long-term incentive plan performance and progress updates;

•	Executive perquisite prevalence analyses; and

•	Other ad hoc analyses performed at the Compensation Committee’s direction.

The information above is reviewed either annually or by special request of the Compensation Committee.

Compensation for Non-Employee Directors

The Nominating/Corporate Governance Committee has responsibility for the review and oversight of non-employee director compensation. The role of the Nominating/Corporate Governance Committee in this context is explained in further detail in the “Ethics and Corporate Governance” section of this Proxy Statement. The compensation of non-employee directors in 2021 is described more fully in the “Board of Directors Compensation and Benefits” section of this Proxy Statement.

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Compensation Committee Report

The Compensation Committee (“we” or “the committee”) recommends an overall compensation policy to the Board, has direct responsibility for matters relating to compensation of the executive officers, advises the Board regarding management succession, and administers the Company’s equity compensation plans and deferred compensation plans. Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation. Accordingly, we have reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

Compensation Committee:

Cindy L. Davis, Chair

Joseph Alvarado

William J. Harvey

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Analysis of Risk Inherent in our Compensation Policies and Practices

During 2021, the Compensation Committee directed the Company’s management to work with Pay Governance to conduct a risk assessment of all of our compensation policies and practices to ensure that they do not foster risk taking above the level of risk associated with our business model. Based upon that review and a review by management of the Company’s internal controls, the Compensation Committee has concluded that our compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee based its conclusion on a variety of factors, including the following specific aspects of the Company’s compensation practices:

•	The AIP is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals;

•	We do not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company and shareowner value;

•

At the senior management and executive levels, our compensation programs are weighted towards offering long-term incentives that reward sustainable long-term performance, especially when considering our share ownership guidelines and vesting requirements; and

•

All compensation awards are capped at reasonable and sustainable levels, as determined by a review of our economic position and prospects, as well as the compensation offered within our peer group and by comparable companies.

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

Executive Compensation Tables

The tables and discussion below show the compensation paid to our NEOs for Fiscal 2021. Only 2021 compensation amounts are provided for Mr. Cardenas and Ms. Keating as neither was an NEO prior to Fiscal 2021.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)

Christopher Rossi	2021	854,941		3,800,016	—	1,745,945		46,672	6,447,574

President and	2020	857,573		3,824,404		—		116,251	4,798,228

Chief Executive Officer	2019	888,958		3,210,648		966,042		348,462	5,414,110

Damon Audia	2021	514,250		1,197,975		700,128		23,420	2,435,773

Vice President and	2020	516,930		1,001,248		—		59,821	1,577,998

Chief Financial Officer	2019	423,958		4,408,108		391,600		38,621	5,262,287

Judith L. Bacchus	2021	347,131		525,588		328,039	247,188	17,993	1,465,939

Vice President and	2020	347,019		444,135		—	228,016	27,548	1,046,718

Chief Administration Officer	2019	347,650		393,718		160,181	176,567	51,882	1,129,998

Franklin Cardenas	2021	366,667		694,989		468,000		222,180	1,751,836

Vice President and						—

President, Infrastructure Business Segment

Michelle R. Keating	2021	334,767		504,341		307,316		17,691	1,164,115

Vice President and						—

Secretary and General Counsel

Peter A. Dragich	2021	183,811		582,641		—	—	1,420,878	2,187,330

Former Vice President and	2020	434,914		843,103		—	250,157	51,908	1,580,082

Chief Operations Officer, Metal Cutting	2019	456,820		1,065,368		306,142	247,528	78,905	2,154,763

Notes and Supplemental Tables to the Summary Compensation Table

(1)

These amounts reflect the aggregate grant date fair value of stock awards granted in the fiscal years noted and are calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 18 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2021 for a discussion of additional assumptions used in calculating grant date fair value. The amounts included in this column for Fiscal 2021 include RSU and PSU awards. The values included for such performance stock unit awards reflect only the first of three tranches, as future year targets have not been set, and the payout of such awards at target. If tranche one of the PSU awards were to be paid out at the maximum amount of 160%, the value of these awards for Messrs. Rossi, Audia, and Cardenas, Mss. Bacchus and Keating would be $1,080,004, $299,192, $208,004, $126,233 and $121,739, respectively. For information with respect to the individual RSU awards and PSU awards made for Fiscal 2021, please see the 2021 Grants of Plan-Based Awards Table.

(2)	These amounts are cash payments earned by the NEOs under the AIP, which is discussed in further detail in the CD&A.

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(3)

These amounts reflect the aggregate increase in the actuarial present value of the NEO’s accumulated benefits under all pension plans established by us. The total expressed for each NEO includes amounts that the NEO may not currently be entitled to receive because those amounts are not vested. The pension plan for which amounts may be included is the ERP, as applicable to the individual. Please refer to the discussion following the 2021 Pension Benefits Table for a more detailed description of the ERP. We do not provide preferential or above-market earnings on deferred compensation.

(4)	The following table describes each component of the All Other Compensation column:

Supplemental Table to the Summary Compensation Table

Name	Perq./ Other Benefits ($) (a)	Contributions to Thrift Plus Plan ($)(b)	Contributions to Restoration Plan ($)(c)	Life Insurance ($)(d)	Total ($)

Christopher Rossi	—	16,780	29,892		46,672

Damon Audia	—	12,254	11,166		23,420

Judith L. Bacchus	—	14,927	1,980	1,086	17,993

Franklin Cardenas	204,906	17,274	—		222,180

Michelle R. Keating	—	16,391	1,300		17,691

Peter A. Dragich	1,415,770	5,108	—		1,420,878

(a)

For Mr. Cardenas, this column represents moving expenses, which includes a tax gross up. For Mr. Dragich, this column represents his final payout as a vested participant in the Executive Retirement Program (ERP), and severance payments made through June 30, 2021.

(b)	This column includes our contributions on behalf of the NEOs under the TPP. Please see the discussion included in the “Retirement Plans” section of the CD&A for more details about the TPP.

(c)

This column includes our contributions on behalf of the NEOs under the Restoration Plan. Please see the discussion included in the “Retirement Plans” section of the CD&A for more details about the Restoration Plan. Also refer to the 2021 Nonqualified Deferred Compensation section.

(d)

This column includes income imputed to the NEO based upon premiums paid by the Company to secure and maintain a term life insurance policy for the NEO while such person remains an active employee of the Company.

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2021 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	All Other Option Awards: Number of Securities Underlying Option (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Christopher Rossi		335,759	1,119,196	2,238,392

	8/15/2020							65,365			2,025,008

	8/15/2020				10,894	21,788	34,861				674,992

	12/1/2020							31,456			1,100,016

Damon Audia		134,640	448,800	897,600

	8/15/2020							18,108			560,986

	8/15/2020				3,018	6,036	9,658				186,995

	12/1/2020							12,868			449,994

Judith L. Bacchus		62,483	208,278	416,556

	8/15/2020							7,640			236,687

	8/15/2020				1,273	2,547	4,075				78,906

	12/1/2020							6,005			209,995

Franklin Cardenas		90,000	300,000	600,000

	8/15/2020							12,589			390,007

	8/15/2020				2,098	4,196	6,714				129,992

	12/1/2020							5,004			174,990

Michelle R. Keating		60,258	200,860	401,720

	8/15/2020							7,368			228,261

	8/15/2020				1,228	2,456	3,930				76,087

	12/1/2020							5,719			199,993

Peter A. Dragich		N/A	N/A	N/A

	8/15/2020							14,105			436,973

	8/15/2020				2,351	4,702	7,523				145,668

	12/1/2020							0

Notes and Supplemental Tables to the 2021 Grants of Plan-Based Awards Table

(1)

All grants were approved by the Compensation Committee on July 27, 2020, with a grant date of August 15, 2020, other than the supplemental retention RSU awards, which were approved by the Compensation Committee on October 26, 2020, with a grant date of December 1, 2020.

(2)

These columns reflect the possible payouts under the AIP, which is described more fully in the “AIP” section of the CD&A. The amounts presented in these columns reflect the amounts that could have been earned for 2021 based upon the level of achievement of the performance goals underlying such awards. Actual AIP earned for 2021 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3)

These columns reflect the PSU awards granted in August 2020 under the 2016 Plan. The amounts presented in these columns reflect the number of shares of our capital stock which could be earned over the course of the applicable performance period based upon the level of achievement of the performance goals underlying such awards. A description of our PSUs is set forth in the “Long-Term Incentives” section of the CD&A.

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(4)	This column reflects the number of RSUs awarded to the NEOs in August 2020. A description of our RSUs is set forth in the “Long-Term Incentives” section of the CD&A.

(5)

The amounts reported in this column represent the grant date fair value of each equity-based award as determined pursuant to FASB ASC Topic 718 (disregarding any estimates of forfeitures). Please refer to Note 18 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2021 for a discussion of additional assumptions used in calculating grant date fair value. The values reported in this column for the PSU awards granted in August 2020 were calculated at target.

Outstanding Equity Awards at Fiscal Year End 2021

	Option Awards(1)					Stock Awards(1)

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Christopher Rossi

						8/1/2018 (a)	11,036	396,413

						8/1/2018 (b)	14,899	535,172	—	—

						8/15/2019 (a)	35,946	1,291,180

						8/15/2019 (b)	—	—	26,959	968,367

						8/15/2020 (a)	65,365	2,347,911

						8/15/2020 (b)	34,861	1,252,200	43,577	1,565,286

						12/1/2020	31,456	1,129,900

Totals							193,563	6,952,776	70,536	2,533,653

Damon Audia

						10/1/2018 (a)	29,051	1,043,512

						10/1/2018 (b)	3,989	143,278	—	—

						8/15/2019 (a)	9,411	338,043

						8/15/2019 (b)	—	—	7,058	253,523

						8/15/2020 (a)	18,108	650,439

						8/15/2020 (b)	9,658	346,915	12,072	433,626

						12/1/2020	12,868	462,219

Totals							83,085	2,984,406	19,130	687,150

Judith L. Bacchus

	8/1/2013	6,963	—	45.24	8/1/2023

	8/14/2014	8,547	—	42.13	8/1/2024

						8/1/2018 (a)	1,354	48,636

						8/1/2018 (b)	1,827	65,626	—

						8/15/2019 (a)	4,175	149,966

						8/15/2019 (b)	—	—	3,131	112,466

						8/15/2020 (a)	7,640	274,429

						8/15/2020 (b)	4,074	146,324	5,094	182,976

						12/1/2020	6,005	215,700

Totals		15,510	—				25,075	900,680	8,225	295,442

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	Option Awards(1)					Stock Awards(1)

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Franklin Cardenas

						3/1/2020	8,394	301,512

						8/15/2020 (a)	12,589	452,197

						8/15/2020 (b)	6,714	241,153	8,393	301,477

						12/1/2020	5,004	179,744

Totals							32,701	1,174,606	8,393	301,477

Michelle R. Keating

						8/1/2017	8,000	287,360

						8/1/2018 (a)	1,205	43,284

						8/1/2018 (b)	1,625	58,384	—	—

						8/15/2019 (a)	4,026	144,614

						8/15/2019 (b)	—	—	3,020	108,478

						8/15/2020 (a)	7,368	264,659

						8/15/2020 (b)	3,930	141,151	4,912	176,439

						12/1/2020	5,719	205,426

Totals							31,873	1,144,878	7,932	284,917

Peter A. Dragich

	8/1/2013	7,958	—	45.24	8/1/2023

	8/1/2014	8,547	—	42.13	8/1/2024

	8/1/2015	35,473	—	31.69	8/1/2025

						8/1/2018 (a)	3,662	131,539

						8/1/2018 (b)	4,944	177,578	—

						8/15/2019 (a)	7,924	284,630

						8/15/2019 (b)	—	—	5,944	213,508

						8/15/2020 (a)	14,105	506,652

						8/15/2020 (b)	7,522	270,176	9,404	337,792

Totals		51,978	—				38,156	1,370,574	15,348	551,300

Notes and Supplemental Table to “Outstanding Equity Awards at Fiscal Year End 2021” Table

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(1)	Vesting Information:

Grant Date	Vesting Schedule
8/1/2017	The RSU award granted on this date vests in full on the fifth anniversary of the grant date.

8/1/2018	(a) The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.
and 10/1/2018 in the case of Mr. Audia	(b) The PSU awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each year are satisfied. The ROIC performance conditions underlying Year 1 (Fiscal 2019) of the performance period for this award were achieved and deemed earned by the Compensation Committee as of June 30, 2019. The ROIC performance conditions underlying Year 3 (Fiscal 2021) of the performance period for this award were not achieved and therefore not deemed earned by the Compensation Committee as of June 30, 2021. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of PSUs which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column based on achieving target performance goals.

8/15/2019

(a) The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(b) The PSU Awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three year period if the performance conditions for each year are satisfied. The ROIC performance conditions underlying Year 2 (Fiscal 2021) of the performance period for this award were not achieved and therefore not deemed earned by the Compensation Committee as of June 30, 2021. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of PSUs which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested” column based on achieving target performance goals.

3/1/2020	The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.
8/15/2020

(a) The RSU awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(b) The PSU Awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three year period if the performance conditions for each year are satisfied. The ROIC performance conditions underlying Year 1 (Fiscal 2021) of the performance period for this award were achieved and deemed earned by the Compensation Committee as of June 30, 2021. PSUs that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of PSUs which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested” column based on achieving target performance goals.

12/1/2020	The RSU awards granted on this date vest in full on the third anniversary of the grant date.

(2)	Market value is calculated using the closing price of our common stock on June 30, 2021 ($35.92).

(3)	Mr. Dragich will continue to vest in all outstanding RSUs and PSUs as if still employed as part of his separation agreement.

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Option Exercises and Stock Vested In 2021

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)(2)

Christopher Rossi	—	—	66,728	1,871,234

Damon Audia	—	—	33,756	983,301

Judith L. Bacchus	18,338	162,161	9,403	261,895

Franklin Cardenas	—	—	4,196	168,385

Michelle R. Keating	—	—	7,136	200,479

Peter A. Dragich	—	—	19,828	550,490

Notes and Supplemental Tables to Option Exercises and Stock Vested in 2021 Table

(1)

These values represent the aggregate dollar amount realized upon vesting. The value is calculated by multiplying the number of shares of stock that vested by the market value of the shares on the vesting date.

(2)

Regarding the vesting of RSU awards, our NEOs surrendered shares to satisfy tax withholding requirements, which reduced the actual value they received upon vesting. The number of shares surrendered and the corresponding value of those shares is shown below.

Name	Number of Shares Surrendered for Tax Withholding	Value of Shares Surrendered ($)

Christopher Rossi	26,129	737,293

Damon Audia	14,696	426,565

Judith L. Bacchus	2,761	76,993

Franklin Cardenas	1,390	55,781

Michelle R. Keating	2,020	56,763

Peter A. Dragich	5,655	157,030

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The following table shows benefits our NEOs are entitled to under our retirement programs, which are described more fully in the narrative that follows and in the CD&A.

2021 Pension Benefits

Name(1)	Plan Name(2)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)

Christopher Rossi	N/A	N/A	N/A	N/A

Damon Audia	N/A	N/A	N/A	N/A

Judith L. Bacchus	ERP	10.1	1,478,616	—

Franklin Cardenas	N/A	N/A	N/A	N/A

Michelle R. Keating	N/A	N/A	N/A	N/A

Peter A. Dragich	ERP	—	—	1,140,204

Notes to 2021 Pension Benefits Table

(1)	Messrs. Rossi, Audia and Cardenas and Ms. Keating do not participate in the Company’s Executive Retirement Program.

(2)	Refer to the “Retirement Programs” section below for a narrative description of the material factors of the ERP.

(3)

The accumulated benefit is based on the NEO’s historical compensation, length of service, the plan’s provisions, and applicable statutory and regulatory requirements. The present value has been calculated assuming the NEO will remain in service until age 62 for the ERP. Vesting schedules under the plans are disregarded for purposes of these calculations. Refer to Note 14 to the financial statements in Kennametal’s Annual Report on Form 10-K for 2021 for a discussion of additional assumptions used in calculating the present value.

2021 Nonqualified Deferred Compensation

The Company maintains the Kennametal Restoration Plan, a non-qualified retirement plan for the benefit of certain of our highly compensated executives. Under this plan, NEOs may make pre-tax contributions of up to 50% of their base compensation and up to 100% of their AIP. The plan provides for a “make-whole” Company contribution equal to the maximum matching, if any, contribution not provided to eligible employees under the TPP on compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($290,000 for 2021) applicable to the TPP. NEOs’ contributions are vested when made. Company contributions are vested when made, subject, however, to later forfeiture in the event the NEO is terminated for cause or engages in any business activities determined to be in competition with the Company. The NEO contributions, Company contributions and earnings thereon are invested in the same “notional options” available under the TPP, except participants may not select investments available under the TPP through the self-directed investment or brokerage option, and are ultimately paid out in cash, in accordance with elections made by the participant.

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The following table provides, for each NEO, their contributions, the Company’s contributions, the aggregate earnings and withdrawals in Fiscal 2021 and the aggregate balance, each under the Kennametal Restoration Plan, as of June 30, 2021.

Name	Executive Contributions During FY ($) (1)	Registrant Contributions During FY ($) (2)	Aggregate Earnings During FY ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ($) (4)

Christopher Rossi	59,846	29,892	11,955	56,069	321,455

Damon Audia	41,140	11,166	—	—	236,494

Judith L. Bacchus	9,467	1,980	3,990	—	171,576

Franklin Cardenas	—	—	—	—	—

Michelle R. Keating	6,695	1,300	—	—	55,038

Peter A. Dragich	78,733	—	26,568	355,823	1,250,534

Notes to 2021 Nonqualified Deferred Compensation Table

(1)	Amounts reflected are included in the “Salary” column of the Summary Compensation Table above.

(2)	Amounts reflected are included in the “All Other Compensation” column of the Summary Compensation Table above.

(3)	Amounts reflected are not included as compensation for the relevant NEOs in the Summary Compensation Table above.

(4)

All contributions comprising a portion of the aggregate balance at the end of Fiscal Year 2021 were included in the compensation reported in the Summary Compensation Table and prior years’ summary compensation tables, as applicable.

Retirement Programs

Qualified Defined Contribution Plan. The TPP is a defined contribution plan that the Company established to encourage investment and savings for eligible employees of business units, business entities and locations of Kennametal and its affiliates. Most eligible employees may elect to contribute from 1% to 50% of their salary to the TPP in the form of pre-tax, after-tax and/or Roth contributions. Unless they make a contrary election, any eligible employee who does not elect to participate by the first payroll period occurring no earlier than 45 days nor later than 90 days after first becoming eligible will have a 3% pre-tax contribution made on his or her behalf.

Participating employees receive a Company matching contribution of 100% of employee pre-tax, after tax and/or Roth contributions up to 6% of eligible compensation. Matching contributions made to eligible employees working after January 1, 2017 are 100% vested and can be made in the form of cash or Kennametal stock. The employee contributions, Company contributions and earnings thereon are invested and ultimately paid out in accordance with elections made by the participant. Participants have the right to direct the TPP trustee regarding how to vote any shares of Company stock held in their accounts. Shares as to which no instructions are received are voted by the trustee in its sole discretion. See the Summary Compensation Table and accompanying notes for more information about Company contributions to the NEO’s accounts.

Non-Qualified Plans. Our ERP, a non-qualified retirement plan, provides a formula-based benefit to eligible NEOs that is payable on a lump sum basis. The amount of the benefit is based upon an executive’s accrued benefit percentage (which varies by age) and compensation (base salary together with AIP target awards averaged for the three most recent fiscal years). ERP benefits vest once an executive’s accrued benefit

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percentage reaches 150%. If an executive terminates employment prior to reaching age 62, then the accrued benefit percentage is reduced to reflect the accrued benefit percentage that was applicable to the executive two years prior to the date of termination. The ERP was frozen as of December 31, 2016, with no new participants permitted into the ERP and those in the ERP as of December 31, 2016, are grandfathered in the ERP.

The Kennametal Restoration Plan, a non-qualified retirement plan, allows eligible NEOs to make pre-tax contributions on eligible compensation in excess of the Internal Revenue Code (IRC) Section 401(a)(17) dollar limits ($290,000 for 2021) applicable to the TPP. In addition, it provides for a “make whole” Company contribution equal to the maximum matching contributions not provided to eligible employees under the TPP on compensation in excess of this IRC limit on compensation that can be taken into account by the TPP. Company contributions are vested when made, however, subject to later forfeiture in the event the NEO is terminated for cause or engages in any business activities determined to be in competition with the Company. The NEO contributions, Company contributions and earnings thereon are invested in the same “notional options” available under the TPP (other than the brokerage option) and ultimately paid out in cash, in accordance with elections made by the participant.

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Equity Compensation Plans

Our equity compensation plans are summarized below. Grant practices and related information are generally described in the CD&A.

Kennametal Inc. 2020 Stock and Incentive Plan. The Kennametal Inc. Stock and Incentive Plan of 2020 (the “2020 Plan”), a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards and other share-based awards. The aggregate number of shares available for issuance under the 2020 Plan as of June 30, 2021 was 8,454,394 and was 7,010,120 following annual grants made on August 15, 2021.

Kennametal Inc. 2016 Stock and Incentive Plan. The Kennametal Inc. Stock and Incentive Plan of 2016 (the “2016 Plan”), a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards and other share-based awards. Shares remaining in the 2016 Plan were consumed under the 2020 Plan.

Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013 and as further amended January 27, 2015). The Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013 and as further amended by Amendment No. 1 on January 27, 2015) (the “A/R 2010 Plan”), a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, PSU awards, restricted stock awards, RSU awards, stock appreciation rights, share awards, stock unit awards and other share-based awards.

The “Prior Stock Plans” consist of the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “2002 Plan”), the Kennametal Inc. Stock and Incentive Plan of 2010 (the “2010 Plan”), and the A/R 2010 Plan, all of which were shareowner approved plans that provided for the granting of nonstatutory and incentive stock options and certain share awards. Although options and RSUs are outstanding under the Prior Stock Plans, no further awards may be made under those plans.

The Performance Bonus Stock Plan of 1995, as amended and restated on December 30, 2008 (the “Bonus Stock Plan”), a shareowner approved plan, provided for the issuance of not more than 1,500,000 shares, of which 121,058 remain available for issuance, as of June 30, 2021 (121,058 shares remain as of August 15, 2021). The Bonus Stock Plan permitted certain persons (including management and/or senior executives of the Company or its subsidiaries) who participated in the Kennametal Inc. AIP, as amended, and certain other performance-based bonus compensation plans to (i) elect to receive shares of the Company’s capital stock in lieu of all or any portion of cash bonus compensation owed to such person; and/or (ii) elect to have stock credits, in lieu of all or any portion of cash bonus compensation owed to such person, credited to an account established for such person by the Company. For Fiscal 2021, the above mentioned election options under the Bonus Stock Plan were not made available to AIP participants.

The Directors Stock Incentive Plan, which is a non-shareowner approved plan, provides for the issuance of not more than 400,000 shares, of which 126,823 remain available for issuance, as of June 30, 2021 (126,823 shares remain as of August 15, 2021). The plan allows any non-employee director to elect to receive shares of our capital stock in lieu of all or a portion of any Board or committee compensation that is otherwise payable to such non-employee director in any plan year or to receive stock credits for any Board or committee compensation that is deferred for any plan year pursuant to the Deferred Fee Plan.

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EQUITY COMPENSATION PLANS

The following table sets forth information about our equity compensation plans as of June 30, 2021.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights A(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights B(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) C

Equity compensation plans approved by shareowners(3)	2,212,655	37.83	8,454,394

Equity compensation plans not approved by shareowners(4)	116,301		126,823

TOTAL	2,328,956	37.83	8,581,218

(1)

This column also includes stock credits issued under the Bonus Stock Plan and Directors Stock Incentive Plan, RSUs granted under the 2002 Plan, 2010 Plan, A/R 2010 Plan, the 2016 Plan, and 2020 Plan, PSUs granted at target under the 2002 Plan and the 2010 Plan, which are then adjusted from target to units deemed earned based on the results of the annual performance period. For a description of the stock credits issued under the Bonus Plan see “Equity Compensation Plans” above. For a description of the stock credits issued under the Directors Stock Incentive Plan, see “Equity Compensation Plans” above and “Board of Directors Compensation and Benefits — Overview of Director Compensation — Directors Stock Incentive Plan.” For a description of the RSUs and PSUs issued under the 2002 Plan, the 2010 Plan, the 2016 Plan, and the 2020 Plan, see the CD&A.

(2)

The calculations of the weighted average exercise prices shown in this column do not include stock credits issued under the Bonus Stock Plan or the Directors Stock Incentive Plan, RSUs issued under the 2002 Plan, 2010 Plan, A/R 2010 Plan, the 2016 Plan, and the 2020 Plan or PSUs issued under the 2002 Plan and the 2010 Plan.

(3)

This row includes information related to the 2002 Plan, the 2010 Plan, the A/R 2010 Plan, the 2016 Plan, 2020 Plan and the Bonus Stock Plan. As noted above, no further grants may be made from the 2002, 2010 or 2016 Plans. As of June 30, 2021, the number of securities available for future issuance under the 2020 Plan, other than upon the exercise of options, warrants or rights was 8,333,336 of which 5,513,608 can be granted as full value awards. The number of shares available for future issuance under the Bonus Stock Plan is 126,823. As of June 30, 2021, the number of shares available for future issuance under the 2020 Plan was 8,581,218.

(4)	This row includes information related to the Directors Stock Incentive Plan. For a description of the Directors Stock Incentive Plan, see “Equity Compensation Plans” above.

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Potential Payments Upon Termination or Change in Control

In certain circumstances, our standard Officer’s Employment Agreement (the “Employment Agreement”) provides for post-termination payments to our NEOs upon termination of employment and/or in the event of a change in control. The material provisions of the Employment Agreement, which include certain restrictive covenants, are described in the CD&A. Under the Employment Agreement, the amount a NEO would receive upon termination of his or her employment depends on the reason for his or her termination and whether the termination is in connection with a change in control. Our stock and incentive plans and programs, and certain of our retirement plans also include change in control provisions. The following discussion explains the effects of termination, both within and outside of the context of a change in control, under the Employment Agreement, our stock and incentive plans and programs, and our applicable retirement plans.

Termination of Employment — Definitions

The terms set forth below generally have the following meanings under the Employment Agreement and as used in this section:

“Change in Control” — means a change in control transaction of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended. Transactions that would be deemed a Change in Control include:

•	A merger with any other corporation or entity other than one in which the Company owns all of the outstanding equity interests;

•	A sale of all or substantially all of the Company’s assets; and

•

The acquisition of 25% or more of the outstanding shares of the Company or the voting power of the outstanding voting securities of the Company together with or followed by a change in our Board’s composition such that a majority of the Board’s members does not include those who were members at the date of the acquisition or members whose election or nomination was approved by a majority of directors who were on the Board prior to the date of the acquisition.

“Cause” — generally means that the executive: (a) is guilty of malfeasance, willful misconduct or gross negligence in the performance of his duties; (b) has not made his services available to the Company on a full-time basis; or (c) has breached the non-competition provisions of the Employment Agreement.

“Date of Termination” — generally means: (a) if executive’s employment is terminated due to his death or retirement, the date of death or retirement, respectively; or (b) if executive’s employment is terminated for any other reason, the date on which the termination becomes effective as stated in the written notice of termination given to or by the executive.

“Good Reason” — generally means the occurrence of any of the following at or after a Change in Control: (a) a material diminution of responsibilities or such executive’s reporting responsibilities, titles or offices, as in effect immediately prior to a Change in Control; (b) a material reduction in base salary as in effect immediately prior to any Change in Control; (c) failure to provide comparable levels of incentive compensation; (d) a material reduction in benefit programs; (e) failure to obtain the assumption of the Employment Agreement by any successor Company; (f) the relocation of the executive to a facility more than 50 miles from present location; or (g) any purported termination of the executive by Kennametal, which is not for Cause or as a result of the executive’s death.

Termination of Employment —Outside of a Change in Control

Termination Provisions under the Employment Agreement

Cash Severance. If, with Board authorization, we involuntarily terminate an executive officer’s employment prior to a Change in Control and not for Cause, the executive is entitled to cash severance equal to 12 months of

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base salary as of the date of termination, payable as a lump sum, except for Mr. Rossi, who is entitled to cash severance equal to 24 months of base salary as of the date of termination, payable as a lump sum. Our executive officers are not entitled to severance under any other termination scenario outside of a Change in Control context.

Termination Provisions Under Our Equity Compensation Plans and Programs

We provide equity-based long-term incentive awards (LTI) and, in the past, have provided cash-based long-term incentive awards (Cash LTIP) for executives. (Please see the discussion in the CD&A for further details of these programs.) LTI awards are granted under the 2016 Plan and 2020 Plan; however, certain of our NEOs also have restricted stock or stock option awards that are outstanding and were granted under the 2010 Plan and the A/R 2010 Plan, before the 2016 Plan and 2020 Plan were adopted.

The 2010 Plan, A/R 2010 Plan, the 2016 Plan, and the 2020 Plan do not provide for additional benefits in the event of termination of employment except in the case of death, disability and retirement.

Death and Disability:

•

Stock Option Awards — All options become fully vested and exercisable in full as of the date the awardee’s employment is terminated, with such options being exercisable for a period following termination of the lesser of three years or the remaining original option term.

•	Restricted Stock and RSU Awards — All unvested restricted shares and RSUs become fully vested and all restrictions lapse as of the date the awardee’s employment is terminated.

•

PSU Awards — In the event an awardee’s employment is terminated during the performance period because of death or disability, the service condition applicable to such awards will be waived. For completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For fiscal years not completed, the performance conditions will be deemed to have been achieved at the target level and the awardee will be deemed to have earned for each such fiscal year a number of PSUs that were able to be earned for such fiscal year at the target level. In the event an awardee’s employment is terminated during the period between the end of the performance period and the payment date on account of death or disability, the service condition applicable to the award will be waived and the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions prior to the date of death or disability (as described in this section).

Retirement:

•	Stock Option Awards

•

2010 Plan, A/R 2010 Plan, 2016 Plan, and 2020 Plan — All options become fully vested and exercisable in full as of the date awardee’s employment is terminated, except in the case of early retirement under the 2016 Plan and 2020 Plan, in which case a pro-rata proportion of the options become vested and exercisable based upon the ratio of the number of days of employment during the vesting period, with the balance forfeited. In each case, vested options are exercisable for a period following termination of the lesser of three years or the remaining original option term.

•

Restricted Stock and RSU Awards — All unvested restricted shares and RSUs become fully vested and all restrictions lapse as of the date the awardee’s employment is terminated, except in the case of early retirement under the 2016 Plan and 2020 Plan, in which case a pro-rata portion of the unvested restricted shares and RSUs become vested based upon the ratio of the number of days of employment during the vesting period in relation to the vesting period, with the balance forfeited.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

•

PSU Awards — In the event a retirement eligible awardee’s employment is terminated because of retirement during the performance period, the amount of a PSU award to be paid, if any, will be determined as follows. For completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For the fiscal year in which the termination occurs, the awardee will be entitled to receive a pro rata portion of the PSUs that have been earned based on the ratio of the number of complete months the awardee was employed during the performance period to the total number of months in the performance period. All other PSUs granted under the award, including PSUs that could have been earned for fiscal years after the fiscal year in which the termination occurred, will be cancelled and forfeited without payment by the Company.

Non-Competition Provisions:

•

The right to exercise a stock option or vest in any restricted shares, RSUs, or PSUs is conditioned on compliance with certain non-competition provisions during employment and for two years after employment ends. Further, if the NEO received or is entitled to the delivery or vesting of stock during the last 12 months of employment or during the 24 months following termination, the Board of Directors may require the executive to forfeit the shares if it deems the executive engaged in Injurious Conduct (as defined in the plan documents).

Termination Provisions Under Certain of Our Retirement Plans

We maintain various retirement plans: the ERP, the Kennametal Restoration Plan, and the TPP (a 401(k) plan). A full summary of all plans is set forth in the CD&A. Ms. Bacchus is the only NEO that participates in the ERP. The amount payable under each retirement plan for each eligible NEO is determined by the plan’s benefit formula. The amount of benefits varies based upon the plan, the NEO’s years of service with us, and the NEO’s compensation. There are no additional benefits provided to any NEO in the event of termination of employment prior to a Change in Control. The right to receive benefits under the ERP and the Restoration Plan is conditioned on certain non-competition and non-solicitation provisions applicable during employment and for the three-year period following termination. The Compensation Committee reserves the right to take legal action to recover benefits that have already been paid.

Please see the tabular disclosures in the 2021 Pension Benefits table above as well as the narrative discussion following that table for more information on these plans.

Termination of Employment — In Connection with a Change in Control

Termination Provisions under the Employment Agreement

Cash Severance. For Messrs. Rossi, Audia and Cardenas, Mss. Bacchus and Keating, if employment is terminated within six months prior to a Change in Control or two years after a Change in Control, Messrs. Rossi, Audia and Cardenas, Mss. Bacchus and Keating will receive two-times his or her base salary at the rate in effect on the date of the termination and two-times his or her target bonus for the year in which the termination occurred. Mr. Dragich is not eligible to receive any severance in the event of a Change in Control, as he is no longer employed by the Company.

Continuation of medical and welfare benefits. For a two-year period following the Date of Termination, each listed NEO, will receive the same or equivalent medical, dental, disability and group insurance benefits that he or she received at the Date of Termination, except Mr. Dragich, due to his separation on November 30, 2020.

To the extent that the benefits cannot be provided by law or plan provision, the Company will make a payment to the executive equal to the difference between the amounts that would have been paid under the programs and the amount paid, if any, by the executive.

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Termination Provisions Under Our Equity Compensation Plans and Programs

Equity-based and other cash-based long-term incentive awards. The following provisions apply to previously granted and outstanding awards in the event of a Change in Control.

2002 Plan, 2010 Plan and A/R 2010 Plan — Unless the Board determines otherwise by resolution prior to a Change in Control, under the 2002 Plan, and in the event of a Change in Control under the 2002 Plan, the 2010 Plan and the A/R 2010 Plan, all options will become exercisable in full immediately prior to the Change in Control and all restricted shares, RSUs, PSUs and Cash LTIP awards will become immediately vested and all restrictions on those awards will lapse immediately prior to the Change in Control. Under the 2010 Plan and A/R 2010 Plan, for completed fiscal years, the awardee will be entitled to receive payment for any PSUs that have been earned based on the achievement of the performance conditions applicable to such fiscal year, while for fiscal years not completed, the performance conditions will be deemed to have been achieved at target level and the awardee will be deemed to have earned for such fiscal year a number of PSUs that were able to be earned for such fiscal year at the target level. In addition, under each of the three plans, all options held by an employee who is terminated for any reason during the two years following a Change in Control will immediately vest in full and may be exercised at any time within the three-month period following the date of termination (regardless of the expiration date of the option). Similarly, all restricted shares, RSUs, PSUs and Cash LTIP awards held by an employee who is terminated for any reason during the two years following a Change in Control will automatically vest and all restrictions will lapse.

A/R 2010 Plan, as amended, the 2016 Plan, and the 2020 Plan — For LTIP awards made after Amendment No. 1 to the A/R 2010 Plan dated January 27, 2015, and LTIP awards made under the 2016 Plan and the 2020 Plan, a “double-trigger” applies. Therefore, Cash LTIP awards made under the A/R 2010 Plan, as amended, performance share awards made under the 2016 Plan and the 2020 Plan, and restricted shares, RSU and PSU awards made under both, that are held by an employee who is terminated will not automatically vest, nor will the restrictions lapse, unless a Change in Control occurs and the employee is involuntarily terminated by us or our successor (other than for Cause or voluntary termination by the employee other than for Good Reason, or, under the amended A/R 2010 Plan, for death or Disability) within 6 months prior to a Change in Control or within 2 years following a Change in Control.

Termination Provisions Under Our Retirement Plans

In the event of a Change in Control, Ms. Bacchus will become 100% vested in the ERP (to the extent such executive’s benefits have not already vested); provided, however, that with or without a Change in Control, such amount would be reduced by a forfeiture of the last 24 months of credited service for a termination of employment prior to age 62. Receipt of the ERP benefits are conditioned upon compliance with the non-competition and non-solicitation provisions described above. However, under the ERP, if a participant’s employment is terminated (other than in connection with death or disability, and regardless of whether a Change in Control has occurred) prior to attainment of age 62, then the ERP provides that the participant will forfeit the last 24 months of credited service under the ERP. Similar to the A/R 2010 Plan amendment made on January 27, 2015, the Compensation Committee also amended the ERP to implement a “double-trigger” for benefits awarded on or after January 27, 2015. Therefore, in order for ERP benefits to automatically vest and all restrictions to lapse, a Change in Control must take place and an executive must be involuntarily terminated by us or our successor (other than for “cause,” death, Disability or a voluntary termination by the employee other than for Good Reason) within 6 months prior to a Change in Control or within 2 years following a Change in Control.

A Change in Control will not impact any rights of any executive under the TPP or Kennametal Restoration Plan.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The present value of accumulated benefit under the ERP for the participating NEOs and the aggregate balance under the Kennametal Restoration Plan for the participating NEOs are provided in the 2021 Pension Benefits Table and the 2021 Nonqualified Deferred Compensation Table, respectively, each set forth above.

The following tables detail the incremental payments and benefits (above those already disclosed in this Proxy Statement) to which the NEOs would have been entitled under each termination of employment and Change in Control scenario, assuming the triggering event occurred on June 30, 2021. On that date, the stock price was $35.92. The actual amounts that may be payable to any other NEO on a separation from the Company can only be determined at the time of the actual separation and may differ from the amounts set forth in the tables below based on various factors. We have not included Mr. Dragich in the below tables because he was not employed by us on June 30, 2021, and the amounts paid or payable in Fiscal 2021 to Mr. Dragich in connection with his separation from employment with the Company are included in the Summary Compensation Table, Supplemental Summary Compensation Table and the Option Exercises and Stock Vested In 2021 table, and the related discussion above, including the CD&A. Please also see the footnotes to the tables below for additional information.

Christopher Rossi	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment

Severance (1)	$1,865,326	$—	$—	$—	$4,103,717	$—

Stock Options (Unvested) (2)	$—	$—	$—	$—	$—	$—

Restricted Units (Unvested) (3)	$—	$5,165,404	$5,165,404	$—	$5,165,404	$—

Performance Units (Unvested) (3)	$—	$3,785,853	$3,785,853	$—	$3,785,853	$—

ERP (4)	$—	$—	$—	$—	$—	$—

Health & Welfare Benefits Continuation (5)	$—	$—	$—	$—	$36,517	$—

Life Insurance Proceeds (6)	$—	$—	$—	$—	$—	$—

Totals	$1,865,326	$8,951,257	$8,951,257	$—	$13,091,492	$—

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Damon Audia	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$561,000	$—	$—	$—	$2,019,600	$—
Stock Options (Unvested) (2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested) (3)	$—	$2,494,213	$2,494,213	$—	$2,494,213	$—
Performance Units (Unvested) (3)	$—	$1,034,065	$1,034,065	$—	$1,034,065	$—
ERP (4)	$—	$—	$—	$—	$—	$—
Health & Welfare Benefits Continuation (5)	$—	$—	$—	$—	$29,643	$—
Life Insurance Proceeds (6)	$—	$—	$—	$—	$—	$—

Totals	$561,000	$3,528,278	$3,528,278	$—	$5,577,521	$—

Franklin Cardenas	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$400,000	$—	$—	$—	$1,400,000	$—
Stock Options (Unvested) (2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested) (3)	$—	$933,453	$933,453	$—	$933,453	$—
Performance Units (Unvested) (3)	$—	$542,629	$542,629	$—	$542,629	$—
ERP (4)	$—	$—	$—	$—	$—	$—
Health & Welfare Benefits Continuation (5)	$—	$—	$—	$—	$42,819	$—
Life Insurance Proceeds (6)	$—	$—	$—	$—	$—	$—

Totals	$400,000	$1,476,082	$1,476,082	$—	$2,918,901	$—

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Judith L. Bacchus	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$378,688	$—	$—	$—	$1,173,933	$—
Stock Options (Unvested) (2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested) (3)	$262,432	$688,730	$688,730	$262,432	$688,730	$—
Performance Units (Unvested) (3)	$146,324	$441,766	$441,766	$146,324	$441,766	$—
ERP (4)	$—	$—	$—	$—	$1,116,997	$1,478,616
Health & Welfare Benefits Continuation (5)	$—	$—	$—	$—	$13,565	$—
Life Insurance Proceeds (6)	$—	$650,000	$—	$—	$—	$—

Totals	$787,443	$1,780,496	$1,130,496	$408,755	$3,434,991	$1,478,616

Michelle R. Keating	Non-Change in Control				Change in Control

Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance (1)	$365,200	$—	$—	$—	$1,132,120	$—
Stock Options (Unvested) (2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested) (3)	$—	$945,343	$945,343	$—	$945,343	$—
Performance Units (Unvested) (3)	$—	$426,069	$426,069	$—	$426,069	$—
ERP (4)	$—	$—	$—	$—	$—	$—
Health & Welfare Benefits Continuation (5)	$—	$—	$—	$—	$263	$—
Life Insurance Proceeds (6)	$—	$—	$—	$—	$—	$—

Totals	$365,200	$1,371,411	$1,371,411	$—	$2,503,795	$—

Footnotes to Potential Payments upon Termination or Change in Control Tables

(1)

Prior to a Change in Control, upon an involuntary, not for Cause termination, each named executive officer is assumed to receive the maximum severance payable under the provisions of his or her Employment Agreement (base salary for 24 months for Mr. Rossi and base salary for 12 months for each other named executive officer).

For purposes of these calculations, upon an involuntary termination, other than for Cause or disability, following a Change in Control, or termination by the named executive officer for Good Reason following a Change in Control, each named executive officer is assumed to receive the maximum severance payable

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under the provisions of his or her Employment Agreement. For each named executive officer this is an amount equal to two (2) times the base salary at the annual rate in effect on the Date of Termination and two (2) times the target bonus for the fiscal year in which the termination occurred.

Each named executive officer’s Employment Agreement provides that certain severance payments will be cut back to amounts that do not exceed each named executive officer’s respective safe harbor limit, as defined under the golden parachute rules of Internal Revenue Code Section 280G.

(2)

The amounts shown represent for each named executive officer the intrinsic value of stock options that would have become vested and exercisable upon the various scenarios based on the fair market value of the Company’s stock on June 30, 2021 (the last business day of Fiscal 2021) and the exercise price for such option multiplied by the number of shares underlying such option. As of June 30, 2021, no stock options were unvested.

(3)

The amounts shown for each named executive officer represent for the value of restricted unit awards and performance unit awards that would have been subject to accelerated vesting upon the various scenarios based on the fair market value of the Company’s stock on June 30, 2021 (the last business day of Fiscal 2021) multiplied by the number of shares that would have vested under each such award. With respect to the performance units outstanding for which the applicable performance period had not been completed as of June 30, 2021, the number of shares reported represents the full number of performance units that were able to be earned at the target level.

(4)

Upon a Change in Control, accrued benefits under the ERP will vest (to the extent not already vested). Under the ERP, if a participant’s employment is terminated (other than in connection with death or disability, and regardless of whether a Change in Control has occurred) prior to attainment of age 62, then the ERP provides that the participant will forfeit the last 24 months of credited service under the ERP.

(5)

For each named executive officer, these benefits consist of continued medical, dental, group term life, long term disability benefits, and accidental death and dismemberment for two (2) years upon involuntary, not for Cause termination or upon termination by the executive for Good Reason in connection with a change in control, as provided under the terms of the executive employment agreements.

(6)	For certain named executive officers, the company secures a life insurance policy payable to the executive’s beneficiary upon the executive’s death.

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CEO Pay Ratio for Fiscal Year 2021

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our CEO, Mr. Rossi, to the annual total compensation of our median employee. As permitted by SEC rules, we used Target Total Direct Compensation as our consistently applied compensation measure to determine our median employee from our employee population, excluding our CEO, as of June 30, 2021 (8,918 employees in total, 2,892 of whom were located in the United States and 6,026 of whom were located in various jurisdictions outside of the United States). Target Total Direct Compensation is defined as the sum of annual salary, target annual cash incentives and target long-term incentives. For hourly employees, the annual salary component of Target Total Direct Compensation was calculated using a reasonable estimate of hours worked and their hourly wage rate. We annualized Target Total Direct Compensation for 8,571 employees who were employed as of June 30, 2021 but were not employed for the full fiscal year. For our non-U.S. employees, we used the foreign exchange rates applicable at June 1, 2021 to convert their Target Total Direct Compensation into U.S. dollars. As permitted by SEC rules, we excluded all employees in certain jurisdictions located outside of the United States, which collectively represented less than 5% of our total number of employees. Approximately the following number of employees were excluded by jurisdiction: Australia (13), Brazil (115), Switzerland (25), Spain (99) and United Kingdom (95). After excluding employees in these jurisdictions, as referenced above, our pay ratio calculation included 8,571 of our total 8,918 employees.

After identifying the median employee, we calculated the annual total compensation for the median employee using the same methodology that we use for determining our CEO total compensation as disclosed in the Summary Compensation Table. For 2021, the median employee’s annual total compensation was $49,553 and Mr. Rossi’s annual total compensation was $6,447,574. Accordingly, the Fiscal Year 2021 ratio of annual total compensation for Mr. Rossi relative to our median employee’s annual total compensation is 130:1, which is a reasonable estimate that has been calculated in a manner consistent with the rules adopted by the SEC and is based on our records and the methodology described above.

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Proposal III. Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

Our shareowners have the opportunity to vote to approve on a non-binding, advisory basis, the compensation paid to our named executive officers as disclosed in the Compensation Discussion and Analysis and the Executive Compensation section of this Proxy Statement, as required by Section 14A of the Exchange Act. This “Say on Pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A and the compensation tables and narrative included in the Executive Compensation section of this Proxy Statement.

At our 2017 annual meeting of shareowners, the Company held an advisory (non-binding) vote to determine the frequency of future Say on Pay votes. Based on the voting results for this proposal at the 2017 annual meeting, the Board determined that the Say on Pay vote will be conducted annually until the next advisory vote is held to determine the frequency of the Say on Pay vote, which will occur no later than our 2023 annual meeting of shareowners. We expect that the next Say on Pay vote will occur at the 2022 annual meeting.

We believe that our CD&A and other compensation disclosures included in this Proxy Statement evidence a sound and prudent compensation philosophy and set of policies and practices and that our compensation decisions are consistent with our “Pay-for- Performance” philosophy and related policies and practices. We also believe that the Company’s compensation programs effectively align the interests of our executive officers with those of our shareowners by tying a significant portion of our executives’ compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company’s long-term success.

For the foregoing reasons, we are asking our shareowners to indicate their approval, on an advisory basis, of the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the CD&A and the compensation tables and narrative following the CD&A. While this vote is non-binding, the Company values the opinions of its shareowners and will consider the outcome of the vote when making future decisions concerning executive compensation.

The compensation paid to our named executive officers, as disclosed in this Proxy Statement, will be approved (on a non-binding advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, virtually or by proxy, at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR (ON A NON-BINDING, ADVISORY BASIS) THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE CD&A AND COMPENSATION TABLES AND NARRATIVE FOLLOWING THE CD&A.

KENNAMETAL INC. 2021 Proxy Statement	| 89

Ownership of Capital Stock by Directors, Nominees and Executive Officers

The following table sets forth beneficial ownership information as of August 15, 2021 for our directors, nominees, NEOs and all directors and executive officers as a group.

Name of Beneficial Owner	Total Beneficial Ownership of Common Stock (1)(2)	Stock Credits(3)	Performance Unit Awards(4)	Restricted Units(5)	Total Ownership of Common Stock(6)

Joseph Alvarado	8,799	—	—	7,592	16,391

Cindy L. Davis	32,417	—	—	7,592	40,009

William J. Harvey	54,070	2,595	—	7,592	64,257

William M. Lambert	29,662	—	—	7,592	37,254

Lorraine M. Martin	14,546	—	—	7,592	22,138

Sagar A. Patel	3,533	19,311	—		22,844

Christopher Rossi	133,915	—	34,861	137,668	306,444

Lawrence W. Stranghoener	47,108	86,026	—	—	133,134

Steven H. Wunning	86,473	13,499	—	7,592	107,564

Damon Audia	46,356	—	9,658	69,917	125,931

Judith L. Bacchus	47,449	—	4,074	17,861	69,384

Franklin Cardenas	6,034	—	6,714	30,183	42,931

Michelle R. Keating	14,804	—	3,930	24,901	43,635

Peter A. Dragich	74,821	—		13,366	88,187

Directors and Executive Officers as a Group (17 persons)	643,884	121,431	65,287	399,478	1,230,080

(1)

No individual beneficially owns in excess of one percent of the total shares outstanding. Directors and executive officers as a group beneficially owned 1.47% of the total shares outstanding as of August 15, 2021. Unless otherwise noted, the shares shown are subject to the sole voting and investment power of the person named.

(2)

In accordance with SEC rules, this column also includes shares that may be acquired pursuant to stock options that are exercisable as of August 15, 2021 or will become exercisable within 60 days of August 15, 2021 as follows: Ms. Davis, 14,000 shares; Mr. Harvey, 28,000 shares; Mr. Lambert, 14,000 shares; Mr. Stranghoener, 28,000 shares; Mr. Wunning, 28,000 shares; Ms. Bacchus, 15,510 shares; and Mr. Dragich, 51,978 shares.

(3)

This column represents shares of common stock to which the individuals are entitled pursuant to their election to defer fees or bonuses as stock credits under the Directors Stock Incentive Plan, the AIP or its predecessor, the Performance Bonus Stock Plan, the 2010 Plan, the A/R 2010 Plan, 2016 Plan or the 2020 Plan.

(4)

This column represents FY20 PSUs that have been deemed earned by the Compensation Committee, but remain subject to the continued service condition of such awards. Holders of these PSUs have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

90	| KENNAMETAL INC. 2021 Proxy Statement

OWNERSHIP OF CAPITAL STOCK BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

(5)

This column represents RSUs that were awarded to executives and directors under the 2010 Plan, the A/R 2010 Plan, the 2016 Plan and the 2020 Plan. Holders of RSUs have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

(6)

This column includes the shares reported in the “Total Beneficial Ownership” column, as well as the stock credits, PSU awards and the RSUs columns. These numbers (excluding the options that will become exercisable within 60 days which are included in the “Total Beneficial Ownership” amounts included in the table) are used for purposes of determining compliance with our Stock Ownership Guidelines.

KENNAMETAL INC. 2021 Proxy Statement	| 91

Principal Holders of Voting Securities

The following table sets forth each person or entity that may be deemed to have beneficial ownership of more than 5% of our outstanding capital stock based upon information that was available to us as of August 25, 2021 in addition to the information in the filings as indicated in the footnotes below.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Outstanding Capital Stock

BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	9,728,318	11.7%

Wellington Management Group LLP(2) 280 Congress Street Boston, MA 02210	9,326,353	11.20%

The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	7,665,225	9.20%

Ariel Investments, LLC(4) 200 East Randolph Street Suite 2900, Chicago, IL 60601	6,113,401	7.3%

(1)

Based solely on information included in Form 13G filed with the SEC on January 27, 2021 by BlackRock, Inc., BlackRock, Inc. had sole voting power with respect to 9,497,207 shares and sole dispositive power with respect to 9,728,318 shares, reported as 11.7% of the outstanding capital stock as of such date.

(2)

Based solely on information included in Form 13G filed jointly with the SEC on February 4, 2021 by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP each reported having shared voting power with respect to 8,398,397 shares and shared dispositive power with respect to 9,326,353 shares, reported as 11.20% of the outstanding capital stock as of such date. Wellington Management Company LLP reported having shared voting power with respect to 7,795,296 shares and shared dispositive power with respect to 8,311,313 shares, reported as 9.98% of the outstanding capital stock as of such date.

(3)

Based solely on information included in Form 13G filed with the SEC on February 10, 2021 by The Vanguard Group, The Vanguard Group had sole voting power with respect to 0 shares, shared voting power with respect to 82,248 shares, sole dispositive power with respect to 7,518,591 shares, and shared dispositive power with respect to 146,634 shares, reported as 9.20% of the outstanding capital stock as of such date.

(4)

Based solely on information included in Form 13G filed with the SEC on February 12, 2021 by Ariel Investments, LLC, Ariel Investments, LLC had sole voting power with respect to 5,764,185 shares and sole dispositive power with respect to 6,113,401 shares, reported as 7.3% of the outstanding capital stock as of such date.

92	| KENNAMETAL INC. 2021 Proxy Statement

Form 10-K Annual Report

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2021 as filed with the SEC are available for viewing at www.proxyvote.com. You may also request paper copies of the 2021 Annual Report by following the directions included in the Notice. The copies of our 2021 Annual Report do not contain copies of exhibits to that Annual Report.

Copies of all Company filings with the SEC (including the 2021 Annual Report and all exhibits to that report) are available on our website at www.kennametal.com under “About Us”, “Investor Relations”. A shareowner may obtain a paper copy of this Proxy Statement, the 2021 Annual Report, any exhibits to the 2021 Annual Report or any other filing with the SEC without charge by submitting a “Printed Material Request,” which can be found on our website at www.kennametal.com under “About Us”, “Investor Relations”, “Financial Information”. Alternatively, shareowners may write to: Vice President, Investor Relations, Kennametal Inc., 525 William Penn Place, Suite 3300, Pittsburgh, Pennsylvania 15219.

KENNAMETAL INC. 2021 Proxy Statement	| 93

Other Matters

Delinquent Section 16(a) Reports

Under Securities and Exchange Commission rules, our directors, executive officers and owners of more than 10% of our stock are required to file with the SEC reports of holdings and changes in beneficial ownership of Kennametal stock on Forms 3, 4 and 5. We routinely provide information and support to our directors and executive officers to assist with the preparation of Forms 4. We have reviewed copies of reports provided to us, as well as other records and information. Based on that review, we concluded that all reports were timely filed for 2021.

94	| KENNAMETAL INC. 2021 Proxy Statement

Appendix A — Adjusted EBIT, PWCPS and Adjusted ROIC Reconciliations

EBIT, EBIT Margin, Adjusted EBIT and Adjusted EBIT Margin

Earnings Before Interest and Taxes (EBIT) is a non-GAAP financial measure and is defined by the Company as net income attributable to Kennametal (which is the most directly comparable GAAP measure), with net income attributable to noncontrolling interests, interest expense or interest income and provision for income taxes added back. Management considers EBIT to be an important indicator of Kennametal’s operational strength and performance. Additionally, Kennametal will present EBIT on an adjusted basis. EBIT Margin and Adjusted EBIT Margin are calculated by dividing EBIT and Adjusted EBIT, respectively, by sales.

Primary Working Capital as a Percentage of Sales Revenues

Primary Working Capital (PWC) is a non-GAAP financial measure and is defined by the Company as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. Primary Working Capital as a Percent of Sales (PWCPS) is defined by the Company as the average of the previous five quarters’ PWC divided by the previous twelve months’ sales. We believe PWC and PWCPS better represent Kennametal’s performance in managing certain assets and liabilities controllable at the segment level and such measures are used as such for internal performance measurement.

Adjusted Return on Invested Capital

Adjusted Return on Invested Capital (Adjusted ROIC) is a non-GAAP financial measure and is defined by the Company as the previous twelve months’ net income, adjusted for interest expense, non-controlling interest and special items, divided by the sum of the previous five quarters’ average balances of debt and total equity. The most directly comparable GAAP measure is return on invested capital calculated utilizing GAAP net income. Management believes that adjusted ROIC provides additional insight into the underlying capital structure and performance of the Company.

Management utilizes these non-GAAP measures in determining compensation and assessing the operations of the Company.

EARNINGS BEFORE INTEREST AND TAXES (UNAUDITED) Year ended June 30 (in thousands)	2021

Net income attributable to Kennametal	$54,434

Add back:

Net income attributable to noncontrolling interests	$3,983

Interest expense	$46,375

Interest income	$(876)

Provision for income taxes	$6,243

EBIT	$110,159

Margin	6.0%

Adjustments:

Restructuring and related charges	$40,398

Partial annuitization of Canadian pension plans	$2,789

Adjusted EBIT	$153,346

Margin	8.3%

KENNAMETAL INC. 2021 Proxy Statement	| A-1

APPENDIX A

(in thousands, except percents)	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	Average

Current assets	$1,004,807	$966,916	$948,686	$935,721	$1,440,812

Current liabilities	437,394	425,553	402,641	415,573	898,080

Working capital, GAAP	$567,413	$541,363	$546,045	$520,148	$542,732

Excluding items:

Cash and cash equivalents	(154,047)	(114,307)	(103,188)	(98,290)	(606,684)

Other current assets	(71,470)	(73,235)	(73,123)	(78,700)	(73,698)

Total excluded current assets	(225,517)	(187,542)	(176,311)	(176,990)	(680,382)

Adjusted current assets	779,290	779,374	772,375	758,731	760,430

Current maturities of long-term debt and revolving and other lines of credit including notes payable to banks	(8,365)	(18,745)	(34,979)	(46,458)	(500,368)

Other current liabilities	(251,370)	(242,327)	(233,509)	(233,039)	(233,071)

Total excluded current liabilities	(259,735)	(261,072)	(268,488)	(279,497)	(733,439)

Adjusted current liabilities	177,659	164,481	134,153	136,076	164,641

Primary working capital	$601,631	$614,893	$638,222	$622,655	$595,789	$614,638

	Three Months Ended

	6/30/2021	3/31/2021	12/31/2020	9/30/2020	Total

Sales	$515,971	$484,658	$440,507	$400,305	$1,841,441

Primary working capital as a percentage of sales					33.4%

A-2	| KENNAMETAL INC. 2021 Proxy Statement

APPENDIX A

(in thousands, except percents)	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	Average

Current assets	$1,440,812	$966,723	$1,035,912	$1,065,389	$1,190,827

Current liabilities	898,080	383,131	409,110	418,719	461,726

Working capital, GAAP	$542,732	$583,592	$626,802	$646,670	$729,101

Excluding items:

Cash and cash equivalents	(606,684)	(85,230)	(105,210)	(113,522)	(182,015)

Other current assets	(73,698)	(60,550)	(97,824)	(67,106)	(57,381)

Total excluded current assets	(680,382)	(145,780)	(203,034)	(180,628)	(239,396)

Adjusted current assets	760,430	820,943	832,878	884,761	951,431

Current maturities of long-term debt and capital leases, including notes payable	(500,368)	(4,500)	(2,102)	(3,528)	(157)

Other current liabilities	(233,071)	(213,569)	(233,848)	(216,517)	(248,661)

Total excluded current liabilities	(733,439)	(218,069)	(235,950)	(220,045)	(248,818)

Adjusted current liabilities	164,641	165,062	173,160	198,674	212,908

Primary working capital	$595,789	$655,881	$659,718	$686,087	$738,523	$667,200

	Three Months Ended

	6/30/2020	3/31/2020	12/31/2019	9/30/2019	Total

Sales	$379,053	$483,084	$505,080	$518,088	$1,885,305

Primary working capital as a percentage of sales					35.4%

KENNAMETAL INC. 2021 Proxy Statement	| A-3

APPENDIX A

RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2021 (in thousands, except percents)

Invested Capital	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020	Average

Debt	$600,473	$610,417	$628,736	$639,708	$1,094,451	$714,757

Total equity	1,368,205	1,317,581	1,319,689	1,266,383	1,268,788	1,308,129

Total	$1,968,678	$1,927,998	$1,948,425	$1,906,091	$2,363,239	$2,022,886

	Three Months Ended
Interest Expense	6/30/2021	3/31/2021	12/31/2020	9/30/2020	Total

Interest expense	$6,552	$20,928	$8,317	$10,578	$46,375

Income tax benefit					10,945

Total interest expense, net of tax					$35,431

Interest expense					$46,375

Effects of early debt extinguishment					12,537

Adjusted interest expense					33,838

Income tax benefit					7,986

Adjusted interest expense, net of tax					$25,852

Total Income	Year-to-Date 2021

Net income attributable to Kennametal, as reported	$54,434

Restructuring and related charges	34,158

Discrete tax benefit	(9,268)

Effects of early debt extinguishment	6,438

Partial annuitization of Canadian pension plans	2,076

Noncontrolling interest	3,983

Adjusted interest expense, net of tax	25,852

$117,673

Average invested capital	$2,022,886

Adjusted Return on Invested Capital	5.8%

Return on invested capital calculated utilizing net income, as reported is as follows:

Net income attributable to Kennametal, as reported	$54,434

Noncontrolling interest	3,983

Total interest expense, net of tax	$35,431

$93,848

Average invested capital	$2,022,886

Return on Invested Capital	4.6%

A-4	| KENNAMETAL INC. 2021 Proxy Statement

APPENDIX A

RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2020 (in thousands, except percents)

Invested Capital	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019	Average

Debt	$1,094,451	$598,107	$595,325	$596,386	$592,631	$695,380

Total equity	1,268,788	1,298,823	1,347,026	1,337,650	1,374,704	1,325,398

Total	$2,363,239	$1,896,930	$1,942,351	$1,934,036	$1,967,335	$2,020,778

	Three Months Ended

Interest Expense	6/30/2020	3/31/2020	12/31/2019	9/30/2019	Total

Interest expense	$11,321	$7,897	$8,055	$7,881	$35,154

Income tax benefit					8,613

Total interest expense, net of tax					$26,541

Total Income	Year-to-Date 2020

Net (loss) income attributable to Kennametal, as reported	$(5,661)

Restructuring and related charges	73,954

Goodwill and other intangible asset impairment charges	27,611

Loss on divestiture	5,148

Discrete benefit from Swiss tax return	(14,500)

CARES Act	(6,913)

Other tax matters	(788)

Noncontrolling interest	614

Total interest expense, net of tax	26,541

$106,006

Average invested capital	$2,020,778

Adjusted Return on Invested Capital	5.2%

Return on invested capital calculated utilizing net income, as reported is as follows:

Net (loss) income attributable to Kennametal, as reported	$(5,661)

Total interest expense, net of tax	26,541

$20,880

Average Invested Capital	$2,020,778

Return on Invested Capital	1.0%

KENNAMETAL INC. 2021 Proxy Statement	| A-5

KENNAMETAL INC. 525 WILLIAM PENN PLACE SUITE 3300 PITTSBURGH, PA 15219

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 25, 2021 for shares held directly and by 11:59 p.m. Eastern Time on October 21, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/KMT2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 25, 2021 for shares held directly and by 11:59 p.m. Eastern Time on October 21, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D57703-TBD	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                     DETACH AND RETURN THIS PORTION ONLY

KENNAMETAL INC.	For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals II and III. 1. Election of nine directors for terms expiring in 2022	All ☐	All ☐	Except ☐	nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees:
01)	Joseph Alvarado	06)	Sagar A. Patel
02)	Cindy L. Davis	07)	Christopher Rossi
03)	William J. Harvey	08)	Lawrence W. Stranghoener
04)	William M. Lambert	09)	Steven H. Wunning
05)	Lorraine M. Martin

	For	Against	Abstain

2. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2022	☐	☐	☐

3. Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers	☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of the nominees in Item I, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm in Item II and FOR the non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers in Item III. The proxies are authorized to vote, in accordance with their judgment, upon such other matters as may properly come before the meeting and any adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

of Shareowners.

The Proxy Statement and the 2021 Annual Report to Shareowners are available at: www.proxyvote.com.

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D57704-TBD

Proxy — KENNAMETAL INC.

2021 ANNUAL MEETING OF SHAREOWNERS – OCTOBER 26, 2021

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

You, the undersigned shareowner, appoint each of William M. Lambert, Christopher Rossi and Lawrence W. Stranghoener as your attorney and proxy, with full power of substitution, on your behalf and with all powers that you would possess if personally present, to vote all shares of Kennametal Inc. capital stock that you would be entitled to vote at the Annual Meeting of Shareowners of Kennametal Inc. to be held virtually at www.virtualshareholdermeeting.com/KMT2021, on Tuesday, October 26, 2021 at 2:00 p.m. (Eastern Time), and at any adjournments thereof. The shares represented by this proxy shall be voted as instructed by you. If you do not otherwise specify, these shares (other than shares held in the Kennametal Inc. 401(k) account, which will be voted by the plan trustee based on your instructions) will be voted in accordance with the recommendations of the Board of Directors, as follows:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM I, FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022 IN ITEM II AND FOR THE NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN ITEM III.

If you have shares of Kennametal Inc. capital stock in your Kennametal Inc. 401(k) account, you must provide voting instructions to the plan trustee with this proxy or by Internet or telephone no later than Thursday, October 21, 2021 in order for such shares to be voted. Your voting instructions will be held in confidence.

(Continued and to be marked, dated and signed on the other side)

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS

PO BOX 1342T., SUITE 1300

BRENTWOOD, NY 11717

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717	**

VOTING INSTRUCTIONS

As the record holder for your shares, we will vote your shares based on your instructions.

Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.

If you sign and return this form, we will vote any unmarked items based on the board’s recommendations.

KENNAMETAL INC.

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instructions form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on 10/26/21 at 02:00 P.M. EDT

Make your vote count.

Vote must be received by 10/25/2021 to be counted.
1472 0797 1133 0441

Visit www.ProxyVote.com	Call 1-800-454-8683	Return this form in the enclosed postage-paid envelope.	Attend and vote at the meeting.

Scan to view materials and vote via smartphone.
Voting on www.ProxyVote.com is easy and fast! Go to www.ProxyVote.com, enter the control number above and vote!

X

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THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.

KENNAMETAL INC.
The Board recommends you vote FOR the following director nominee(s): 1 through 9			For All ☐	Withhold All ☐	For All Except ☐

Please check this box if you plan to attend the Meeting and vote your shares in person.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐

1.	Election of Directors
Nominees
	01 Joseph Alvarado 02 Cindy L. Davis 03 William J. Harvey 04 William M. Lambert 05 Lorraine M. Martin 06 Sagar A. Patel	07 Christopher Rossi 08 Lawrence W Stranghoener 09 Steven H. Wunning

The Board recommends you vote FOR the following proposal(s): 2 and 3						For	Against	Abstain

2.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2022.					☐	☐	☐
3.	Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers.					☐	☐	☐
*NOTE* Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date			1472 0797 1133 0441 10/26/21 123,456,789,012.00000 489170100 *****ACCOUNT P60303-01S GS2